                            ARMADA MONEY MARKET FUND
                               C SHARES PROSPECTUS
                                JANUARY 29, 2002




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                              [ARMADA FUNDS LOGO]

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY







ABOUT THIS PROSPECTUS
Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Armada Money Market Fund before investing. The Trust also offers Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.



This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Funds, please see:

Armada Money Market Fund .........................................       1

More Information About Principal
  Investment Strategies ..........................................       5

More Information About Fund Investments ..........................       5

Investor Profile .................................................       6

Investment Adviser and Investment Team ...........................       6

Purchasing, Selling and Exchanging Fund Shares ...................       6

Distribution of Fund Shares ......................................      12

Dividends and Taxes ..............................................      12

Financial Highlights .............................................      14

                                                        ARMADA MONEY MARKET FUND
--------------------------------------------------------------------------------


FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality ~short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


                                  1 PROSPECTUS

--------------------------------------------------------------------------------

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                [GRAPH]

                     2.95%               2001


         Best Quarter      1.15%    (3/31/01)
         Worst Quarter     0.33%    (12/31/01)

This table shows the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001.

                                             SINCE
CLASS C SHARES                     1 YEAR   INCEPTION
-----------------------------------------------------
Armada Money Market
Fund                                1.95%     2.34%(1)
-----------------------------------------------------
(1) Since November 15, 2000.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com.


                                  2 PROSPECTUS

                                                            FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              MONEY MARKET FUND
SHAREHOLDER FEES                                                  CLASS C(4)
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases (as percentage of offering price)              None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                                 1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of offering price)             None

Redemption Fee
(as a percentage of amount redeemed, if applicable)                 None

Exchange Fee                                                        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                           0.35%
Distribution (12b-1) Fees                                          0.75%
Other Expenses:
   Shareholder Servicing Fees(2)                                   0.25%
   Other                                                           0.08%
Total Other Expenses                                               0.33%
Total Annual Fund Operating Expenses                               1.43%(3)


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) The Money Market Fund's total actual annual operating expenses for Class C Shares for the most recent fiscal year were less than the amounts shown above because the Adviser waived a portion of the investment advisory fees (0.10%) in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class C Shares were 1.33%. The Adviser expects to continue these waivers so that the total operating expenses for Class C Shares for the current fiscal year are expected to remain at this level. These fee waivers remain in effect as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time.

(4) Class C Shares of the Money Market Fund are available only through exchanges from Class C Shares of other Armada Funds. Initial purchases of Class C Shares of the Fund are not possible except by using the Systematic Exchange Program (see page 10).

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."



                                  3 PROSPECTUS

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
MONEY MARKET FUND
     Class C Shares(1)                   $246    $452    $782    $1,713
     Class C Shares(2)                   $146    $452    $782    $1,713

(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.




                                  4 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL
INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

REPURCHASE AGREEMENTS

Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.


MORE INFORMATION
ABOUT FUND
INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

The Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

The Trust has applied for an order from the SEC that, if granted, would allow the non-money market funds offered by the Trust



                                  5 PROSPECTUS

--------------------------------------------------------------------------------
through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. There is no guarantee that the SEC will approve the application.

INVESTOR PROFILE

The Money Market Fund is generally appropriate for investors seeking current income and reduced risk through a widely diversified money market portfolio. Please consult your financial adviser for help in deciding whether the Fund is right for you.

INVESTMENT ADVISER
AND INVESTMENT TEAM

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of December 31, 2001, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.

The Adviser's Taxable Money Market Team is responsible for management of the Fund. The Adviser received a management fee equal to 0.25% of the Fund's average net assets for the fiscal year ended May 31, 2001.

PURCHASING, SELLING
AND EXCHANGING FUND
SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

        CLASS C SHARES HAVE:
        - No front-end sales charge
        - A contingent deferred sales charge (back-end sales charge if you redeem within 18 months from the date of initial purchase)
        - 12b-1 fees
        - $500 minimum initial investment - no subsequent minimum investment
        - No conversion to any other share class

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment if participating in a Systematic Exchange Program (see page
10). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of the Trust.

Class C Shares are for individual investors and retirement plans.



                                  6 PROSPECTUS

--------------------------------------------------------------------------------

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The Money Market Fund calculates the current business day's NAV once daily, at 4:00 p.m. Eastern time (or close of trading on the New York Stock Exchange). Purchase orders must be submitted to the Transfer Agent before 3:30 p.m. Eastern time in order to receive the current business day's NAV.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

To be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

NAV is not calculated on holidays when the New York Stock Exchange is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES
CONTINGENT DEFERRED SALES CHARGES

Class C Shares of the Money Market Fund are available only through an exchange from a non-money market fund offered by the Trust or when participating in the Systematic Exchange Program. You do not pay a sales charge when you receive Class C Shares of the Money Market Fund in an exchange. The offering price of Class C Shares is simply the next calculated NAV. But if you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or




                                  7 PROSPECTUS

--------------------------------------------------------------------------------

distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.

When an investor redeems Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

-   redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 701/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with a plan sponsor;

-   redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-   return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-   exchanges of Class C Shares for Class C Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
www.armadafunds.com

The minimum amount for Internet redemption is $100. You may arrange for participation in a




                                  8 PROSPECTUS

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form ~or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do no exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined, less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.

See "Contingent Deferred Sales Charges" on page 7 for information concerning the application of contingent deferred sales charges.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:




                                  9 PROSPECTUS

--------------------------------------------------------------------------------

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: ~(i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. Deadline for submitting same day exchange order to the Transfer Agent is 4:00 p.m. Eastern Time.

Class C Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of the Trust.

INTERNET
www.armadafunds.com
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of the Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
        Armada Funds
        P.O. Box 8421
        Boston, MA 02266-8421
For overnight delivery mail to:
        Boston Financial Data Services
        Attn: Armada Funds
        66 Brooks Drive
        Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.




                                 10 PROSPECTUS

--------------------------------------------------------------------------------

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. Any modification to the exchange privilege will not otherwise affect your right to redeem shares. You will be provided 60 days' notice before any material change to the exchange privilege is made.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

EXCHANGES AVAILABLE TO CLASS C SHARES

If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.



                                 11 PROSPECTUS

--------------------------------------------------------------------------------

DISTRIBUTION OF
FUND SHARES

The Money Market Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares of the Money Market Fund, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund accrues its income daily and distributes it monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Fund distributions will generally be taxable to you as ordinary income. You will be subject to




                                 12 PROSPECTUS

--------------------------------------------------------------------------------

income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of the Fund, if any, will be taxable to you as long-term capital gain.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE
STATEMENT OF ADDITIONAL INFORMATION.



                                 13 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about Class C Shares of the Money Market Fund. This information is intended to help you understand the Fund's financial performance since Class C Shares commenced operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report and is incorporated by reference into the Statement of Additional Information.

You can obtain the Fund's annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).




                                 14 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Period Ended May 31

                                                                                        Ratio of                      Ratio of
                                                                                          Net                            Net
                                                                            Ratio of    Investment     Ratio of       Investment
                                                  Net               Net     Expenses     Income       Expenses         Income
            Net Asset                Dividends    Asset             Assets     to          to         to Average      to Average
              Value,       Net        from Net    Value             End of   Average      Average     Net Assets      Net Assets
            Beginning   Investment   Investment   End of   Total    Period     Net         Net        (Excluding      (Excluding
            of Period     Income       Income     Period   Return+   (000)   Assets       Assets       Waivers)         Waivers)
----------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND

CLASS C
2001(1)    $1.00       $0.02        $(0.02)     $1.00     2.43%     $39         1.33%      4.62%       1.43%           4.52%


+ Total return is for the period indicated and has not been annualized.
(1) Money Market Fund Class C commenced operations on November 15, 2000. All ratios for the period have been annualized.




                                 15 PROSPECTUS

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                             Cleveland, Ohio 44114


                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley~Drive
                            Oaks, Pennsylvania 19456


                                 LEGAL COUNSEL
                           Drinker Biddle &~Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996




                                 16 PROSPECTUS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
         and Dean, Gatton College of Business
         and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation


J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company


The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                             [ARMADA FUNDS LOGO]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the ~SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). ~You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the ~SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Armada Funds' Investment Company Act registration number is 811-4416


[Armada LOGO]


ARM-PS-001-0500 (02/02)

EQUITY FUNDS

Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Micro Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund                           [PICTURE]
Small Cap Value Fund
Tax Managed Equity Fund
                                 A R M A D A   F U N D S   P R O S P E C T U S
ASSET ALLOCATION FUNDS                          C  SHARES
Aggressive Allocation Fund                   JANUARY 29, 2002
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
GNMA Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund

TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 [ARMADA LOGO]

                                   ARMADA(R)
                                      FUNDS

                          DESIGN YOUR OWN DESTINY(TM)
                              www.armadafunds.com

--------------------------------------------------------------------------------

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS

Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Funds before investing. The Trust also offers Class C Shares of the Armada Money Market Fund in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Armada Core Equity Fund ........................................         2

Armada Equity Growth Fund ......................................         4

Armada Equity Index Fund .......................................         6

Armada International Equity Fund ...............................         8

Armada Large Cap Ultra Fund ....................................        10

Armada Large Cap Value Fund ....................................        12

Armada Micro Cap Value Fund ....................................        14

Armada Mid Cap Growth Fund .....................................        16

Armada Small Cap Growth Fund ...................................        18

Armada Small Cap Value Fund ....................................        20

Armada Tax Managed Equity Fund .................................        22

Armada Aggressive Allocation Fund ..............................        28

Armada Balanced Allocation Fund ................................        30

Armada Conservative Allocation Fund ............................        32

Armada Bond Fund ...............................................        36

Armada GNMA Fund ...............................................        38

Armada Intermediate Bond Fund ..................................        40

Armada Limited Maturity Bond Fund ..............................        42

Armada Total Return Advantage Fund .............................        44

Armada U.S. Government Income Fund .............................        46

Armada Michigan Municipal Bond Fund ............................        52

Armada National Tax Exempt Bond Fund ...........................        54

Armada Ohio Tax Exempt Bond Fund ...............................        56

Armada Pennsylvania Municipal Bond Fund ........................        58

More Information About Principal Investment Strategies .........        63

More Information About Fund Investments ........................        67

Investor Profiles ..............................................        68

Investment Adviser and Investment Teams ........................        70

Purchasing, Selling and Exchanging Fund Shares .................        72

Dividends and Taxes ............................................        78

Financial Highlights ...........................................        80

--------------------------------------------------------------------------------

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.



                                  1 PROSPECTUS

EQUITY FUNDS
ARMADA CORE EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable _market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                  2 PROSPECTUS

EQUITY FUNDS
ARMADA CORE EQUITY FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS


                                    [GRAPH]

                                  -15.02%  2001

                         Best Quarter 13.10% (12/31/01)
                         Worst Quarter -15.60% (9/30/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.

CLASS C                 SHARES 1 YEAR           SINCE INCEPTION
---------------------------------------------------------------------
Armada Core Equity Fund    -15.85%                 -6.72%(1)
S&P 500 Composite Stock
Price Index(3)             -11.88%                 -8.51%(2)

(1) Since January 20, 2000.
(2) Since January 31, 2000.
(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                  3 PROSPECTUS

EQUITY FUNDS
ARMADA EQUITY GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                  4 PROSPECTUS

                                                                    EQUITY FUNDS
                                           ARMADA EQUITY GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart
shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  -17.09% 2001

                         Best Quarter 12.04% (12/31/01)
                         Worst Quarter -16.32% (3/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.

CLASS C SHARES                          1 YEAR          SINCE INCEPTION
-------------------------------------------------------------------------
Armada Equity Growth Fund               -17.91%             -10.48%(1)

S&P 500 Composite Stock
Price Index(3)                          -11.88%             -8.51%(2)

(1) Since January 27, 2000.
(2) Since January 31, 2000.
(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  5 PROSPECTUS

EQUITY FUNDS
ARMADA EQUITY INDEX FUND
--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the S&P 500 Composite Stock Price Index of common stocks may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to duplicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."





                                  6 PROSPECTUS

                                                                    EQUITY FUNDS
                                            ARMADA EQUITY INDEX FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS


                                    [GRAPH]

                                  -13.09% 2001

                         Best Quarter 10.34% (12/31/01)
                         Worst Quarter -15.02% (9/30/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.

CLASS C SHARES                          1 YEAR          SINCE INCEPTION
-------------------------------------------------------------------------
Armada Equity Index Fund                -13.96%             -11.75%(1)

S&P 500 Composite Stock
Price Index(2)                          -11.88%             -11.67%(1)

(1) Since January 17, 2000.
(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  7 PROSPECTUS

EQUITY FUNDS
ARMADA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers.

Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial




                                  8 PROSPECTUS

                                                                    EQUITY FUNDS
                                    ARMADA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  -26.05% 2001

                         Best Quarter 10.44% (12/31/01)
                         Worst Quarter -17.92% (9/30/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the MSCI EAFE Index.

CLASS C SHARES                          1 YEAR          SINCE INCEPTION
---------------------------------------------------------------------------
Armada International
Equity Fund                             -26.79%           -19.66%(1)

MSCI EAFE Index(3)                      -21.44%           -17.89%(2)

(1) Since January 5, 2000.

(2) Since December 31, 1999.

(3) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.



FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                  9 PROSPECTUS

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Growth Index. The S&P 500/Barra Growth Index is an unmanaged index comprised of common stocks which are capitalization-weighted and have higher price-to-book ratios.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 10 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]


                       -23.58%         2001








       Best Quarter     12.60%    (12/31/01)
       Worst Quarter   -21.22%     (3/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index and the Russell 1000 Growth Index.

CLASS C SHARES                1 YEAR   SINCE INCEPTION

Armada Large Cap Ultra
Fund                          -24.35%     -27.84%(1)

S&P 500/Barra Growth
Index(3)                      -12.73%     -19.00%(2)

Russell 1000 Growth Index(4)  -20.42%     -24.74%(1)


(1)  Since June 15, 2000.

(2)  Since May 31, 2000.

(3) The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.

(4) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization. The Fund changed to this index as its benchmark because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth Index.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  11 PROSPECTUS

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND (formerly Armada Equity Income Fund)
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price- to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Value Index. The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index which are capitalization weighted and have a lower than median market capitalization weighted price-to-book ratio.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value- oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                  12 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]





                       -4.72%         2001




      Best Quarter      7.89%    (12/31/01)
      Worst Quarter   -11.04%     (9/30/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index.

CLASS C SHARES                   1 YEAR    SINCE INCEPTION

Armada Large Cap
Value Fund                       -5.63%       5.43%(1)

S&P 500/Barra Value Index(3)    -11.71%      -1.71%(2)

Russell 1000 Value Index(4)      -5.60%      -2.29%(2)


(1)  Since January 27, 2000.

(2)  Since January 31, 2000.

(3) The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

(4) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization. The Fund changed to this index as its benchmark because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Value Index.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  13 PROSPECTUS

EQUITY FUNDS

ARMADA MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of micro cap companies

PRINCIPAL RISKS
Market risk, micro cap companies risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Micro Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have micro cap stock market capitalizations. The Fund considers a micro cap company to be one that has a market capitalization of up to $500 million at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by micro cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price- to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a micro cap company, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value- oriented micro cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

MICRO CAP COMPANIES RISK. The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. There normally is less publicly available information concerning these securities. Therefore, micro cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Securities of micro cap companies may be less liquid than securities of large companies and may be difficult to sell at a desirable time and price. The trading market for a particular security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such security. This risk may be greater to the extent the Fund owns a relatively large amount of a company's stock.

Micro cap companies may rely on credit to fund their operations more than larger companies. These companies may be negatively affected if credit becomes expensive or unavailable.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  14 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  15 PROSPECTUS

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  16 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]



                       -19.65%         2001








       Best Quarter     22.59%    (12/31/01)
       Worst Quarter   -27.42%     (9/30/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index.

CLASS C SHARES                   1 YEAR   SINCE INCEPTION

Armada Mid Cap Growth
Fund                            -20.45%     -25.85%(1)

Russell Midcap Growth
Index(3)                        -20.15%     -20.53%(2)


(1) Since June 15, 2000.

(2) Since May 31, 2000.

(3) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  17 PROSPECTUS

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to- book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  18 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]





                       -8.95%         2001







      Best Quarter     20.23%    (12/31/01)
      Worst Quarter   -25.93%     (9/30/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index.

CLASS C SHARES                  1 YEAR   SINCE INCEPTION

Armada Small Cap Growth
Fund                            -9.86%     -15.53%(1)

Russell 2000 Growth Index(3)    -9.23%     -16.32%(2)


(1)  Since January 20, 2000.

(2)  Since January 31, 2000.

(3) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  19 PROSPECTUS

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price- to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value- oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  20 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]


                       16.13%       2001









      Best Quarter     18.96%    (12/31/01)
      Worst Quarter   -11.65%     (9/30/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Russell 2000 Value Index.

CLASS C SHARES                  1 YEAR   SINCE INCEPTION

Armada Small Cap Value
Fund                            15.13%      26.94%(1)

Russell 2000 Value Index(3)     14.02%      20.87%(2)


(1)  Since January 27, 2000.

(2)  Since January 31, 2000.

(3) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  21 PROSPECTUS

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  22 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                         [GRAPH]




                       -13.59%        2001







       Best Quarter      9.60%    (12/31/01)
       Worst Quarter   -15.21%     (3/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index.

CLASS C SHARES                  1 YEAR      SINCE INCEPTION

Armada Tax Managed
Equity Fund                     -14.46%       -8.40%(1)

S&P 500 Composite Stock
Price Index(3)                  -11.86%      -10.51%(2)


(1)  Since January 10, 2000.

(2)  Since December 31, 1999.

(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  23 PROSPECTUS

EQUITY FUNDS

FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                              CORE EQUITY FUND                 EQUITY GROWTH FUND
                                                   CLASS C                           CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                    None                             None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   1.00%(1)                         1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None                             None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None                             None

Exchange Fee                                         None                             None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                             0.75%                            0.75%

Distribution (12b-1) Fees                            0.75%                            0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                      0.25%                            0.25%

  Other                                              0.19%                            0.13%

Total Other Expenses                                 0.44%                            0.38%

Total Annual Fund Operating Expenses                 1.94%                            1.88%



                                              EQUITY INDEX FUND              INTERNATIONAL EQUITY FUND
                                                   CLASS C                            CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                    None                             None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   1.00%(1)                         1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None                             None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None                             None

Exchange Fee                                         None                             None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                             0.35%                            1.15%

Distribution (12b-1) Fees                            0.75%                            0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                      0.25%                            0.25%

  Other                                              0.16%                            0.25%

Total Other Expenses                                 0.41%                            0.50%

Total Annual Fund Operating Expenses                 1.51%(3)                         2.40%




                                  24 PROSPECTUS

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------


                                                      LARGE CAP ULTRA FUND         LARGE CAP VALUE FUND
                                                            CLASS C                       CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                            None                          None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                           1.00%(1)                      1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions

(as a percentage of offering price)                          None                          None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                              None                          None

Exchange Fee                                                 None                          None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                     0.75%                         0.75%

Distribution (12b-1) Fees                                    0.75%                         0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                              0.25%                         0.25%

  Other                                                      0.18%                         0.17%

Total Other Expenses                                         0.43%                         0.42%

Total Annual Fund Operating Expenses                         1.93%                         1.92%



                                                     MICRO CAP VALUE FUND(4)       MID CAP GROWTH FUND
                                                             CLASS C                      CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                            None                          None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                           1.00%(1)                      1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                          None                          None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                              None                          None

Exchange Fee                                                 None                          None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                     1.15%                         1.00%

Distribution (12b-1) Fees                                    0.75%                         0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                              0.25%                         0.25%

  Other                                                      0.16%(5)                      0.21%

Total Other Expenses                                         0.41%                         0.46%

Total Annual Fund Operating Expenses                         2.31%(6)                      2.21%


                                  25 PROSPECTUS

EQUITY FUNDS

--------------------------------------------------------------------------------


                                           SMALL CAP GROWTH FUND        SMALL CAP VALUE FUND
                                                   CLASS C                      CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                    None                       None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   1.00%(1)                   1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None                       None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None                       None

Exchange Fee                                         None                       None


ANNUAL FUND OPERATING EXPENSES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Investment Advisory Fees                             1.00%                      1.00%

Distribution (12b-1) Fees                            0.75%                      0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                      0.25%                      0.25%

  Other                                              0.22%                      0.15%

Total Other Expenses                                 0.47%                      0.40%

Total Annual Fund Operating Expenses                 2.22%                      2.15%




                                            TAX MANAGED EQUITY FUND
                                                   CLASS C


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                    None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   1.00%(1)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None

Exchange Fee                                         None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                             0.75%

Distribution (12b-1) Fees                            0.75%

Other Expenses:

  Shareholder Servicing Fees(2)                      0.25%

  Other                                              0.17%

Total Other Expenses                                 0.42%

Total Annual Fund Operating Expenses                 1.92%



                                  26 PROSPECTUS

                                                                    EQUITY FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) The Equity Index Fund's total actual annual operating expenses for Class C Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses for Class C Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class C Shares were 1.36%. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class C Shares for the current fiscal year are expected to be 1.36%. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.
(4) The Micro Cap Value Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations. The prospectus will be supplemented to advise prospective investors when shares of the Fund are available for purchase.
(5) Other expenses for the Micro Cap Value Fund are based on estimated amounts for the current fiscal year.
(6) The Adviser and Distributor plan to waive a portion of their fees during the Micro Cap Value Fund's first year of operation. With these fee waivers the Fund's actual total operating expenses for the year for Class C Shares are expected to be 1.16%. The Adviser and/or Distributor may discontinue all or part of these waivers at any time.
For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 YEAR     3 YEARS    5 YEARS  10 YEARS

CORE EQUITY FUND
    Class C Shares(1)                    $  297     $  609     $1,047     $2,264
    Class C Shares(2)                    $  197     $  609     $1,047     $2,264
EQUITY GROWTH FUND
    Class C Shares(1)                    $  291     $  591     $1,016     $2,201
    Class C Shares(2)                    $  191     $  591     $1,016     $2,201
EQUITY INDEX FUND
    Class C Shares(1)                    $  254     $  477     $  824     $1,802
    Class C Shares(2)                    $  154     $  477     $  824     $1,802
INTERNATIONAL EQUITY FUND
    Class C Shares(1)                    $  343     $  748     $1,280     $2,736
    Class C Shares(2)                    $  243     $  748     $1,280     $2,736
LARGE CAP ULTRA FUND
    Class C Shares(1)                    $  296     $  606     $1,042     $2,254
    Class C Shares(2)                    $  196     $  606     $1,042     $2,254
LARGE CAP VALUE FUND
    Class C Shares(1)                    $  295     $  603     $1,037     $2,243
    Class C Shares(2)                    $  195     $  603     $1,037     $2,243
MICRO CAP VALUE FUND
    Class C Shares(1)                    $  334     $  721        N/A        N/A
    Class C Shares(2)                    $  234     $  721        N/A        N/A
MID CAP GROWTH FUND
    Class C Shares(1)                    $  324     $  691     $1,185     $2,544
    Class C Shares(2)                    $  224     $  691     $1,185     $2,544
SMALL CAP GROWTH FUND
    Class C Shares(1)                    $  325     $  694     $1,190     $2,554
    Class C Shares(2)                    $  225     $  694     $1,190     $2,554
SMALL CAP VALUE FUND
    Class C Shares(1)                    $  318     $  673     $1,154     $2,483
    Class C Shares(2)                    $  218     $  673     $1,154     $2,483
TAX MANAGED EQUITY FUND
    Class C Shares(1)                    $  295     $  603     $1,037     $2,243
    Class C Shares(2)                    $  195     $  603     $1,037     $2,243

(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.


                                 27 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS
Market risk, foreign risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 66.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


                                 28 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                   ARMADA AGGRESSIVE ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not yet completed one full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 29 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds and U.S. government securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers


                                 30 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                     ARMADA BALANCED ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]


                                  -7.79% 2001

                         Best Quarter    7.73% (12/31/01)
                         Worst Quarter -10.35%  (9/30/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index.

CLASS C SHARES                                  1 YEAR     SINCE INCEPTION

Armada Balanced
Allocation Fund                                 -8.70%       -4.53%(1)

Lehman U.S. Aggregate
Bond Index(3)                                    8.42%       10.87%(2)

S&P 500 Composite Stock
Price Index(4)                                  -11.88%     -12.06%(2)

Balanced Allocation
Hybrid Benchmark Index(5)                        -3.72%      -3.07%(2)

(1)  Since April 20, 2000.
(2)  Since April 30, 2000.
(3) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(4) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
(5) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 31 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS
Market risk, foreign risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 66.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


                                 32 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                 ARMADA CONSERVATIVE ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not yet completed one full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 33 PROSPECTUS

ASSET ALLOCATION FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                     AGGRESSIVE        BALANCED
                                                     ALLOCATION       ALLOCATION
                                                        FUND             FUND
                                                       CLASS C          CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)          None            None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                      1.00%(1)        1.00%(1)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                     None            None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                         None            None
Exchange Fee                                            None            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                0.25%           0.75%
Distribution (12b-1) Fees                               0.65%           0.75%
Other Expenses:
   Shareholder Servicing Fees(2)                        0.25%           0.25%
   Other                                                0.41%(3)        0.23%
Total Other Expenses                                    0.66%           0.48%
Total Annual Fund Operating Expenses                    1.56%(4)        1.98%
Indirect Underlying Fund Expenses                       1.05%(5)        N/A
Total Fund Operating and Indirect Expenses              2.61%(4)        N/A



                                                    CONSERVATIVE ALLOCATION FUND
                                                                CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                     None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                              1.00%(1)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                             None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                 None
Exchange Fee                                                    None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                        0.25%
Distribution (12b-1) Fees                                       0.65%
Other Expenses:
   Shareholder Servicing Fees(2)                                0.25%
   Other                                                        0.40%(3)
Total Other Expenses                                            0.65%
Total Annual Fund Operating Expenses                            1.55%(4)
Indirect Underlying Fund Expenses                               0.91%(5)
Total Fund Operating and Indirect Expenses                      2.46%(4)


                                 34 PROSPECTUS

ASSET ALLOCATION FUNDS
FUND FEES & EXPENSES

(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) Other Expenses for the Aggressive Allocation and Conservative Allocation Funds are based on estimated amounts for the current fiscal year.

(4) The Adviser expects to waive investment advisory fees for the Aggressive Allocation and Conservative Allocation Funds so that total operating expenses for Class C Shares for the current fiscal year are expected to be 1.31% and 1.30%, respectively. Total operating and indirect expenses for the Aggressive Allocation and Conservative Allocation Funds for Class C Shares for the current fiscal year are expected to be 2.31% and 2.07%, respectively. These fee waivers are in effect as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time.

(5) Because the Aggressive Allocation and Conservative Allocation Funds invest in other mutual funds, your investment in a Fund is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.53% to 1.50% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the preceding table are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                                Armada               Armada
                                              Aggressive          Conservative
                                           Allocation Fund       Allocation Fund
                                           ---------------       ---------------
Armada Large Cap Ultra Fund                      24.38%               11.38%
Armada Large Cap Value Fund                      24.37%               11.37%
Armada International Equity Fund                 11.25%                5.25%
Armada Small Cap Growth Fund                      7.50%                3.50%
Armada Small Cap Value Fund                       7.50%                3.50%
Armada Bond Fund                                 25.00%                0.00%
Armada Intermediate Bond Fund                     0.00%               65.00%
Armada Money Market Fund                          0.00%                0.00%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
Examples
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 Year     3 Years    5 Years  10 Years

Aggressive Allocation Fund*
   Class C Shares(1)                     $  364     $  811     $1,385    $2,944
   Class C Shares(2)                     $  264     $  811     $1,385    $2,944
Balanced Allocation Fund
   Class C Shares(1)                     $  301     $  621     $1,068    $1,789
   Class C Shares(2)                     $  301     $  621     $1,068    $1,789
Conservative Allocation Fund*
   Class C Shares(1)                     $  349     $  767     $1,311    $2,796
   Class C Shares(2)                     $  249     $  767     $1,311    $2,796


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

                                 35 PROSPECTUS

FIXED INCOME FUNDS
ARMADA BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment
objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


                                 36 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                    ARMADA BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.52% 2001

                          Best Quarter           3.90%   (9/30/01)
                         Worst Quarter          -0.63%  (12/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index.

CLASS C SHARES                         1 YEAR       SINCE INCEPTION

Armada Bond Fund                        5.52%           7.54%(1)
Lehman U.S. Aggregate Bond
Index(3)                                8.42%          11.51%(2)

(1)  Since June 12, 2000.

(2)  Since May 31, 2000.

(3) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 48 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 37 PROSPECTUS

FIXED INCOME FUNDS
ARMADA GNMA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund invests in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


                                 38 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                    ARMADA GNMA FUND (CONTINUED)
--------------------------------------------------------------------------------

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.22% 2001

                         Best Quarter            3.43%  (9/30/01)
                         Worst Quarter          -0.17% (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman GNMA Index.

CLASS C SHARES                 1 YEAR        SINCE INCEPTION

Armada GNMA Fund                5.22%           8.34%(1)
Lehman GNMA Index(3)            8.23%          10.62%(2)

(1)  Since January 27, 2000.

(2)  Since January 31, 2000.

(3) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

FUND FEES AND EXPENSES

See page 48 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 39 PROSPECTUS

FIXED INCOME FUNDS
ARMADA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. Interest rate risk. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not


                                 40 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                       ARMADA INTERMEDIATE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.95% 2001


                         Best Quarter           4.07%    (9/30/01)
                         Worst Quarter         -0.68%   (12/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S. Government/Credit Index.

CLASS C SHARES                                 1 YEAR      SINCE INCEPTION

Armada Intermediate Bond Fund                   5.95%           8.24%(1)
Lehman Intermediate U.S.
Government/Credit Index(3)                      8.98%          11.20%(2)

(1)  Since May 30, 2000.

(2)  Since May 31, 2000.

(3) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 49 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 41 PROSPECTUS

FIXED INCOME FUNDS
ARMADA LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 42 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                   ARMADA LIMITED MATURITY BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   8.25% 2001

                         Best Quarter           3.37%    (3/31/01)
                         Worst Quarter          0.50%   (12/31/01)


This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index.

CLASS C SHARES                         1 YEAR        SINCE INCEPTION

Armada Limited Maturity
Bond Fund                               7.25%           5.98%(1)

Merrill Lynch 1-3 Year
U.S. Corporate/Government
Index(3)                                8.71%           8.78%(2)

(1)  Since January 27, 2000.

(2)  Since January 31, 2000.

(3) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 49 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 43 PROSPECTUS

FIXED INCOME FUNDS
ARMADA TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund may invest in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Fixed income securities are designed to provide a fixed rate of interest at maturity and return the principal value at the end of the term. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are non-rated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality.

If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


                                 44 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                  ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)
--------------------------------------------------------------------------------

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.26% 2001

                         Best Quarter           4.66%  (9/30/01)
                         Worst Quarter         -0.61% (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman U.S. Government/ Credit Index.

CLASS C SHARES                         1 YEAR         SINCE INCEPTION

Armada Total Return
Advantage Fund                          5.26%           8.17%(1)

Lehman U.S. Government/Credit
Index(3)                                8.51%          10.46%(2)

(1)  Since October 3, 2000.

(2)  Since September 30, 2000.

(3) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 45 PROSPECTUS

FIXED INCOME FUNDS
ARMADA U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest up to 20% of the value of its total assets in mortgage-related debt securities and preferred stock of non-governmental issuers and the same proportion of its total assets in non-governmental asset backed securities. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 46 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                  ARMADA U.S. GOVERNMENT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.70% 2001

                         Best Quarter           3.47%    (9/30/01)
                         Worst Quarter         -0.05%   (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index.

CLASS C SHARES                         1 YEAR        SINCE INCEPTION

Armada U.S. Government
Income Fund                             5.70%           8.84%(1)

Lehman Mortgage-Backed
Securities Index(3)                     8.22%          10.43%(2)

(1)  Since June 21, 2000.

(2)  Since June 30, 2000.

(3) The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 47 PROSPECTUS

FIXED INCOME FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                       BOND FUND     GNMA FUND
                                                        CLASS C       CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                         None         None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        1.00%(1)     1.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None         None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None         None
Exchange Fee                                              None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  0.55%        0.55%
Distribution (12b-1) Fees                                 0.75%        0.75%
Other Expenses:
  Shareholder Servicing Fees(2)                           0.25%        0.25%
  Other                                                   0.12%        0.20%
Total Other Expenses                                      0.37%        0.45%
Total Annual Fund Operating Expenses                      1.67%        1.75%


                                 48 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                       LIMITED
                                                      INTERMEDIATE     MATURITY
                                                        BOND FUND      BOND FUND
                                                         CLASS C        CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                          None         None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                         1.00%(1)     1.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None         None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None         None
Exchange Fee                                               None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%        0.45%
Distribution (12b-1) Fees                                  0.75%        0.75%
Other Expenses:
  Shareholder Servicing Fees(2)                            0.25%        0.25%
  Other                                                    0.14%        0.18%
Total Other Expenses                                       0.39%        0.43%
Total Annual Fund Operating Expenses                       1.69%(3)     1.63%(3)


                                 49 PROSPECTUS

FIXED INCOME FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                        U.S.
                                                     TOTAL RETURN    GOVERNMENT
                                                    ADVANTAGE FUND   INCOME FUND
                                                        CLASS C        CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                          None         None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                         1.00%(1)     1.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None         None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None         None
Exchange Fee                                               None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%        0.55%
Distribution (12b-1) Fees                                  0.75%        0.75%
Other Expenses:
  Shareholder Servicing Fees(2)                            0.25%        0.25%
  Other                                                    0.14%        0.19%
Total Other Expenses                                       0.39%        0.44%
Total Annual Fund Operating Expenses                       1.69%(3)     1.74%


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) Each of these Funds' total actual annual operating expenses for Class C Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class C Shares were:

         Intermediate Bond Fund              1.54%
         Limited Maturity Bond Fund          1.53%
         Total Return Advantage Fund         1.49%

The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class C Shares for the current fiscal year are expected to be as follows:

         Intermediate Bond Fund              1.54%
         Limited Maturity Bond Fund          1.53%
         Total Return Advantage Fund         1.54%

These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


                                 50 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Examples
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR      3 YEARS      5 YEARS       10 YEARS

BOND FUND
  Class C Shares(1)              $270        $526          $907         $1,976
  Class C Shares(2)              $170        $526          $907         $1,976
GNMA FUND
  Class C Shares(1)              $278        $551          $949         $2,062
  Class C Shares(2)              $178        $551          $949         $2,062
INTERMEDIATE BOND FUND
  Class C Shares(1)              $272        $533          $918         $1,998
  Class C Shares(2)              $172        $533          $918         $1,998
LIMITED MATURITY BOND FUND
  Class C Shares(1)              $266        $514          $887         $1,933
  Class C Shares(2)              $166        $514          $887         $1,933
TOTAL RETURN ADVANTAGE FUND
  Class C Shares(1)              $272        $533          $918         $1,998
  Class C Shares(2)              $172        $533          $918         $1,998
U.S. GOVERNMENT INCOME FUND
  Class C Shares(1)              $277        $548          $944         $2,052
  Class C Shares(2)              $177        $548          $944         $2,052


(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.


                                 51 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal securities). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets in Michigan municipal securities. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 52 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                 ARMADA MICHIGAN MUNICIPAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

Class C Shares of the Fund had less than a full year of performance history as of December 31, 2001. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]


     6.98%   9.67%  -3.00% 13.24%  2.84%   6.93%   4.76%   -1.60%  8.71%   4.38%

     1992    1993   1994   1995    1996    1997    1998    1999    2000    2001

      Best Quarter      5.19%     (3/31/95)
      Worst Quarter    -3.27%     (3/31/94)

This table compares the Fund's average annual total returns of Class A Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

                                                                    SINCE
CLASS A SHARES             1 YEAR        5 YEARS    10 YEARS      INCEPTION

Armada Michigan
Municipal
Bond Fund                  -0.55%         3.57%       4.67%       5.19%(1)

Lehman 7 Year
Municipal
Bond Index(3)               5.20%         5.56%       6.13%       6.73%(2)

(1)  Since July 2, 1990.
(2)  Since June 30, 1990.
(3) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 53 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA NATIONAL TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities that generate income exempt from federal income tax. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 54 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                ARMADA NATIONAL TAX EXEMPT BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                   3.53%        2001

                         Best Quarter   2.31%  (9/30/01)
                         Worst Quarter -0.98% (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

CLASS C SHARES                1 YEAR   SINCE INCEPTION

Armada National Tax Exempt
Bond Fund                      2.53%        5.47%(1)
Lehman 7 Year Municipal
Bond Index(3)                  5.20%        7.70%(2)

(1)  Since February 24, 2000.
(2)  Since February 29, 2000.
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 55 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA OHIO TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Ohio personal income taxes (Ohio municipal securities). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non- diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 56 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                    ARMADA OHIO TAX EXEMPT BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                   3.39% 2001

                      Best Quarter            2.39%     (9/30/01)
                      Worst Quarter          -1.07%     (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

CLASS C SHARES                1 YEAR   SINCE INCEPTION

Armada Ohio Tax Exempt
Bond Fund                      2.39%       5.69%(1)
Lehman 7 Year Municipal
Bond Index(3)                  5.20%       7.31%(2)

(1)  Since June 23, 2000.
(2)  Since June 30, 2000.
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 57 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from Federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania Municipal Securities). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in Pennsylvania Municipal Securities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 58 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                             ARMADA PENNSYLVANIA MUNICIPAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   2.26% 2001

                Best Quarter      2.32%     (9/30/01)
                Worst Quarter    -0.95%    (12/31/01)

This table compares the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index.

CLASS C SHARES                 1 YEAR       SINCE INCEPTION

Armada Pennsylvania
Municipal Bond Fund             1.26%           3.70%(1)
Lehman 7 Year Municipal
Bond Index(3)                   5.20%           7.70%(2)

(1)  Since February 24, 2000.
(2)  Since February 29, 2000.
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 59 PROSPECTUS

TAX FREE BOND FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                        MICHIGAN       NATIONAL
                                                        MUNICIPAL     TAX EXEMPT
                                                        BOND FUND      BOND FUND
                                                         CLASS C        CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                          None         None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                         1.00%(1)     1.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None         None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None         None
Exchange Fee                                               None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%        0.55%
Distribution (12b-1) Fees                                  0.75%        0.75%
Other Expenses:
  Shareholder Servicing Fees(2)                            0.25%        0.25%
  Other                                                    0.15%        0.15%
Total Other Expenses                                       0.40%        0.40%
Total Annual Fund Operating Expenses                       1.70%(3)     1.70%(4)


                                 60 PROSPECTUS

                                                            TAX FREE BONDS FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                                                        OHIO TAX    PENNSYLVANIA
                                                         EXEMPT      MUNICIPAL
                                                        BOND FUND    BOND FUND
                                                         CLASS C      CLASS C

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                          None         None
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                         1.00%(1)     1.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None         None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None         None
Exchange Fee                                               None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.55%        0.55%
Distribution (12b-1) Fees                                  0.75%        0.75%
Other Expenses:
  Shareholder Servicing Fees(2)                            0.25%        0.25%
  Other                                                    0.11%        0.21%
Total Other Expenses                                       0.36%        0.46%
Total Annual Fund Operating Expenses                       1.66%(4)     1.76%(4)

(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
(3) The Adviser and Distributor each expects to waive a portion of their investment advisory fees and distribution fees, respectively, so that total operating expenses for Class C Shares of the Michigan Municipal Bond Fund are expected to be 1.55% for the current fiscal year. The Adviser and/or Distributor may discontinue all or part of these waivers at any time.
(4) Each of these Funds' total actual annual operating expenses for Class C Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class C Shares were:

               National Tax Exempt Bond Fund         1.55%
               Ohio Tax Exempt Bond Fund             1.51%
               Pennsylvania Municipal Bond Fund      1.24%

The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class C Shares for the current fiscal year are expected to be as follows:

               National Tax Exempt Bond Fund         1.55%
               Ohio Tax Exempt Bond Fund             1.51%
               Pennsylvania Municipal Bond Fund      1.61%

These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


                                 61 PROSPECTUS

TAX FREE BONDS FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                     1 YEAR    3 YEARS      5 YEARS     10 YEARS

MICHIGAN MUNICIPAL BOND FUND
  Class C Shares(1)                   $273       $536        $923       $2,009
  Class C Shares(2)                   $173       $536        $923       $2,009
NATIONAL TAX EXEMPT BOND FUND
  Class C Shares(1)                   $273       $536        $923       $2,009
  Class C Shares(2)                   $173       $536        $923       $2,009
OHIO TAX EXEMPT BOND FUND
  Class C Shares(1)                   $269       $523        $902       $1,965
  Class C Shares(2)                   $169       $523        $902       $1,965
PENNSYLVANIA MUNICIPAL BOND FUND
  Class C Shares(1)                   $279       $554        $954       $2,073
  Class C Shares(2)                   $179       $554        $954       $2,073



(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.




                                 62 PROSPECTUS

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 66 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                    Fixed                 High-Yield                Asset-      Mortgage-
                            Equity   Convertible    Income    Government  Lower Rated  Municipal    Backed       Backed     Foreign
                          Securities  Securities  Securities  Securities   Securities  Securities  Securities  Securities Securities
Armada Core Equity Fund        X
Armada Equity Growth Fund      X
Armada Equity Index Fund       X
Armada International
Equity Fund                    X                                                                                               X
Armada Large Cap Ultra Fund    X
Armada Large Cap Value Fund    X
Armada Micro Cap
Value Fund                     X
Armada Mid Cap Growth Fund     X
Armada Small Cap
Growth Fund                    X
Armada Small Cap
Value Fund                     X
Armada Tax Managed
Equity Fund                    X
Armada Aggressive
Allocation Fund                X                      X           X                                     X          X           X
Armada Balanced
Allocation Fund                X           X          X           X                                     X          X           X
Armada Conservative
Allocation Fund                X                      X           X                                     X          X           X
Armada Bond Fund                                      X           X                                     X          X
Armada GNMA Fund                                      X           X                                     X          X
Armada Intermediate
Bond Fund                                             X           X                                     X          X
Armada Limited Maturity
Bond Fund                                             X           X                                     X          X
Armada Total Return
Advantage Fund                                        X           X            X                        X          X
Armada U.S. Government
Income Fund                                           X           X                                     X          X
Armada Michigan
Municipal Bond Fund                                   X                                    X
Armada National Tax
Exempt Bond Fund                                      X                                    X
Armada Ohio Tax
Exempt Bond Fund                                      X                                    X
Armada Pennsylvania
Municipal Bond Fund                                   X                                    X



                                 63 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.


                                 64 PROSPECTUS

--------------------------------------------------------------------------------

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage- backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.


                                 65 PROSPECTUS

--------------------------------------------------------------------------------

In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


                                 66 PROSPECTUS

--------------------------------------------------------------------------------

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

                                                                         SINCE
CLASS I SHARES         1 YEAR          5 YEARS         10 YEARS        INCEPTION

Armada Money
Market Fund             3.91%           5.12%           4.66%           5.55%(1)


(1)  Since September 3, 1986.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. Except for the International Equity Fund, which invests in foreign securities as part of its principal investment strategy, and the Equity Index Fund, which will only invest in foreign securities if they are included in the S&P 500 Composite Price Index, an Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of the Equity Funds' principal investment strategies.

The Trust has applied for an order from the SEC that, if granted, would allow the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by the Trust are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies. There is no guarantee that the SEC will approve the application.


                                 67 PROSPECTUS

--------------------------------------------------------------------------------

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Tax exempt funds are generally not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns are generally lower than those of taxable funds and the benefits of the tax exemption cannot be realized in a tax-deferred account. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS

FUND                             MAY BE APPROPRIATE FOR . . .

Core Equity Fund                 Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks

Equity Growth Fund               Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks of large cap companies

Equity Index Fund                Investors seeking returns similar to those of
                                 the S&P 500 Composite Stock Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks

International Equity Fund        Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies

Large Cap Ultra Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of large cap companies

Large Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies

Micro Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of micro cap companies

Mid Cap Growth Fund              Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of mid cap companies

Small Cap Growth Fund            Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies

Small Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap companies

Tax Managed Equity Fund          Investors seeking capital appreciation who want
                                 to minimize the impact of taxes and who are willing to accept the risks of investing in a fund that invests primarily in common stocks


                                 68 PROSPECTUS

                            ASSET ALLOCATION FUNDS

FUND                                 MAY BE APPROPRIATE FOR . . .

Aggressive Allocation Fund           Investors seeking capital growth with the
                                     potential for above average total returns
                                     (as measured by the returns of the S&P 500
                                     Composite Stock Price Index) who are
                                     willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Armada Funds that focus their investments in equity securities

Balanced Allocation Fund             Investors seeking broad diversification by
                                     asset class and style to manage risk and provide the potential for above average total returns (as measured by the returns of the S&P 500 Composite Stock Price Index and the Lehman U.S. Aggregate Bond Index)

Conservative Allocation Fund         Investors seeking current income with the
                                     potential for above average total returns
                                     (as measured by the returns of the Lehman
                                     U.S. Aggregate Bond Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Armada Funds that focus their investments in fixed income securities

                               FIXED INCOME FUNDS

FUND                                 MAY BE APPROPRIATE FOR . . .

Bond Fund                            Investors seeking current income who
                                     are willing to accept the risks of
                                     investing in a fund that invests primarily in fixed income securities

GNMA Fund                            Investors seeking current income who are
                                     willing to accept the risks of investing in a fund that invests primarily in mortgage-backed securities

Intermediate Bond Fund               Investors seeking current income
                                     who are willing to accept the risks of
                                     investing in a fund that invests primarily in intermediate term fixed income securities

Limited Maturity Bond Fund           Investors seeking current income who are
                                     seeking to minimize share price volatility relative to our other fixed income funds and who are willing to accept the risks of investing in a fund that invests primarily in shorter term fixed income securities

Total Return Advantage Fund          Investors seeking total return with less
                                     share price volatility than a fund that
                                     invests primarily in equity securities who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities

U.S. Government Income Fund          Investors seeking current income who are
                                     interested in the lower credit risk
                                     associated with a fund that invests
                                     primarily in U.S. government fixed income securities

                               TAX-FREE BOND FUNDS

FUND                                 MAY BE APPROPRIATE FOR . . .

Michigan Municipal Bond Fund         Investors seeking current income exempt
                                     from federal and Michigan income taxes who are willing to accept moderate share price volatility

National Tax Exempt Bond Fund        Investors seeking current income exempt
                                     from federal income tax who are willing to accept moderate share price volatility

Ohio Tax Exempt Bond Fund            Investors seeking current income exempt
                                     from federal and Ohio income taxes who are willing to accept moderate share price volatility

Pennsylvania Municipal               Investors seeking current income exempt
Bond Fund                            from federal and Pennsylvania income
                                     taxes who are willing to accept moderate share price volatility


                                 69 PROSPECTUS

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2001, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

Prior to April 18, 2001, National Asset Management Corporation ("NAM"), with its principal offices at 101 South Fifth Street, 5th Floor, Louisville, Kentucky 40202, served as sub-adviser to the Core Equity and Total Return Advantage Funds pursuant to an investment sub-advisory agreement between NAM and the Adviser. On April 18, 2001, the Adviser assumed full responsibility for management of the Core Equity and Total Return Advantage Funds. During the fiscal year ended May 31, 2001, NAM's fees were paid by the Adviser.





                                 70 PROSPECTUS

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2001.

                                                                 ADVISORY FEES
                                                                  PAID AS A
                                                                PERCENTAGE OF
                                                                 AVERAGE NET
                                                                ASSETS FOR THE
                                                                 FISCAL YEAR
FUND NAME                            MANAGEMENT TEAM          ENDED MAY 31, 2001

Core Equity Fund                  Equity Growth Team                 0.75%
Equity Growth Fund                Equity Growth Team                 0.75%
Equity Index Fund                 Equity Team                        0.20%
International Equity Fund         Equity International Team          1.15%
Large Cap Ultra Fund              Equity Growth Team                 0.75%
Large Cap Value Fund              Equity Value Team                  0.75%
Micro Cap Value Fund              Equity Value Team                  1.15% (1)
Mid Cap Growth Fund               Equity Growth Team                 1.00%
Small Cap Growth Fund             Equity Growth Team                 1.00%
Small Cap Value Fund              Equity Value Team                  1.00%
Tax Managed Equity Fund           Equity Growth Team                 0.75%
Aggressive Allocation Fund        Quantitative Analysis Team         0.25% (2)
Balanced Allocation Fund          Quantitative Analysis Team         0.75%
Conservative Allocation Fund      Quantitative Analysis Team         0.25% (2)
Bond Fund                         Taxable Fixed Income Team          0.55%
GNMA Fund                         Taxable Fixed Income Team          0.55%
Intermediate Bond Fund            Taxable Fixed Income Team          0.40%
Limited Maturity Bond Fund        Taxable Fixed Income Team          0.35%
Total Return Advantage Fund       Taxable Fixed Income Team          0.35%
U.S. Government Income Fund       Taxable Fixed Income Team          0.55%
Michigan Municipal Bond Fund      Tax Exempt Fixed Income Team       0.40%
National Tax Exempt Bond Fund     Tax Exempt Fixed Income Team       0.40%
Ohio Tax Exempt Bond Fund         Tax Exempt Fixed Income Team       0.40%
Pennsylvania Municipal Bond Fund  Tax Exempt Fixed Income Team       0.40%

(1) The Micro Cap Value Fund had not yet commenced operations as of the date of this Prospectus. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.
(2) The Aggressive Allocation Fund and Conservative Allocation Fund were in operation for less than a year as of May 31, 2001. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.



                                 71 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Funds.

CLASS C SHARES:

 - No front-end sales charge

 - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)

 - 12b-1 fees

 - $500 minimum initial investment -- no subsequent minimum investment

 - Does not convert to any other share class

 - $50 minimum monthly investment through Planned Investment Program

 - Intended for individual investors and retirement plans

HOW TO PURCHASE FUND SHARES

                               NEW ACCOUNT SET UP                                     ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INTERNET                       Visit our site and click on "Open an Account           You may place your purchase order on our
www.armadafunds.com            Online." Or log on to our on-line Forms Center         Web Site using your established banking
                               to print or complete an application online.            instructions for payment. To authorize
                               Mail the application to the address below.             this service, please complete an
                               Unless you arrange to pay by wire or ACH,              Account Change Form or call
                               write your check, payable in U.S. dollars, to          1-800-622-FUND (3863).
                               "Armada Funds (Fund name)." The Trust
                               cannot accept third-party checks, credit cards,
                               credit card checks or cash.
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                      Call our Investor Services Line to obtain              Call our Investor Services Line to
1-800-622-FUND (3863)          an application.                                        purchase additional shares. To authorize
                                                                                      this service, please complete an Account
                                                                                      Change Form or call 1-800-622-FUND (3863).
-----------------------------------------------------------------------------------------------------------------------------------
MAIL                           Complete an application and mail it along              Make your check payable to "Armada
                               with a check payable, in U.S. dollars,                 Funds (Fund Name)." Please include
                               to "Armada Funds (Fund Name)."                         your account number on your check
                                 Armada Funds                                         and mail it to the address at the left.
                                 P.O. Box 8421
                                 Boston, MA 02266-8421

                               For overnight delivery mail to:
                                 Boston Financial Data Services
                                 Attn: Armada Funds
                                 66 Brooks Drive
                                 Braintree, MA 02184

                               The trust cannot accept third-party checks,
                               credit cards, credit card checks or cash.
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE       Complete "Bank, Wire & Electronic Funds                A Planned Investment Program can be set
("ACH")                        Transfer Instructions" section of the                  up to automatically purchase shares on
                               application to have funds directly                     designated dates during the month. Please
                               transferred from a bank account. Aprimary              see "Planned Investment Program" below.
                               and secondary account may be established.
                               Please note all electronic transfers will be on
                               the primary account unless notified otherwise.
                               Any changes in these instructions must be made in
                               writing to Armada Funds with a signature
                               guarantee.
-----------------------------------------------------------------------------------------------------------------------------------
                                 72 PROSPECTUS


                                 NEW ACCOUNT SET UP                                      ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT PROGRAM       With a $50 minimum initial investment and if            With current account information on your
                                 you have a checking or savings account with a           account, participation in the program can
                                 bank, you may purchase Class C Shares                   be arranged via the Internet or by calling
                                 automatically through regular deductions from           1-800-622-FUND (3863).
                                 your account in amounts of at least $50 per month
                                 per account.                                            For existing accounts, without account
                                                                                         information, participation can be arranged
                                 You may arrange for participation in this               by completing an Account Change Form
                                 program when a new account is established.              with banking information. This form must
                                                                                         include a signature guarantee by a bank
                                                                                         or other financial institution.
-----------------------------------------------------------------------------------------------------------------------------------
WIRE                             To purchase shares by wire, call                        Call 1-800-622-FUND (3863) prior to
                                 1-800-622-FUND (3863) to set up your                    sending the wire in order to obtain a
                                 account to accommodate wire transactions                confirmation number and to ensure
                                 and to receive a wire control number                    prompt and accurate handling of funds.
                                 to be included in the body of the wire.                 Ask your bank to transmit immediately
                                 Ask your bank to transmit immediately                   available funds by wire as described
                                 available funds by wire in the amount                   at the left. Please include your account
                                 of your purchase to:                                    number.

                                   State Street Bank and Trust Company
                                   ABA#011000028                                         The Fund and its transfer agent are not
                                   Account 99052755 Credit Armada Funds                  responsible for the consequences of delays
                                   (Account Registration)                                resulting from the banking or Federal
                                   (Account Number)                                      Reserve Wire system, or from incomplete
                                   (Wire Control Number)                                 wiring instructions.

                                 Note:  Your bank may charge you a fee
                                 for this service.
                                 The Fund and its transfer agent are not
                                 responsible for the consequences of delays
                                 resulting from the banking or Federal
                                 Reserve Wire system, or from incomplete
                                 wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY           Contact your financial consultant. Please               Contact your financial consultant. Please
                                 note, your financial consultant or                      note, your financial consultant or
                                 institution may charge a fee for its services.          institution may charge a fee for its
                                                                                         services.
-----------------------------------------------------------------------------------------------------------------------------------

                                  73 PROSPECTUS

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the New York Stock Exchange is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.

When an investor redeems his or her Class C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class C Shares are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.



                                 74 PROSPECTUS

The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

 - redemptions following the death or disability of a shareholder;

 - redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 701/2 years of age;

 - minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

 - redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

 - redemptions by a settlor of a living trust;

 - redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

 - return of excess contributions;

 - redemptions following the death or disability of both shareholders in the case of joint accounts;

 - exchanges of Class C Shares for Class C Shares of other Funds of the Trust;

 - distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

 - exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

 - redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
www.armadafunds.com

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

Telephone
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption.

                                  75 PROSPECTUS

See "Contingent Deferred Sales Charges" on page 74 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

INTERNET
www.armadafunds.com
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND
(3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.



                                76 PROSPECTUS

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES

If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.




                                  77 PROSPECTUS

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

    Armada International Equity Fund
    Armada Micro Cap Value Fund
    Armada Small Cap Growth Fund
    Armada Small Cap Value Fund

The following Funds distribute income quarterly:

    Armada Core Equity Fund
    Armada Equity Growth Fund
    Armada Equity Index Fund
    Armada Large Cap Ultra Fund
    Armada Large Cap Value Fund
    Armada Mid Cap Growth Fund
    Armada Tax Managed Equity Fund
    Armada Aggressive Allocation Fund
    Armada Balanced Allocation Fund

The following Funds distribute income monthly:

    Armada Conservative Allocation Fund
    Armada Bond Fund
    Armada GNMA Fund
    Armada Intermediate Bond Fund
    Armada Limited Maturity Bond Fund
    Armada Total Return Advantage Fund
    Armada U.S. Government Income Fund
    Armada Michigan Municipal Bond Fund
    Armada National Tax Exempt Bond Fund
    Armada Ohio Tax Exempt Bond Fund
    Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


                                  78 PROSPECTUS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF
ADDITIONAL INFORMATION.




                                  79 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report and are incorporated by reference into the Statement of Additional Information.

No financial highlights are presented for the Aggressive Allocation Fund or Michigan Municipal Bond Fund because Class C Shares of the Funds had not commenced operations as of May 31, 2001. No financial highlights are presented for the Micro Cap Value Fund because the Fund had not commenced operations as of the date of this prospectus.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                Realized and
          Net Asset      Net     Unrealized    Dividends    Distributions                                                 Ratio of
            Value,   Investment    Gains       from Net      from Net      Net Asset                    Net Assets        Expenses
          Beginning    Income/  (Losses) on   Investment     Realized      Value, End       Total        End of          to Average
          of Period    (Loss)    Securities     Income     Capital Gains    of Period      Return+     Period (000)      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
  CLASS C
  2001      $14.63    $(0.06)    $(0.73)        $(0.00)       $(1.92)         $11.92        (6.48)%      $      50          1.94%
  2000(1)    14.55     (0.05)      0.13          (0.00)        (0.00)          14.63         0.55                2          1.96

EQUITY GROWTH FUND
  CLASS C
  2001(2)   $28.38    $(0.26)    $(3.31)        $(0.00)       $(1.12)         $23.69       (13.06)%      $     436          1.88%
  2000(2,3)  28.04     (0.08)      0.42          (0.00)        (0.00)          28.38         1.21              263          1.86

EQUITY INDEX FUND
  CLASS C
  2001      $12.20    $ 0.00     $(1.40)        $(0.01)       $(0.00)         $10.79       (11.51)%       $    649          1.36%
  2000(4)    12.61      0.01      (0.41)         (0.01)        (0.00)          12.20        (3.17)             277          1.34

INTERNATIONAL EQUITY FUND
  CLASS C
  2001(2)   $14.83    $(0.10)    $(3.10)        $(0.00)       $(1.00)         $10.63       (23.40)%       $    364          2.41%
  2000(5)    15.37     (0.04)     (0.50)         (0.00)        (0.00)          14.83        (3.51)             165          2.39

LARGE CAP ULTRA FUND
  CLASS C
  2001(2,6) $20.22    $(0.17)    $(5.57)        $(0.00)       $(2.59)         $11.89       (30.66)%       $    123          1.93%

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)
  CLASS C
  2001      $15.93     $0.09      $1.72         $(0.15)       $(0.32)         $17.27        11.67%        $    187          1.93%
  2000(7)    15.27      0.08       0.63          (0.05)        (0.00)          15.93         4.65              105          1.88


                                           Ratio        Ratio of Net
                    Ratio of Net        of Expenses   Investment Income/
                      Investment         to Average   (Loss) to Average
                     Income/(Loss)       Net Assets      Net Assets       Portfolio
                      to Average         (Before Fee     (Before Fee      Turnover
                      Net Assets          Waivers)         Waivers)         Rate
-----------------------------------------------------------------------------------
CORE EQUITY FUND
  CLASS C
  2001                 (0.87)%            1.94%           (0.87)%           34%
  2000(1)              (0.93)             1.96            (0.93)            37

EQUITY GROWTH FUND
  CLASS C
  2001(2)              (0.98)%            1.88%           (0.98)%           18%
  2000(2,3)            (0.95)             1.86            (0.95)            25

EQUITY INDEX FUND
  CLASS C
  2001                 (0.06)%            1.51%           (0.21)%           15%
  2000(4)               0.02              1.49            (0.13)            48

INTERNATIONAL EQUITY FUND
  CLASS C
  2001(2)              (0.41)%            2.41%           (0.41)%          161%
  2000(5)              (0.90)             2.39            (0.90)           124

LARGE CAP ULTRA FUND
  CLASS C
  2001(2,6)            (1.32)%            1.93%           (1.32)%          102%

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)
  CLASS C
  2001                  0.59%             1.93%            0.59%            67%
  2000(7)               1.11              1.88             1.11             40


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Core Equity Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.

(2) Per share data calculated using average shares outstanding method.

(3) Equity Growth Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

(4) Equity Index Fund Class C commenced operations on January 17, 2000. All ratios for the period have been annualized.

(5) International Equity Fund Class C commenced operations on January 5, 2000. All ratios for the period have been annualized.

(6) Large Cap Ultra Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.

(7) Large Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.



                                 80 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                Realized and
          Net Asset      Net     Unrealized    Dividends    Distributions                                                 Ratio of
            Value,   Investment    Gains       from Net      from Net      Net Asset                    Net Assets        Expenses
          Beginning    Income/  (Losses) on   Investment     Realized      Value, End       Total        End of          to Average
          of Period    (Loss)    Securities     Income     Capital Gains    of Period      Return+     Period (000)      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
  CLASS C
  2001(1,2)   $15.11    $(0.12)    $(3.81)      $(0.00)       $(4.54)        $ 6.64        (29.86)%       $    142           2.21%

SMALL CAP GROWTH FUND
  CLASS C
  2001(1)     $14.57    $(0.18)    $(1.84)      $(0.00)       $(1.36)        $11.19        (15.32)%       $    374           2.22%
  2000(1, 3)   16.20     (0.07)     (1.56)       (0.00)        (0.00)         14.57        (10.06)              77           2.19

SMALL CAP VALUE FUND
  CLASS C
  2001        $14.62     $0.11      $4.14       $(0.12)       $(0.41)        $18.34         29.62%        $    361           2.15%
  2000(4)      13.07      0.01       1.54        (0.00)        (0.00)         14.62         11.86               68           2.17

TAX MANAGED EQUITY FUND
  CLASS C
  2001        $14.16    $(0.12)    $(1.66)      $(0.00)       $(0.03)        $12.35        (12.60)%       $    880           1.92%
  2000(5)      14.01     (0.03)      0.18        (0.00)        (0.00)         14.16          1.07              453           1.91

BALANCED ALLOCATION FUND
  CLASS C
  2001        $11.70     $0.21     $(0.46)      $(0.18)       $(1.55)        $ 9.72         (2.70)%       $     22           1.98%
  2000(6)      11.88      0.02      (0.20)       (0.00)        (0.00)         11.70         (1.52)               3           1.97

CONSERVATIVE ALLOCATION FUND
  CLASS C
  2001(7)     $10.14    $ 0.00     $(0.10)      $(0.00)       $(0.00)        $10.04         (0.99)%       $     55           1.22%

                                           Ratio        Ratio of Net
                     Ratio of Net        of Expenses   Investment Income/
                      Investment         to Average   (Loss) to Average
                     Income/(Loss)       Net Assets      Net Assets       Portfolio
                      to Average         (Before Fee     (Before Fee      Turnover
                      Net Assets          Waivers)         Waivers)         Rate
------------------------------------------------------------------------------------
MID CAP GROWTH FUND
  CLASS C
  2001(1,2)               (1.59)%            2.21%         (1.59)%         191%

SMALL CAP GROWTH FUND
  CLASS C
  2001(1)                 (1.39)%            2.22%         (1.39)%         174%
  2000(1, 3)              (1.24)             2.19          (1.24)          155

SMALL CAP VALUE FUND
  CLASS C
  2001                     0.40%             2.15%          0.40%          128%
  2000(4)                  1.01              2.17           1.01           120

TAX MANAGED EQUITY FUND
  CLASS C
  2001                    (0.84)%            1.92%         (0.84)%           1%
  2000(5)                 (0.77)             1.91          (0.77)            3

BALANCED ALLOCATION FUND
  CLASS C
  2001                     1.69%             1.98%          1.69%          161%
  2000(6)                  1.24              1.97           1.24           182

CONSERVATIVE ALLOCATION FUND
  CLASS C
  2001(7)                  2.35%             1.55%          2.00%            5%







+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) Mid Cap Growth Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.

(3) Small Cap Growth Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.

(4) Small Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

(5) Tax Managed Equity Fund Class C commenced operations on January 10, 2000. All ratios for the period have been annualized.

(6) The Balanced Allocation Fund Class C commenced operations on April 20, 2000. All ratios for the period have been annualized.

(7) The Conservative Allocation Fund Class C commenced operations on May 23, 2001. All ratios for the period have been annualized.







                                 81 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated

                                Realized and
          Net Asset      Net     Unrealized    Dividends    Distributions                                                 Ratio of
            Value,   Investment    Gains       from Net      from Net      Net Asset                    Net Assets        Expenses
          Beginning    Income/  (Losses) on   Investment     Realized      Value, End       Total        End of          to Average
          of Period    (Loss)    Securities     Income     Capital Gains    of Period      Return+     Period (000)      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
BOND FUND
  CLASS C
  2001(1)   $ 9.48     $0.52       $ 0.23        $(0.52)       $(0.00)       $ 9.71         8.06%        $     62           1.67%
GNMA FUND
  CLASS C
  2001      $ 9.75     $0.53        $0.46        $(0.52)       $(0.00)       $10.22        10.39%        $     60           1.75%
  2000(2)     9.72      0.18         0.03         (0.18)        (0.00)         9.75         2.16               84           1.76
INTERMEDIATE BOND FUND
  CLASS C
  2001      $ 9.93     $0.55        $0.35        $(0.55)       $(0.00)       $10.28         9.22%        $    180           1.54%
  2000(3)     9.91     (0.00)        0.02         (0.00)        (0.00)         9.93         0.22              191           1.54
LIMITED MATURITY BOND FUND
  CLASS C
  2001      $ 9.73    $ 0.51        $0.16        $(0.51)       $(0.00)       $ 9.89         7.06%        $     64           1.53%
  2000(4)     9.85      0.18        (0.12)        (0.18)        (0.00)         9.73         0.56               18           1.54
TOTAL RETURN ADVANTAGE FUND
  CLASS C
  2001(5)   $ 9.73    $ 0.32        $0.31        $(0.32)       $(0.00)       $10.04         6.54%        $     20           1.49%
U.S. GOVERNMENT INCOME FUND
  CLASS C
  2001(6)   $ 8.83     $0.45        $0.37        $(0.45)       $(0.00)       $ 9.20         9.51%        $    113           1.74%




                                     Ratio       Ratio of Net
                   Ratio of Net   of Expenses  Investment Income
                    Investment     to Average     to Average
                      Income       Net Assets     Net Assets    Portfolio
                    to Average    (Before Fee    (Before Fee    Turnover
                    Net Assets      Waivers)       Waivers)       Rate
------------------------------------------------------------------------------------
BOND FUND
  CLASS C
  2001(1)              5.44%         1.67%         5.44%          73%
GNMA FUND
  CLASS C
  2001                 5.24%         1.75%         5.24%          47%
  2000(2)              5.08          1.76          5.08           79
INTERMEDIATE BOND FUND
  CLASS C
  2001                 5.39%         1.69%         5.24%         133%
  2000(3)              5.26          1.69          5.11          201
LIMITED MATURITY BOND FUND
  CLASS C
  2001                 5.00%         1.63%         4.90%          87%
  2000(4)              4.84          1.64          4.74           90
TOTAL RETURN ADVANTAGE FUND
  CLASS C
  2001(5)              4.97%         1.69%         4.77%         182%
U.S. GOVERNMENT INCOME FUND
  CLASS C
  2001(6)              5.32%         1.74%         5.32%          78%


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) The Bond Fund Class C commenced operations on June 12, 2000. All ratios for the period have been annualized.

(2) GNMA Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

(3) Intermediate Bond Fund Class C commenced operations on May 30, 2000. All ratios for the period have been annualized.

(4) Limited Maturity Bond Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

(5) Total Return Advantage Fund Class C commenced operations on October 3, 2000. All ratios for the period have been annualized.

(6) U.S. Government Income Fund Class C commenced operations on June 21, 2000. All ratios for the period have been annualized.






                                 82 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                Realized and
          Net Asset      Net     Unrealized    Dividends    Distributions                                                 Ratio of
            Value,   Investment    Gains       from Net      from Net      Net Asset                    Net Assets        Expenses
          Beginning    Income/  (Losses) on   Investment     Realized      Value, End       Total        End of          to Average
          of Period    (Loss)    Securities     Income     Capital Gains    of Period      Return+     Period (000)      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund
  CLASS C
  2001++    $ 9.50       $0.27     $0.51        $(0.27)       $(0.00)         $10.01        8.30%        $   82          1.55%
  2000(1)     9.52        0.03     (0.02)        (0.03)        (0.00)           9.50        0.09             --          1.50
Ohio Tax Exempt Bond Fund
  CLASS C
  2001(2)   $10.61       $0.36     $0.38        $(0.35)       $(0.00)         $11.00        7.08%        $  281          1.51%
Pennsylvania Municipal Bond Fund
  CLASS C
  2001(3)+++$ 9.91       $0.04     $0.47        $(0.04)       $(0.00)         $10.38        5.18%        $    4          1.24%
  2000(4)     9.95        0.13     (0.14)        (0.03)        (0.00)           9.91       (0.06)            --          1.53


                                          Ratio        Ratio of Net
                     Ratio of Net      of Expenses  Investment Income/
                      Investment       to Average   (Loss) to Average
                     Income/(Loss)     Net Assets      Net Assets      Portfolio
                      to Average      (Before Fee     (Before Fee      Turnover
                      Net Assets        Waivers)        Waivers)         Rate
------------------------------------------------------------------------------------
National Tax Exempt Bond Fund
  CLASS C
  2001++               3.44%             1.70%            3.29%          27%
  2000(1)              3.41              1.65             3.26           65
Ohio Tax Exempt Bond Fund
  CLASS C
  2001(2)              3.49%             1.66%            3.34%          20%
Pennsylvania Municipal Bond Fund
  CLASS C
  2001(3)+++           3.72%             1.42%            3.54%          25%
  2000(4)              3.55              1.68             3.40           38


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.

++ Information presented for the National Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.

+++ Information presented for the Pennsylvania Municipal Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.

(1) National Tax Exempt Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.

(2) Ohio Tax Exempt Bond Fund Class C commenced operations on June 23, 2000. All ratios for the period have been annualized.

(3) Per share data calculated using average shares outstanding method.

(4) Pennsylvania Municipal Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.











                                 83 PROSPECTUS

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996







                                 84 PROSPECTUS

                                                     BOARD OF TRUSTEES
--------------------------------------------------------------------------------
 ROBERT D. NEARY                              RICHARD W. FURST
 Chairman                                     Garvice D. Kincaid Professor of Finance
 Retired Co-Chairman, Ernst & Young                and Dean, Gatton College of Business
 Director:                                         and Economics, University of Kentucky
 Cold Metal Products, Inc.                    Director:
 Commercial Metals Company                    Foam Design, Inc.
 Strategic Distribution, Inc.                 The Seed Corporation
                                              Office Suites Plus, Inc.
                                              ihigh, Inc.
 HERBERT R. MARTENS, JR.
 President
 Executive Vice President,                    GERALD L. GHERLEIN
     National City Corporation                Retired Executive Vice President and
 Chairman, President and Chief Executive           General Counsel, Eaton Corporation
     Officer, NatCity Investments, Inc.

                                              J. WILLIAM PULLEN
 JOHN F. DURKOTT                              President and Chief Executive Officer,
 President and Chief Operating Officer,            Whayne Supply Company
     Kittle's Home Furnishings Center, Inc.

 ROBERT J. FARLING
 Retired Chairman, President and Chief
     Executive Officer, Centerior Energy

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                          [ARMADA(R) FUNDS LOGO]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Armada Funds' Investment Company Act registration number is 811-4416.

[ARMADA FUNDS LOGO]
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com
                                                     ARM-PS-005-0100 (02/02)

EQUITY FUNDS
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Micro Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Tax Managed Equity Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
GNMA Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund

TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund

                                  ARMADA FUNDS
                     PROSPECTUS A, B AND H SHARES (RETAIL)
                                JANUARY 29, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                   [ARMADA LOGO]

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY


ABOUT THIS PROSPECTUS
Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Funds before investing. The Trust also offers Class A, Class B and Class H Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

ARMADA CORE EQUITY FUND ............................................     2
ARMADA EQUITY GROWTH FUND ..........................................     4
ARMADA EQUITY INDEX FUND ...........................................     6
ARMADA INTERNATIONAL EQUITY FUND ...................................     8
ARMADA LARGE CAP ULTRA FUND ........................................    10
ARMADA LARGE CAP VALUE FUND ........................................    12
ARMADA MICRO CAP VALUE FUND ........................................    14
ARMADA MID CAP GROWTH FUND .........................................    16
ARMADA SMALL CAP GROWTH FUND .......................................    18
ARMADA SMALL CAP VALUE FUND ........................................    20
ARMADA TAX MANAGED EQUITY FUND .....................................    22
ARMADA AGGRESSIVE ALLOCATION FUND ..................................    30
ARMADA BALANCED ALLOCATION FUND ....................................    32
ARMADA CONSERVATIVE ALLOCATION FUND ................................    34
ARMADA BOND FUND ...................................................    40
ARMADA GNMA FUND ...................................................    42
ARMADA INTERMEDIATE BOND FUND ......................................    44
ARMADA LIMITED MATURITY BOND FUND ..................................    46
ARMADA TOTAL RETURN ADVANTAGE FUND .................................    48
ARMADA U.S. GOVERNMENT INCOME FUND .................................    50
ARMADA MICHIGAN MUNICIPAL BOND FUND ................................    56
ARMADA NATIONAL TAX EXEMPT BOND FUND ...............................    58
ARMADA OHIO TAX EXEMPT BOND FUND ...................................    60
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND ............................    62
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES .............    66
MORE INFORMATION ABOUT FUND INVESTMENTS ............................    70
INVESTOR PROFILES ..................................................    71
INVESTMENT ADVISER AND INVESTMENT TEAMS ............................    73
PURCHASING, SELLING AND EXCHANGING FUND SHARES .....................    75
DIVIDENDS AND TAXES ................................................    83
FINANCIAL HIGHLIGHTS ...............................................    86

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.



                                  1 PROSPECTUS

EQUITY FUNDS
ARMADA CORE EQUITY FUND
--------------------------------------------------------------------------------
FUND SUMMARY
INVESTMENT GOAL
Capital Appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS
OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  2 PROSPECTUS

                                                                    EQUITY FUNDS
                                             ARMADA CORE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   31.99% 1998
                                   19.72% 1999
                                   1.45% 2000
                                  -14.49% 2001

                         Best Quarter 25.04% (12/31/98)
                        Worst Quarter -15.44% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                          1 YEAR               SINCE INCEPTION

Armada Core Equity Fund                   -19.18%                 6.69%(1)

S&P 500 Composite
Stock Price Index(5)                      -11.88%                 5.69%(2)


CLASS B SHARES                          1 YEAR               SINCE INCEPTION

Armada Core Equity Fund                   -19.18%                 6.96%(3)

S&P 500 Composite
Stock Price Index(5)                      -11.88%                 5.67%(4)

(1) Since August 1, 1997.

(2) Since July 31, 1997.

(3) Since January 6, 1998.

(4) Since December 31, 1997.

(5) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  3 PROSPECTUS

EQUITY FUNDS
ARMADA EQUITY GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                  4 PROSPECTUS

                                                                    EQUITY FUNDS
                                           ARMADA EQUITY GROWTH FUND (CONTINUED)


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A
Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.05% 1992
                                  -0.47% 1993
                                  -0.94% 1994
                                  28.51% 1995
                                  19.98% 1996
                                  36.34% 1997
                                  28.74% 1998
                                  22.66% 1999
                                  -5.48% 2000
                                  -16.53% 2001

                         Best Quarter 22.85% (12/31/98)
                        Worst Quarter -16.15% (3/31/01)


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                                    SINCE
CLASS A SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada Equity
Growth Fund                     -21.12%    9.92%   9.98%          10.65%(1)

S&P 500 Composite
Stock Price Index(5)            -11.88%   10.70%  12.43%          13.34%(2)


                                                                    SINCE
CLASS B SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada Equity
Growth Fund                     -21.24%     N/A     N/A            4.57%(3)

S&P 500 Composite
Stock Price Index(5)            -11.88%     N/A     N/A            5.67%(4)


(1) Since April 15, 1991.

(2) Since March 31, 1991.

(3) Since January 6, 1998.

(4) Since December 31, 1997.

(5) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  5 PROSPECTUS

EQUITY FUNDS
ARMADA EQUITY INDEX FUND
--------------------------------------------------------------------------------
FUND SUMMARY
INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the S&P 500 Composite Stock Price Index of common stocks may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to duplicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                  6 PROSPECTUS

                                                                    EQUITY FUNDS
                                            ARMADA EQUITY INDEX FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart
shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  20.28% 1999
                                  -9.45% 2000
                                  -12.47% 2001

                         Best Quarter 14.65% (12/31/99)
                        Worst Quarter -14.84% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR                  SINCE INCEPTION

Armada Equity Index Fund       -15.73%                      2.39%(1)

S&P 500 Composite
Stock Price Index(3)           -11.88%                      2.90%(1)


CLASS B SHARES                  1 YEAR                  SINCE INCEPTION

Armada Equity Index Fund       -17.44%                    -11.77%(2)

S&P 500 Composite
Stock Price Index(3)           -11.88%                     -9.46%(2)

(1)  Since October 15, 1998.

(2)  Since January 4, 2000.

(3) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  7 PROSPECTUS

EQUITY FUNDS
ARMADA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL
INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market Risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers.

Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an



                                  8 PROSPECTUS

                                                                    EQUITY FUNDS
                                    ARMADA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  19.53% 1998
                                  49.71% 1999
                                 -17.09% 2000
                                 -25.52% 2001

                         Best Quarter 36.05% (12/31/99)
                         Worst Quarter -17.80% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.


CLASS A SHARES                  1 YEAR                  SINCE INCEPTION

Armada International
Equity Fund                     -29.60%                     -0.69%(1)

MSCI EAFE Index(5)              -21.44%                     -1.74%(2)



CLASS B SHARES                  1 YEAR                  SINCE INCEPTION

Armada International
Equity Fund                     -29.75%                      1.14%(3)

MSCI EAFE Index(5)              -21.44%                      0.67%(4)


(1)  Since August 1, 1997.

(2)  Since July 31, 1997.

(3)  Since January 6, 1998.

(4)  Since December 31, 1997.

(5) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.


FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                  9 PROSPECTUS

EQUITY FUNDS
ARMADA LARGE CAP ULTRA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Growth Index. The S&P 500/Barra Growth Index is an unmanaged index comprised of common stocks which are capitalization-weighted and have higher price-to-book ratios.

PRINCIPAL RISKS
OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                 10 PROSPECTUS

                                                                    EQUITY FUNDS
                                         ARMADA LARGE CAP ULTRA FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  28.76% 1997
                                  42.37% 1998
                                  28.53% 1999
                                  -17.03% 2000
                                  -23.08% 2001

                         Best Quarter 25.49% (12/31/98)
                        Worst Quarter -21.10% (3/31/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index and the Russell 1000 Growth Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR          5 YEARS         SINCE INCEPTION

Armada Large Cap
Ultra Fund                      -27.28%          7.28%              9.31%(1)

S&P 500/Barra
Growth Index(3)                 -12.73%         11.10%             12.63%(2)

Russell 1000
Growth Index(4)                 -20.42%          8.27%             10.15%(2)

CLASS B SHARES                  1 YEAR          5 YEARS         SINCE INCEPTION

Armada Large Cap
Ultra Fund                      -27.46%          7.44%              9.58%(1)

S&P 500/Barra
Growth Index(3)                 -12.73%         11.10%             12.63%(2)

Russell 1000
Growth Index(4)                 -20.42%          8.27%             10.15%(2)

(1) Since February 1, 1996.

(2) Since January 31, 1996.

(3) The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.

(4) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization. The Fund changed to this index as its benchmark because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth Index.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 11 PROSPECTUS

EQUITY FUNDS
ARMADA LARGE CAP VALUE FUND(FORMERLY ARMADA EQUITY INCOME FUND)
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES
The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Value Index. The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index which are capitalization weighted and have a lower than median market capitalization weighted price-to-book ratio.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                 12 PROSPECTUS

                                                                    EQUITY FUNDS
    ARMADA LARGE CAP VALUE FUND (FORMERLY ARMADA EQUITY INCOME FUND) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  27.37% 1995
                                  17.89% 1996
                                  28.87% 1997
                                   9.77% 1998
                                  -0.25% 1999
                                  11.30% 2000
                                  -4.05% 2001


                          Best Quarter 12.50% (6/30/97)
                        Worst Quarter -10.77% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.


CLASS A SHARES                  1 YEAR          5 YEARS         SINCE INCEPTION

Armada Large
Cap Value Fund                  -9.35%           7.33%            10.58%(1)

S&P 500/Barra
Value Index(5)                  -11.71%          9.49%            13.42%(2)

Russell 1000
Value Index(6)                   -5.60%         11.13%            14.58%(2)


CLASS B SHARES                  1 YEAR          5 YEARS         SINCE INCEPTION

Armada Large
Cap Value Fund                   -9.30%           N/A              2.96%(3)

S&P 500/Barra
Value Index(5)                  -11.71%           N/A              4.90%(4)

Russell 1000
Value Index(6)                   -5.60%           N/A              5.82%(4)

(1) Since August 22, 1994.

(2) Since August 31, 1994.

(3) Since January 6, 1998.

(4) Since December 31, 1997.

(5) The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio. 6-The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization. The Fund changed to this index as its benchmark because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth Index.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 13 PROSPECTUS

EQUITY FUNDS
ARMADA MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of micro cap companies

PRINCIPAL RISKS
Market risk, micro cap companies risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Micro Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have micro cap stock market capitalizations. The Fund considers a micro cap company to be one that has a market capitalization of up to $500 million at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by micro cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a micro cap company, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented micro cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

MICRO CAP COMPANIES RISK. The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. There normally is less publicly available information concerning these securities. Therefore, micro cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Securities of micro cap companies may be less liquid than securities of large companies and may be difficult to sell at a desirable time and price. The trading market for a particular security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such security. This risk may be greater to the extent the Fund owns a relatively large amount of a company's stock.

Micro cap companies may rely on credit to fund their operations more than larger companies. These companies may be negatively affected if credit becomes expensive or unavailable.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                 14 PROSPECTUS

EQUITY FUNDS
ARMADA MICRO CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

The performance of Class A, Class B and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                 15 PROSPECTUS

EQUITY FUNDS
ARMADA MID CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk


PRINCIPAL
INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                 16 PROSPECTUS

EQUITY FUNDS
ARMADA MID CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  15.22% 1992
                                  12.90% 1993
                                  -5.43% 1994
                                  29.58% 1995
                                  18.53% 1996
                                  11.60% 1997
                                  11.04% 1998
                                  45.47% 1999
                                 -8.11 % 2000
                                 -19.17% 2001


                         Best Quarter 34.98% (12/31/99)
                         Worst Quarter -27.16% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.


                                                                SINCE
CLASS A SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada Mid Cap Growth Fund      -23.64%   4.82%     9.11%        11.09%(1)
Russell Midcap Growth Index(4)  -20.15%   9.02%    11.10%        13.54%(1)


                                                                SINCE
CLASS B SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada Mid Cap
Growth Fund                     -23.66%   5.17%      N/A          8.19%(2)

Russell Midcap
Growth Index(4)                 -20.15%   9.02%      N/A         11.16%(3)

(1) Since October 31, 1998.

(2) Since February 4, 1994.

(3) Since January 31, 1994.

(4) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 17 PROSPECTUS

EQUITY FUNDS
ARMADA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                 18 PROSPECTUS

EQUITY FUNDS
ARMADA SMALL CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   7.28% 1998
                                  35.63% 1999
                                  -15.19% 2000
                                  -8.27% 2001


                         Best Quarter 36.11% (12/31/99)
                        Worst Quarter -25.82% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR                  SINCE INCEPTION

Armada Small Cap
Growth Fund                     -13.32%                     3.14%(1)

Russell 2000
Growth Index(5)                  -9.23%                     0.92%(2)

CLASS B SHARES                  1 YEAR                  SINCE INCEPTION

Armada Small Cap
Growth Fund                      -13.52%                    1.86%(3)

Russell 2000
Growth Index(5)                  -9.23%                     0.49%(4)

(1) Since August 1, 1997.

(2) Since July 31, 1997.

(3) Since January 6, 1998.

(4) Since December 31, 1997.

(5) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 19 PROSPECTUS

EQUITY FUNDS
ARMADA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL
INVESTMENT STRATEGIES
The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                 20 PROSPECTUS

EQUITY FUNDS
ARMADA SMALL CAP VALUE FUND(CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart
shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  18.41% 1995
                                  22.32% 1996
                                  32.05% 1997
                                  -7.64% 1998
                                   7.65% 1999
                                  33.22% 2000
                                  17.03% 2001

                         Best Quarter 19.22% (12/31/01)
                        Worst Quarter -17.92% (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Value Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR  5 YEARS                 SINCE INCEPTION

Armada Small Cap
Value Fund                      10.61%  14.11%                     15.67%(1)

Russell 2000
Value Index(5)                  14.02%  11.21%                     13.69%(2)

CLASS B SHARES                  1 YEAR  5 YEARS                 SINCE INCEPTION

Armada Small Cap
Value Fund                      11.25%   N/A                       10.47%(3)

Russell 2000
Value Index(5)                  14.02%   N/A                        6.59%(4)

(1) Since August 15, 1994.

(2) Since July 31, 1994.

(3) Since January 6, 1998.

(4) Since December 31, 1997.

(5) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 21 PROSPECTUS

EQUITY FUNDS
ARMADA TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

Principal Investment Strategy
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.


PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                 22 PROSPECTUS

EQUITY FUNDS
ARMADA TAX MANAGED EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of the Armada Tax Managed Equity Fund for the periods prior to May 11, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations on May 11, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.89% 1992
                                   1.20% 1993
                                  -1.85% 1994
                                  29.51% 1995
                                  20.64% 1996
                                  39.06% 1997
                                  37.25% 1998
                                  18.77% 1999
                                  -2.47% 2000
                                  -12.87% 2001


                         Best Quarter 23.02% (12/31/98)
                         Worst Quarter -15.02% (3/31/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                                SINCE
CLASS A SHARES                  1 YEAR  5 YEARS 10 YEARS        INCEPTION

Armada Tax
Managed Equity
Fund                            -17.69%  12.74%  11.69%         14.49%(1)

S&P 500 Composite
Stock Price Index(4)            -11.88%  10.70%  12.93%         15.27%(1)


                                                                SINCE
CLASS B SHARES                  1 YEAR  5 YEARS 10 YEARS        INCEPTION

Armada Tax
Managed Equity
Fund                            -17.82%   N/A     N/A            3.39%(2)

S&P 500 Composite
Stock Price Index(4)            -11.88%   N/A     N/A            2.20%(3)

(1)  Since June 30, 1984.

(2)  Since May 4, 1998.

(3)  Since April 30, 1998.

(4) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 23 PROSPECTUS


EQUITY FUNDS
FUND FEES & EXPENSES
---------------------------------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold
Fund shares.

SHAREHOLDER FEES                                               CORE EQUITY FUND                      EQUITY GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS H          CLASS A     CLASS B    CLASS H
Maximum Total Sales Charge (Load)                        5.50%       5.00%      2.00%             5.50%      5.00%      2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)                     5.50%(1)    None       1.00%             5.50%(1)   None       1.00%

   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)                    None        5.00%(2)   1.00%(3)          None       5.00%(2)   1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None              None       None       None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None              None       None       None

Exchange Fee                                             None        None       None              None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.75%       0.75%      0.75%             0.75%      0.75%      0.75%
Distribution (12b-1) Fees                                0.10%       0.75%      0.75%             0.10%      0.75%      0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%             0.25%      0.25%      0.25%
  Other                                                  0.19%       0.19%      0.19%             0.13%      0.13%      0.13%
Total Other Expenses                                     0.44%       0.44%      0.44%             0.38%      0.38%      0.38%
Total Annual Fund
Operating Expenses                                       1.29%(5)    1.94%      1.94%             1.23%(5)   1.88%      1.88%

SHAREHOLDER FEES                                                EQUITY INDEX FUND               INTERNATIONAL EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A    CLASS B     CLASS H            CLASS A   CLASS B CLASS H

Maximum Total Sales Charge (Load)                        3.75%       5.00%      2.00%             5.50%      5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                      3.75%(1)    None       1.00%             5.50%(1)   None       1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                     None        5.00%(2)   1.00%(3)          None       5.00%(2)   1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None              None       None       None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None              None       None       None

Exchange Fee                                             None        None       None              None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.35%       0.35%      0.35%             1.15%      1.15%     1.15%
Distribution (12b-1) Fees                                0.10%       0.75%      0.75%             0.10%      0.75%     0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%             0.25%      0.25%     0.25%
  Other                                                  0.16%       0.16%      0.16%             0.25%      0.25%     0.25%
Total Other Expenses                                     0.41%       0.41%      0.41%             0.50%      0.50%     0.50%
Total Annual Fund
Operating Expenses                                       0.86%(6)    1.51%(6)   1.51%(6)          1.75%(5)   2.40%     2.40%





                                 24 PROSPECTUS


EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold
Fund shares.

SHAREHOLDER FEES                                             LARGE CAP ULTRA FUND                     LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS H          CLASS A     CLASS B    CLASS H
Maximum Total Sales Charge (Load)                        5.50%       5.00%      2.00%             5.50%      5.00%     2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                      5.50%(1)    None       1.00%             5.50%(1)   None      1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                     None        5.00%(2)   1.00%(3)          None       5.00%(2)  1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None              None       None      None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None              None       None      None

Exchange Fee                                             None        None       None              None       None      None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.75%       0.75%      0.75%             0.75%      0.75%     0.75%
Distribution (12b-1) Fees                                0.10%       0.75%      0.75%             0.10%      0.75%     0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%             0.25%      0.25%     0.25%
  Other                                                  0.18%       0.18%      0.18%             0.17%      0.17%     0.17%
Total Other Expenses                                     0.43%       0.43%      0.43%             0.42%      0.42%     0.42%
Total Annual Fund
Operating Expenses                                       1.28%(5)    1.93%      1.93%             1.27%(5)   1.92%     1.92%

SHAREHOLDER FEES                                             MICRO CAP VALUE FUND(7)                  MID CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS H          CLASS A     CLASS B    CLASS H

Maximum Total Sales Charge (Load)                        5.50%       5.00%      2.00%             5.50%      5.00%     2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                      5.50%(1)    None       1.00%             5.50%(1)   None      1.00%
  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                     None        5.00%(2)   1.00%(3)          None       5.00%(2)  1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None              None       None      None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None              None       None      None

Exchange Fee                                             None        None       None              None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 1.15%       1.15%      1.15%             1.00%      1.00%     1.00%
Distribution (12b-1) Fees                                0.10%       0.75%      0.75%             0.10%      0.75%     0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%             0.25%      0.25%     0.25%
  Other                                                  0.16%(8)    0.16%(8)   0.16%(8)          0.21%      0.21%     0.21%
Total Other Expenses                                     0.41%       0.41%      0.41%             0.46%      0.46%     0.46%
Total Annual Fund
Operating Expenses                                       1.66%(9)    2.31%(9)   2.31%(9)          1.56%(5)   2.21%     2.21%




                                 25 PROSPECTUS

EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES                                             SMALL CAP GROWTH FUND                   SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS H          CLASS A     CLASS B    CLASS H
Maximum Total Sales Charge (Load)                        5.50%       5.00%      2.00%             5.50%      5.00%     2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                      5.50%(1)    None       1.00%             5.50%(1)   None      1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                     None        5.00%(2)   1.00%(3)          None       5.00%(2)  1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None              None       None      None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None              None       None      None

Exchange Fee                                             None        None       None              None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 1.00%       1.00%      1.00%             1.00%      1.00%     1.00%
Distribution (12b-1) Fees                                0.10%       0.75%      0.75%             0.10%      0.75%     0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%             0.25%      0.25%     0.25%
  Other                                                  0.22%       0.22%      0.22%             0.15%      0.15%     0.15%
Total Other Expenses                                     0.47%       0.47%      0.47%             0.40%      0.40%     0.40%
Total Annual Fund
Operating Expenses                                       1.57%(5)    2.22%      2.22%             1.50%(5)   2.15%     2.15%

SHAREHOLDER FEES                                            TAX MANAGED EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS H

Maximum Total Sales Charge (Load)                        5.50%       5.00%      2.00%

  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                      5.50%(1)    None       1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                     None        5.00%(2)   1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None        None       None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None        None       None

Exchange Fee                                             None        None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.75%       0.75%      0.75%

Distribution (12b-1) Fees                                0.10%       0.75%      0.75%

Other Expenses:
  Shareholder Servicing Fees(4)                          0.25%       0.25%      0.25%
  Other                                                  0.17%       0.17%      0.17%
Total Other Expenses                                     0.42%       0.42%      0.42%
Total Annual Fund
Operating Expenses                                       1.27%(5)    1.92%      1.92%








                                 26 PROSPECTUS

                                                                    EQUITY FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) Each of these Funds' total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown in the table on the previous pages because the Distributor waived a portion of the distribution fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class A Shares were:

        Core Equity Fund                        1.24%
        Equity Growth Fund                      1.18%
        International Equity Fund               1.70%
        Large Cap Ultra Fund                    1.22%
        Large Cap Value Fund                    1.22%
        Mid Cap Growth Fund                     1.50%
        Small Cap Growth Fund                   1.52%
        Small Cap Value Fund                    1.45%
        Tax Managed Equity Fund                 1.22%

     The Distributor expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to remain at these levels, except as follows:

        Large Cap Ultra Fund                    1.23%
        Mid Cap Growth Fund                     1.51%

     These fee waivers remain in place as of the date of this prospectus, but the Distributor may discontinue all or part of these waivers at any time.

(6)  The Equity Index Fund's total actual annual operating expenses for Class
     A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses for Class A and Class B Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A and Class B Shares were 0.61% and 1.36%, respectively. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class A, Class B and Class H Shares for the current fiscal year are expected to be 0.61%, 1.36% and 1.36%, respectively. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(7) The Micro Cap Value Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations. The prospectus will be supplemented to advise prospective investors when shares of the Fund are available for purchase.

(8) Other expenses for the Micro Cap Value Fund are based on estimated amounts for the current fiscal year.

(9) The Adviser and Distributor plan to waive a portion of their fees during the Micro Cap Value Fund's first year of operation. With these fee waivers the Fund's actual total operating expenses for the year for Class A, Class B and Class H Shares are expected to be 0.46%, 1.16% and 1.16%, respectively. The Adviser and/or Distributor may discontinue all or part of these waivers at any time.

     For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


                                 27 PROSPECTUS

EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                               1 YEAR       3 YEARS        5 YEARS      10 YEARS
CORE EQUITY FUND
     Class A Shares             $674        $  936         $1,219        $2,021
     Class B Shares(1)          $697        $1,009         $1,247        $2,094
     Class B Shares(2)          $197        $  609         $1,047        $2,094
     Class H Shares(1)          $395        $  703         $1,137        $2,342
     Class H Shares(2)          $295        $  703         $1,137        $2,342
EQUITY GROWTH FUND
     Class A Shares             $668        $  919         $1,188        $1,957
     Class B Shares(1)          $691        $  991         $1,216        $2,030
     Class B Shares(2)          $191        $  591         $1,016        $2,030
     Class H Shares(1)          $389        $  685         $1,106        $2,279
     Class H Shares(2)          $289        $  685         $1,106        $2,279
EQUITY INDEX FUND
     Class A Shares             $459        $  639         $ 834         $1,396
     Class B Shares(1)          $654        $  877         $1,024        $1,624
     Class B Shares(2)          $154        $  477         $ 824         $1,624
     Class H Shares(1)          $352        $  572         $ 915         $1,884
     Class H Shares(2)          $252        $  572         $ 915         $1,884
INTERNATIONAL EQUITY FUND
     Class A Shares             $718        $1,071         $1,447        $2,499
     Class B Shares(1)          $743        $1,148         $1,480        $2,572
     Class B Shares(2)          $243        $  748         $1,280        $2,572
     Class H Shares(1)          $441        $  841         $1,368        $2,809
     Class H Shares(2)          $341        $  841         $1,368        $2,809
LARGE CAP ULTRA FUND
     Class A Shares             $673        $  934         $1,214        $2,010
     Class B Shares(1)          $696        $1,006         $1,242        $2,083
     Class B Shares(2)          $196        $  606         $1,042        $2,083
     Class H Shares(1)          $394        $  700         $1,131        $2,331
     Class H Shares(2)          $294        $  700         $1,131        $2,331
LARGE CAP VALUE FUND
     Class A Shares             $672        $  931         $1,209        $2,000
     Class B Shares(1)          $695        $1,003         $1,237        $2,072
     Class B Shares(2)          $195        $  603         $1,037        $2,072
     Class H Shares(1)          $393        $  697         $1,126        $2,321
     Class H Shares(2)          $293        $  697         $1,126        $2,321


                                 28 PROSPECTUS

                                                                    EQUITY FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
--------------------------------------------------------------------------------

                               1 YEAR      3 YEARS        5 YEARS      10 YEARS
MICRO CAP VALUE FUND
     Class A Shares             $709       $1,045         N/A            N/A
     Class B Shares(1)          $734       $1,121         N/A            N/A
     Class B Shares(2)          $234       $  721         N/A            N/A
     Class H Shares(1)          $432       $  814         N/A            N/A
     Class H Shares(2)          $332       $  814         N/A            N/A
MID CAP GROWTH FUND
     Class A Shares             $700       $1,016         $1,353        $2,304
     Class B Shares(1)          $724       $1,091         $1,385        $2,378
     Class B Shares(2)          $224       $  691         $1,185        $2,378
     Class H Shares(1)          $422       $  784         $1,273        $2,619
     Class H Shares(2)          $322       $  784         $1,273        $2,619
SMALL CAP GROWTH FUND
     Class A Shares             $701       $1,018         $1,358        $2,315
     Class B Shares(1)          $725       $1,094         $1,390        $2,388
     Class B Shares(2)          $225       $  694         $1,190        $2,388
     Class H Shares(1)          $423       $  787         $1,278        $2,629
     Class H Shares(2)          $323       $  787         $1,278        $2,629
SMALL CAP VALUE FUND
     Class A Shares             $694       $  998         $1,323        $2,242
     Class B Shares(1)          $718       $1,073         $1,354        $2,315
     Class B Shares(2)          $218       $  673         $1,154        $2,315
     Class H Shares(1)          $416       $  766         $1,243        $2,558
     Class H Shares(2)          $316       $  766         $1,243        $2,558
TAX MANAGED EQUITY FUND
     Class A Shares             $672       $  931         $1,209        $2,000
     Class B Shares(1)          $695       $1,003         $1,237        $2,072
     Class B Shares(2)          $195       $  603         $1,037        $2,072
     Class H Shares(1)          $393       $  697         $1,126        $2,321
     Class H Shares(2)          $293       $  697         $1,126        $2,321

(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.


                                 29 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS
Market risk, foreign risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 69.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events


                                 30 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                   ARMADA AGGRESSIVE ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

The performance of Class A, Class B and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 31 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds and U.S. government securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


                                 32 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                     ARMADA BALANCED ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class AShares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class AShares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  14.97% 1999
                                   1.51% 2000
                                  -7.08% 2001

                         Best Quarter   16.10% (12/31/99)
                         Worst Quarter -10.18% (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR          SINCE INCEPTION

Armada Balanced
Allocation Fund                -11.51%              3.39%(1)
Lehman U.S. Aggregate
Bond Index(4)                    8.42%              6.81%(1)
S&P500 Composite
Stock Price Index(5)           -11.88%              2.02%(1)
Balanced Allocation Hybrid
Benchmark Index(6)              -3.72%              4.40%(1)

CLASS B SHARES                  1 YEAR          SINCE INCEPTION

Armada Balanced
Allocation Fund                -12.19%              3.57%(2)
Lehman U.S. Aggregate
Bond Index(4)                    8.42%              6.23%(3)
S&P500 Composite
Stock Price Index(5)           -11.88%              2.68%(3)
Balanced Allocation Hybrid
Benchmark Index(6)              -3.72%              4.47%(3)

(1)  Since July 31, 1998.
(2)  Since November 11, 1998.
(3)  Since October 31, 1998.
(4) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(5) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
(6) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 33 PROSPECTUS

ASSET ALLOCATION FUNDS
ARMADA CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS
Market risk, foreign risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 69.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may


                                 34 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                 ARMADA CONSERVATIVE ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

The performance of Class A, Class B and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES
See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 35 PROSPECTUS

ASSET ALLOCATION FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES                                     AGGRESSIVE ALLOCATION FUND       BALANCED ALLOCATION FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS A    CLASS B    CLASS H    CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)                   4.75%      5.00%      2.00%      4.74%      5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                 4.75%(1)   None       1.00%      4.75%(1)   None       1.00%
  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None       None       None       None       None       None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None       None       None       None       None       None
Exchange Fee                                        None       None       None       None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                            0.25%      0.25%      0.25%      0.75%      0.75%      0.75%
Distribution (12b-1) Fees                           0.10%      0.65%      0.65%      0.10%      0.75%      0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                     0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
  Other                                             0.41%(5)   0.41%(5)   0.41%(5)   0.23%      0.23%      0.23%
Total Other Expenses                                0.66%      0.66%      0.66%      0.48%      0.48%      0.48%
Total Annual Fund
Operating Expenses                                  1.01%(6)   1.56%(6)   1.56%(6)   1.33%(8)   1.98%      1.98%
Indirect Underlying
Fund Expenses                                       1.05%(7)   1.05%(7)   1.05%(7)   N/A        N/A        N/A
Total Fund Operating
and Indirect Expenses                               2.06%(6)   2.61%(6)   2.61%(6)   N/A        N/A        N/A


                                 36 PROSPECTUS

                                                          ASSET ALLOCATION FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                 CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS A    CLASS B    CLASS H

Maximum Total Sales Charge (Load)                4.75%      5.00%      2.00%
Maximum Sales Charge (Load)
  Imposed on Purchases
 (as percentage of offering price)               4.75%(1)   None       1.00%
Maximum Deferred Sales Charge (Load)
 (as percentage of net asset value)              None       5.00%(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None
Exchange Fee                                     None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         0.25%      0.25%      0.25%
Distribution (12b-1) Fees                        0.10%      0.65%      0.65%
Other Expenses:
  Shareholder Servicing Fees(4)                  0.25%      0.25%      0.25%
  Other                                          0.40%(5)   0.40%(5)   0.40%(5)
Total Other Expenses                             0.65%      0.65%      0.65%
Total Annual Fund
Operating Expenses                               1.00%(6)   1.55%(6)   1.55%(6)
Indirect Underlying
Fund Expenses                                    0.91%(7)   0.91%(7)   0.91%(7)
Total Fund Operating
and Indirect Expenses                            1.91%(6)   2.46%(6)   2.46%(6)

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) Acontingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) Other Expenses for the Aggressive Allocation and Conservative Allocation Funds are based on estimated amounts for the current fiscal year.

(6) The Adviser (with respect to each Class of Shares) and Distributor (with respect to Class AShares) each expects to waive investment advisory fees and distribution fees, respectively, for the Aggressive Allocation and Conservative Allocation Funds so that total operating expenses for the current fiscal year are expected to be:

                                 Class A   Class B   Class H

     Armada Aggressive
      Allocation Fund             0.71%     1.31%     1.31%
     Armada Conservative
      Allocation Fund             0.70%     1.30%     1.30%

  Total operating and indirect expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                                 Class A   Class B   Class H

     Armada Aggressive
      Allocation Fund             1.71%     2.31%     2.31%
     Armada Conservative
      Allocation Fund             1.47%     2.07%     2.07%

  These fee waivers are in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.


                                 37 PROSPECTUS

ASSET ALLOCATION FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

(7) Because the Aggressive Allocation and Conservative Allocation Funds invest in other mutual funds, your investment in a Fund is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.53% to 1.50% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

     The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                              Armada         Armada
                                            Aggressive    Conservative
                                            Allocation      Allocation
                                               Fund           Fund

     Armada Large Cap Ultra Fund              24.38%         11.38%
     Armada Large Cap Value Fund              24.37%         11.37%
     Armada International Equity Fund         11.25%          5.25%
     Armada Small Cap Growth Fund              7.50%          3.50%
     Armada Small Cap Value Fund               7.50%          3.50%
     Armada Bond Fund                         25.00%          0.00%
     Armada Intermediate Bond Fund             0.00%         65.00%
     Armada Money Market Fund                  0.00%          0.00%

     The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

(8) The Balanced Allocation Fund's total actual annual operating expenses for Class AShares for the most recent fiscal year were less than the amount shown above because the Distributor waived a portion of the distribution fees in order to keep total operating expenses for Class AShares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class AShares were 1.28%. The Distributor expects to continue these waivers so that total operating expenses for Class AShares for the current fiscal year are expected to be 1.28%. These fee waivers remain in place as of the date of this prospectus, but the Distributor may discontinue all or part of these waivers at any time.

     For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


                                 38 PROSPECTUS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 YEAR   3 YEARS  5 YEARS 10 YEARS
AGGRESSIVE ALLOCATION FUND(*)
     Class A Shares                      $  674   $1,090   $1,531   $2,751
     Class B Shares(1)                   $  764   $1,211   $1,585   $2,808
     Class B Shares(2)                   $  264   $  811   $1,385   $2,808
     Class H Shares(1)                   $  461   $  903   $1,471   $3,015
     Class H Shares(2)                   $  361   $  903   $1,471   $3,015

BALANCED ALLOCATION FUND
     Class A Shares                      $  604   $  876   $1,169   $2,000
     Class B Shares(1)                   $  701   $1,021   $1,268   $2,136
     Class B Shares(2)                   $  201   $  621   $1,068   $2,136
     Class H Shares(1)                   $  399   $  715   $1,157   $2,383
     Class H Shares(2)                   $  299   $  715   $1,157   $2,383

CONSERVATIVE ALLOCATION FUND(*)
     Class A Shares                      $  660   $1,047   $1,458   $2,602
     Class B Shares(1)                   $  749   $1,167   $1,511   $2,658
     Class B Shares(2)                   $  249   $  767   $1,311   $2,658
     Class H Shares(1)                   $  447   $  859   $1,397   $2,868
     Class H Shares(2)                   $  347   $  859   $1,397   $2,868

(*) The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.


                                 39 PROSPECTUS

FIXED INCOME FUNDS
ARMADA BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


                                 40 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                    ARMADA BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                     [GRAPH]

                                   6.30% 1992
                                   9.84% 1993
                                  -3.68% 1994
                                  17.13% 1995
                                   3.11% 1996
                                   9.12% 1997
                                   7.27% 1998
                                  -2.04% 1999
                                   7.30% 2000
                                   7.26% 2001

                          Best Quarter   6.11% (6/30/95)
                          Worst Quarter -2.61% (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                             SINCE
CLASS A SHARES                    1 YEAR  5 YEARS  10 YEARS  INCEPTION

Armada
Bond Fund                         2.19%   4.67%    5.49%     6.71%(1)
Lehman
U.S. Aggregate
Bond Index(4)                     8.42%   7.43%    7.23%     8.36%(1)

                                                             SINCE
CLASS B SHARES                    1 YEAR  5 YEARS  10 YEARS  INCEPTION

Armada
Bond Fund                         1.51%   4.60%    N/A       4.77%(2)
Lehman
U.S. Aggregate
Bond Index(4)                     8.42%   7.43%    N/A       6.79%(3)

(1)  Since October 31, 1988.

(2)  Since February 4, 1994.

(3)  Since January 31, 1994.

(4) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 41 PROSPECTUS

FIXED INCOME FUNDS
ARMADA GNMA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund invests in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage- backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


                                 42 PROSPECTUS

FIXED INCOME FUNDS
ARMADA GNMA FUND (CONTINUED)
--------------------------------------------------------------------------------

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

[GRAPH]

                                   9.03% 1997
                                   6.34% 1998
                                   0.56% 1999
                                  10.17% 2000
                                   6.85% 2001

                         Best Quarter   4.05% (6/30/97)
                         Worst Quarter -0.88% (6/30/99)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman GNMA Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                       1 YEAR      5 YEARS        SINCE INCEPTION

Armada GNMA Fund                     1.75%       5.50%          5.98%(1)

Lehman GNMA Index(5)                 8.23%       7.50%          7.93%(2)

CLASS B SHARES                       1 YEAR      5 YEARS        SINCE INCEPTION

Armada GNMA Fund                     1.11%       N/A            5.94%(3)

Lehman GNMA Index(5)                 8.23%       N/A            8.83%(4)

(1)  Since September 11, 1996.

(2)  Since August 31, 1996.

(3)  Since August 11, 1999.

(4)  Since July 31, 1999.

(5) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 43 PROSPECTUS

FIXED INCOME FUNDS
ARMADA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital Principal Investment Strategy Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re- evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events


                                 44 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                       ARMADA INTERMEDIATE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

[GRAPH]

                                   6.91% 1992
                                  10.18% 1993
                                  -4.78% 1994
                                  15.39% 1995
                                   2.77% 1996
                                   6.67% 1997
                                   7.44% 1998
                                  -0.37% 1999
                                   6.52% 2000
                                   7.60% 2001

                         Best Quarter   5.33% (6/30/95)
                         Worst Quarter -3.34% (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S.
Government/Credit Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                    SINCE
CLASS A SHARES          1 YEAR   5 YEARS  10 YEARS  INCEPTION

Armada Intermediate
Bond Fund               2.45%    4.51%    5.18%     5.90%(1)

Lehman Intermediate
U.S. Government/
Credit Index(5)         8.98%    7.09%    6.81%     7.43%(2)

                                                    SINCE
CLASS B SHARES          1 YEAR   5 YEARS  10 YEARS  INCEPTION

Armada Intermediate
Bond Fund               1.95%     N/A     N/A       3.66%(3)

Lehman Intermediate
U.S. Government/
Credit Index(5)         8.98%     N/A     N/A       6.90%(4)

(1)  Since April 15, 1991.

(2)  Since March 31, 1991.

(3)  Since January 6, 1998.

(4)  Since December 31, 1997.

(5) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 45 PROSPECTUS

FIXED INCOME FUNDS
ARMADA LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset- backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 46 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                   ARMADA LIMITED MATURITY BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class AShares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class AShares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   7.60% 1995
                                   5.18% 1996
                                   6.33% 1997
                                   6.58% 1998
                                   3.15% 1999
                                   4.39% 2000
                                   9.03% 2001

                         Best Quarter   3.59%  (3/31/01)
                         Worst Quarter -0.34% (12/31/00)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES                  1 YEAR   5 YEARS   SINCE INCEPTION

Armada Limited
Maturity Bond
Fund                            6.08%    5.30%     5.52%(1)

Merrill Lynch 1-3 Year
U.S. Corporate/
Government Index(5)             8.71%    6.73%     6.74%(2)

CLASS B SHARES                  1 YEAR   5 YEARS   SINCE INCEPTION

Armada Limited
Maturity Bond
Fund                            3.13%    N/A       3.95%(3)

Merrill Lynch 1-3 Year
U.S. Corporate/
Government Index(5)             8.71%    N/A       7.61%(4)

(1)  Since September 9, 1994.

(2)  Since August 31, 1994.

(3)  Since August 11, 1999.

(4)  Since July 31, 1999.

(5) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 47 PROSPECTUS

FIXED INCOME FUNDS
ARMADA TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of the value of its net assets in investment grade fixed income securities. The Fund may invest in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as Ginnie Maes and Fannie Maes. Fixed income securities are designed to provide a fixed rate of interest at maturity and return the principal value at the end of the term. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re- evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are non-rated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality.

If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund generally maintains an average dollar- weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


                                 48 PROSPECTUS

                                                              FIXED INCOME FUNDS
                             ARMADA TOTAL RETURN ADVANTAGE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class AShares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class AShares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                  18.37% 1995
                                   2.86% 1996
                                   8.54% 1997
                                   8.68% 1998
                                  -3.21% 1999
                                  12.33% 2000
                                   7.01% 2001

                         Best Quarter   6.28% (6/30/95)
                         Worst Quarter -2.58% (3/31/96)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Government/Credit Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES          1 YEAR   5 YEARS   SINCE INCEPTION

Armada Total Return
Advantage Fund          1.93%    5.50%     6.45%(1)

Lehman
U.S. Government/
Credit Index(5)         8.51%    7.36%     7.76%(2)

CLASS B SHARES          1 YEAR   5 YEARS   SINCE INCEPTION

Armada Total Return
Advantage Fund          1.35%    N/A       6.24%(3)

Lehman
U.S. Government/
Credit Index(5)         8.51%    N/A       8.78%(4)

(1)  Since September 6, 1994.

(2)  Since August 31, 1994.

(3)  Since September 29, 1999.

(4)  Since September 30, 1999.

(5) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 49 PROSPECTUS

FIXED INCOME FUNDS
ARMADA U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest up to 20% of the value of its total assets in mortgage-related debt securities and preferred stock of non-governmental issuers and the same proportion of its total assets in non-governmental asset backed securities. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 50 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                  ARMADA U.S. GOVERNMENT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

This bar chart shows changes in the performance of the Fund's Class AShares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class AShares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   7.41% 1993
                                  -0.70% 1994
                                  13.50% 1995
                                   4.54% 1996
                                   7.87% 1997
                                   6.83% 1998
                                   0.95% 1999
                                  10.00% 2000
                                   7.35% 2001

                         Best Quarter   3.88% (6/30/95)
                         Worst Quarter -1.13% (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES          1 YEAR      5 YEARS    SINCE INCEPTION

Armada U.S.
Government
Income Fund             2.22%       5.53%      5.72%(1)

Lehman Mortgage-
Backed Securities
Index(5)                8.22%       7.49%      7.17%(2)

CLASS B SHARES          1 YEAR      5 YEARS    SINCE INCEPTION

Armada U.S.
Government
Income Fund             1.49%       5.44%      5.43%(3)

Lehman Mortgage-
Backed Securities
Index(5)                8.22%       7.49%      7.09%(4)

(1)  Since November 12, 1992.

(2)  Since October 31, 1992.

(3)  Since February 4, 1994.

(4)  Since January 31, 1994.

(5) The Lehman Mortgage-Backed Securities Index is a widely- recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 51 PROSPECTUS

FIXED INCOMED FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                              BOND FUND                          GNMA FUND
(PAID DIRECTLY FROM YOUR  INVESTMENT)               CLASS A    CLASS B    CLASS H    CLASS A      CLASS B    CLASS H
Maximum Total Sales Charge (Load)                   4.75%      5.00%      2.00%      4.75%        5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                 4.75%(1)   None       1.00%      4.75%(1)     None       1.00%
  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                None       5.00%(2)   1.00%(3)   None         5.00%(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None       None       None       None         None       None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None       None       None       None         None       None
Exchange Fee                                        None       None       None       None         None       None
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

Investment Advisory Fees                            0.55%      0.55%      0.55%      0.55%        0.55%      0.55%
Distribution (12b-1) Fees                           0.10%      0.75%      0.75%      0.10%        0.75%      0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                     0.25%      0.25%      0.25%      0.25%        0.25%      0.25%
  Other                                             0.12%      0.12%      0.12%      0.20%        0.20%      0.20%
Total Other Expenses                                0.37%      0.37%      0.37%      0.45%        0.45%      0.45%
Total Annual Fund Operating Expenses                1.02%(5)   1.67%      1.67%      1.10%(5)     1.75%      1.75%

SHAREHOLDER FEES                                        INTERMEDIATE BOND FUND         LIMITED MATURITY BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                CLASS A    CLASS B    CLASS H    CLASS A      CLASS B    CLASS H

Maximum Total Sales Charge (Load)                   4.75%      5.00%      2.00%      2.75%        5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                 4.75%(1)   None       1.00%      2.75%(1)     None       1.00%
  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                None       5.00%(2)   1.00%(3)   None         5.00%(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None       None       None       None         None       None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None       None       None       None         None       None
Exchange Fee                                        None       None       None       None         None       None
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

Investment Advisory Fees                            0.55%      0.55%      0.55%      0.45%        0.45%      0.45%
Distribution (12b-1) Fees                           0.10%      0.75%      0.75%      0.10%        0.75%      0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                     0.25%      0.25%      0.25%      0.25%        0.25%      0.25%
  Other                                             0.14%      0.14%      0.14%      0.18%        0.18%      0.18%
Total Other Expenses                                0.39%      0.39%      0.39%      0.43%        0.43%      0.43%
Total Annual Fund Operating Expenses                1.04%(6)   1.69%(6)   1.69%(6)   0.98%(6,7)   1.63%(6)   1.63%(6)


                                 52 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                     TOTAL RETURN ADVANTAGE FUND      U.S. GOVERNMENT INCOME FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                CLASS A    CLASS B    CLASS H    CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)                   4.75%      5.00%      2.00%      4.75%      5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)                 4.75%(1)   None       1.00%      4.75%(1)   None       1.00%
  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)                None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None       None       None       None       None       None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None       None       None       None       None       None
Exchange Fee                                        None       None       None       None       None       None
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

Investment Advisory Fees                            0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
Distribution (12b-1) Fees                           0.10%      0.75%      0.75%      0.10%      0.75%      0.75%
Other Expenses:
  Shareholder Servicing Fees(4)                     0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
  Other                                             0.14%      0.14%      0.14%      0.19%      0.19%      0.19%
Total Other Expenses                                0.39%      0.39%      0.39%      0.44%      0.44%      0.44%
Total Annual Fund
Operating Expenses                                  1.04%(6)   1.69%(6)   1.69%(6)   1.09%(5)   1.74%      1.74%

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5)  Each of these Funds' total actual annual operating expenses for Class
     A Shares for the most recent fiscal year were less than the amounts shown above because the Distributor waived a portion of the distribution fees in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were:

            Bond Fund                       0.97%
            GNMA Fund                       1.05%
            U.S. Government Income Fund     1.03%

     The Distributor expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to remain at these levels, except as follows:

            U.S. Government Income Fund     1.04%


                                 53 PROSPECTUS

FIXED INCOME FUNDS
FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

     These fee waivers remain in effect as of the date of this prospectus, but the Distributor may discontinue all or part of these waivers at any time.

(6) Each of these Funds' total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class A and Class B Shares were:

                                           Class A     Class B
                                           -------     -------
            Intermediate Bond Fund          0.84%      1.54%
            Limited Maturity Bond Fund      0.65%      1.53%
            Total Return Advantage Fund     0.76%      1.49%

     The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class A, Class B and Class H Shares for the current fiscal year are expected to be as follows:

                                        Class A  Class B  Class H
                                        -------  -------  -------
       Intermediate Bond Fund           0.84%    1.54%    1.54%
       Limited Maturity Bond Fund       0.83%    1.53%    1.53%
       Total Return Advantage Fund      0.84%    1.54%    1.54%

     These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(7) Total Annual Fund Operating Expenses for Class A Shares of the Limited Maturity Bond Fund have been restated to reflect an increase from 0.10% to 0.25% in shareholder servicing fees.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


                                 54 PROSPECTUS

                                                              FIXED INCOME FUNDS
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class AShares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
BOND FUND
     Class AShares                      $  574     $  784     $1,011     $1,664
     Class B Shares(1)                  $  670     $  926     $1,107     $1,802
     Class B Shares(2)                  $  170     $  526     $  907     $1,802
     Class H Shares(1)                  $  368     $  621     $  998     $2,056
     Class H Shares(2)                  $  268     $  621     $  998     $2,056
GNMA FUND
     Class AShares                      $  582     $  808     $1,052     $1,752
     Class B Shares(1)                  $  678     $  951     $1,149     $1,889
     Class B Shares(2)                  $  178     $  551     $  949     $1,889
     Class H Shares(1)                  $  376     $  646     $1,039     $2,142
     Class H Shares(2)                  $  276     $  646     $1,039     $2,142
INTERMEDIATE BOND FUND
     Class AShares                      $  576     $  790     $1,022     $1,686
     Class B Shares(1)                  $  672     $  933     $1,118     $1,823
     Class B Shares(2)                  $  172     $  533     $  918     $1,823
     Class H Shares(1)                  $  370     $  627     $1,009     $2,078
     Class H Shares(2)                  $  270     $  627     $1,009     $2,078
LIMITED MATURITY BOND FUND
     Class AShares                      $  372     $  579     $  802     $1,443
     Class B Shares(1)                  $  666     $  914     $1,087     $1,759
     Class B Shares(2)                  $  166     $  514     $  887     $1,759
     Class H Shares(1)                  $  364     $  609     $  978     $2,013
     Class H Shares(2)                  $  264     $  609     $  978     $2,013
TOTAL RETURN ADVANTAGE FUND
     Class AShares                      $  576     $  790     $1,022     $1,686
     Class B Shares(1)                  $  672     $  933     $1,118     $1,823
     Class B Shares(2)                  $  172     $  533     $  918     $1,823
     Class H Shares(1)                  $  370     $  627     $1,009     $2,078
     Class H Shares(2)                  $  270     $  627     $1,009     $2,078
U.S. GOVERNMENT INCOME FUND
     Class AShares                      $  581     $  805     $1,047     $1,741
     Class B Shares(1)                  $  677     $  948     $1,144     $1,878
     Class B Shares(2)                  $  177     $  548     $  944     $1,878
     Class H Shares(1)                  $  375     $  643     $1,034     $2,131
     Class H Shares(2)                  $  275     $  643     $1,034     $2,131

(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.


                                 55 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal securities). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets in Michigan municipal securities. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 56 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                 ARMADA MICHIGAN MUNICIPAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class AShares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class AShares of the Fund would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   6.98% 1992
                                   9.67% 1993
                                  -3.00% 1994
                                  13.24% 1995
                                   2.84% 1996
                                   6.93% 1997
                                   4.76% 1998
                                  -1.60% 1999
                                   8.71% 2000
                                   4.38% 2001

                         Best Quarter   5.19% (3/31/95)
                         Worst Quarter -3.27% (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                    SINCE
CLASS A SHARES          1 YEAR   5 YEARS  10 YEARS  INCEPTION

Armada Michigan
Municipal Bond
Fund                    -0.55%   3.57%    4.67%     5.19%(1)
Lehman 7 Year
Municipal
Bond Index(5)            5.20%   5.56%    6.13%     6.73%(2)

                                                    SINCE
CLASS B SHARES          1 YEAR  5 YEARS   10 YEARS  INCEPTION

Armada Michigan
Municipal Bond
Fund                    -1.36%   3.45%    N/A       3.61%(3)
Lehman 7 Year
Municipal
Bond Index(5)            5.20%   5.56%    N/A       5.28%(4)

(1)  Since July 2, 1990.

(2)  Since June 30, 1990.

(3)  Since February 4, 1994.

(4)  Since January 31, 1994.

(5) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 57 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA NATIONAL TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities that generate income exempt from federal income tax. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of the Armada National Tax Exempt Bond Fund for the period prior to June 19, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations, on June 19, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment

                                 58 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                ARMADA NATIONAL TAX EXEMPT BOND FUND (Continued)
--------------------------------------------------------------------------------

Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

[GRAPH]



                                      9.74% 1992
                                     11.76% 1993
                                     -4.58% 1994
                                     14.05% 1995
                                     -1.07% 1996
                                      6.57% 1997
                                      5.85% 1998
                                     -0.91% 1999
                                      8.87% 2000
                                      4.48% 2001

                          Best Quarter    5.44%  (3/31/95)
                          Worst Quarter  -4.13%  (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

CLASS A SHARES        1 YEAR      5 YEARS      10 YEARS

Armada National
Tax Exempt
Bond Fund             -0.49%      3.90%         4.81%

Lehman 7 Year
Municipal
Bond Index(3)          5.20%      5.56%         6.13%


                                                                SINCE
CLASS B SHARES         1 YEAR     5 YEARS      10 YEARS       INCEPTION

Armada National
Tax Exempt
Bond Fund             -1.35%       N/A         N/A             1.58%(1)

Lehman 7 Year
Municipal
Bond Index(3)          5.20%       N/A         N/A             4.26%(2)

(1)  Since January 29, 1999.

(2)  Since January 31, 1999.

(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 59 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA OHIO TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Ohio personal income taxes (Ohio municipal securities). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 60 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                    ARMADA OHIO TAX EXEMPT BOND FUND (Continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

[GRAPH]

                                   6.82% 1992
                                  10.14% 1993
                                  -4.19% 1994
                                  13.37% 1995
                                   3.92% 1996
                                   7.35% 1997
                                   5.25% 1998
                                  -1.14% 1999
                                   8.67% 2000
                                   4.23% 2001

                      Best Quarter    5.04% (3/31/95)
                      Worst Quarter  -4.89% (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class B or Class H Shares because Class B Shares had less than one year of performance history and Class H Shares had not commenced operations as of December 31, 2001.
                                                             SINCE
CLASS A SHARES        1 YEAR    5 YEARS     10 YEARS       INCEPTION

Armada Ohio Tax
Exempt Bond Fund      1.09%      4.17%       5.01%          5.22%(1)

Lehman 7 Year
Municipal Bond
Index(3)              5.20%      5.56%       6.13%          6.54%(2)

(1)  Since April 15, 1991.

(2)  Since March 31, 1991.

(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 61 PROSPECTUS

TAX FREE BOND FUNDS
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal securities). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


                                 62 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                             ARMADA PENNSYLVANIA MUNICIPAL BOND FUND (Continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

[GRAPH]

                                 6.83% 1997
                                 5.62% 1998
                                -1.05% 1999
                                 8.77% 2000
                                 4.20% 2001

                    Best Quarter    3.73% (12/31/00)
                    Worst Quarter  -1.85% (6/30/99)


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class B or Class H Shares because Class B Shares and Class H Shares had not commenced operations as of December 31, 2001.

                                                       SINCE
CLASS A SHARES             1 YEAR      5 YEARS       INCEPTION

Armada Pennsylvania
Municipal Bond Fund        1.08%        4.18%         4.49%(1)

Lehman 7 Year
Municipal Bond Index(3)    5.20%        5.56%         5.87%(2)

(1)  Since September 11, 1996.

(2)  Since August 31, 1996.

(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                 63 PROSPECTUS

TAX FREE BOND FUNDS
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES                                  MICHIGAN MUNICIPAL BOND FUND          NATIONAL TAX EXEMPT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS H         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)                4.75%       5.00%       2.00%           4.75%      5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)              4.75%(1)    None        1.00%           4.75%(1)   None       1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)             None        5.00%(2)    1.00%(3)        None       5.00%(2)   1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None        None        None            None       None       None

Redemption Fee (as a percentage
of amount redeemed, if applicable)               None        None        None            None       None       None

Exchange Fee                                     None        None        None            None       None       None

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         0.55%       0.55%       0.55%           0.55%      0.55%      0.55%

Distribution (12b-1) Fees                        0.10%       0.75%       0.75%           0.10%      0.75%      0.75%

Other Expenses:

  Shareholder Servicing Fees(4)                  0.25%       0.25%       0.25%           0.25%      0.25%      0.25%

  Other                                          0.15%       0.15%       0.15%           0.15%      0.15%      0.15%

Total Other Expenses                             0.40%       0.40%       0.40%           0.40%      0.40%      0.40%

Total Annual Fund Operating Expenses             1.05%(5,6)  1.70%(5,6)  1.70%(5)        1.05%(5,6) 1.70%(5,6) 1.70%(5)



SHAREHOLDER FEES                                  OHIO TAX EXEMPT BOND FUND          PENNSYLVANIA MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS H         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)                3.00%       5.00%       2.00%           3.00%      5.00%      2.00%
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as percentage of offering price)              3.00%(1)    None        1.00%           3.00%(1)   None       1.00%

  Maximum Deferred Sales Charge (Load)
  (as percentage of net asset value)             None        5.00%(2)    1.00%(3)        None       5.00%(2)   1.00%(3)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None        None        None            None       None       None

Redemption Fee (as a percentage
of amount redeemed, if applicable)               None        None        None            None       None       None

Exchange Fee                                     None        None        None            None       None       None

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         0.55%       0.55%       0.55%           0.55%      0.55%      0.55%

Distribution (12b-1) Fees                        0.10%       0.75%       0.75%           0.10%      0.75%      0.75%

Other Expenses:

  Shareholder Servicing Fees(4)                  0.25%       0.25%       0.25%           0.25%      0.25%      0.25%

  Other                                          0.11%       0.11%       0.11%           0.21%      0.21%      0.21%

Total Other Expenses                             0.36%       0.36%       0.36%           0.46%      0.46%      0.46%

Total Annual Fund Operating Expenses             1.01%(5,6)  1.66%(5,6)  1.66%(5)        1.11%(5,6) 1.76%(5,6) 1.76%(5)


                                 64 PROSPECTUS

                                                             TAX FREE BOND FUNDS
                                                FUND FEES & EXPENSES (Continued)
--------------------------------------------------------------------------------


1 This sales charge varies depending upon how much you invest. See "Sales Charges."

2 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

3 A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

4 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

5 Each of these Funds' total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class A and Class B Shares were:

                                        CLASS A         CLASS B

   Michigan Municipal Bond Fund         0.70%           1.55%
   National Tax Exempt Bond Fund        0.70%           1.40%
   Ohio Tax Exempt Bond Fund            0.66%           N/A
   Pennsylvania Municipal Bond Fund     0.73%           N/A

   The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class A, Class B and Class H Shares for the current fiscal year are expected to be as follows:

                                        CLASS A         CLASS B       CLASS H

   Michigan Municipal Bond Fund         0.85%           1.55%         1.55%
   National Tax Exempt Bond Fund        0.85%           1.55%         1.55%
   Ohio Tax Exempt Bond Fund            0.81%           1.51%         1.51%
   Pennsylvania Municipal Bond Fund     0.91%           1.61%         1.61%

   These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(6) Total Annual Fund Operating Expenses for Class A and Class B Shares of each Fund have been restated to reflect an increase from 0.10% to 0.25% in shareholder servicing fees.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
Michigan Municipal Bond Fund
     Class A Shares                         $  577    $  793    $1,027    $1,697
     Class B Shares(1)                      $  673    $  936    $1,123    $1,834
     Class B Shares(2)                      $  173    $  536    $  923    $1,834
     Class H Shares(1)                      $  371    $  630    $1,014    $2,089
     Class H Shares(2)                      $  271    $  630    $1,014    $2,089

National Tax Exempt Bond Fund
     Class A Shares                         $  577    $  793    $1,027    $1,697
     Class B Shares(1)                      $  673    $  936    $1,123    $1,834
     Class B Shares(2)                      $  173    $  536    $  923    $1,834
     Class H Shares(1)                      $  371    $  630    $1,014    $2,089
     Class H Shares(2)                      $  271    $  630    $1,014    $2,089

Ohio Tax Exempt Bond Fund
     Class A Shares                         $  400    $  612    $  841    $1,499
     Class B Shares(1)                      $  669    $  923    $1,102    $1,791
     Class B Shares(2)                      $  169    $  523    $  902    $1,791
     Class H Shares(1)                      $  367    $  618    $  993    $2,046
     Class H Shares(2)                      $  267    $  618    $  993    $2,046

Pennsylvania Municipal Bond Fund
     Class A Shares                         $  410    $  642    $  893    $1,611
     Class B Shares(1)                      $  679    $  954    $1,154    $1,900
     Class B Shares(2)                      $  179    $  554    $  954    $1,900
     Class H Shares(1)                      $  377    $  649    $1,045    $2,152
     Class H Shares(2)                      $  277    $  649    $1,045    $2,152


(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.


                                 65 PROSPECTUS

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 69 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                          Fixed                    High-Yield                Asset-      Mortgage-
                                 Equity     Convertible   Income      Government   Lower Rated   Municipal   Backed      Backed
                               Securities   Securities    Securities  Securities   Securities    Securities  Securities  Securities
                               ----------   -----------   ----------  ----------   -----------   ----------  ----------  ----------
Armada Core Equity Fund          X
Armada Equity Growth Fund        X
Armada Equity Index Fund         X
Armada International
Equity Fund
Armada Large Cap Ultra Fund      X
Armada Large Cap Value Fund      X
Armada Micro Cap
Value Fund                       X
Armada Mid Cap Growth Fund       X
Armada SmallCap
GrowthFund                       X
Armada Small Cap
Value Fund                       X
Armada Tax Managed
Equity Fund                      X
Armada Aggressive
Allocation Fund                                               X          X                                        X          X
Armada Balanced
Allocation Fund                                  X            X          X                                        X          X
Armada Conservative
Allocation Fund                                               X          X                                        X          X
Armada Bond Fund                                              X          X                                        X          X
Armada GNMAFund                                               X          X                                        X          X
Armada Intermediate
Bond Fund                                                     X          X                                        X          X
Armada Limited Maturity
Bond Fund                                                     X          X                                        X          X
Armada Total Return
Advantage Fund                                                X          X              X                         X          X
Armada U.S. Government
Income Fund                                                   X          X                                        X          X
Armada Michigan
Municipal Bond Fund                                           X                                      X
Armada National Tax
Exempt Bond Fund                                              X                                      X
Armada Ohio Tax
Exempt Bond Fund                                              X                                      X
Armada Pennsylvania
Municipal Bond Fund                                           X                                      X


                                Foreign
                                Securities
                                ----------
Armada Core Equity Fund
Armada Equity Growth Fund
Armada Equity Index Fund
Armada International
Equity Fund                          X
Armada Large Cap Ultra Fund
Armada Large Cap Value Fund
Armada Micro Cap
Value Fund
Armada Mid Cap Growth Fund
Armada SmallCap
GrowthFund
Armada Small Cap
Value Fund
Armada Tax Managed
Equity Fund
Armada Aggressive
Allocation Fund                      X
Armada Balanced
Allocation Fund                      X
Armada Conservative
Allocation Fund                      X
Armada Bond Fund
Armada GNMAFund
Armada Intermediate
Bond Fund
Armada Limited Maturity
Bond Fund
Armada Total Return
Advantage Fund
Armada U.S. Government
Income Fund
Armada Michigan
Municipal Bond Fund
Armada National Tax
Exempt Bond Fund
Armada Ohio Tax
Exempt Bond Fund
Armada Pennsylvania
Municipal Bond Fund


                                 66 PROSPECTUS

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are sup- ported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that


                                  67 PROSPECTUS
concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility


                                 68 PROSPECTUS
associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.



                                  69 PROSPECTUS

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

                                                              SINCE
CLASS I SHARES         1 YEAR     5 YEARS      10 YEARS     INCEPTION

Armada Money
Market Fund             3.91%      5.12%        4.66%        5.55%(1)

(1)  Since September 3, 1986.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. AFund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. Aderivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. Afutures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. Except for the International Equity Fund, which invests in foreign securities as part of its principal investment strategy, and the Equity Index Fund, which will only invest in foreign securities if they are included in the S&P 500 Composite Price Index, an Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of the Equity Funds' principal investment strategies.

The Trust has applied for an order from the SEC that, if granted, would allow the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. AFund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by the Trust are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies. There is no guarantee that the SEC will approve the application.


                                 70 PROSPECTUS

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Tax exempt funds are generally not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns are generally lower than those of taxable funds and the benefits of the tax exemption cannot be realized in a tax-deferred account. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS

FUND                             MAY BE APPROPRIATE FOR . . .

Core Equity Fund                 Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks

Equity Growth Fund               Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks of large cap companies

Equity Index Fund                Investors seeking returns similar to those of
                                 the S&P 500 Composite Stock Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks

International Equity Fund        Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies

Large Cap Ultra Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of large cap companies

Large Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies

Micro Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of micro cap companies

Mid Cap Growth Fund              Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of mid cap companies

Small Cap Growth Fund            Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies

Small Cap Value Fund             Investors seeking capital appreciation who are
                                 willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap companies

Tax Managed Equity Fund          Investors seeking capital appreciation who want
                                 to minimize the impact of taxes and who are willing to accept the risks of investing in a fund that invests primarily in common stocks


                                  71 PROSPECTUS

                             ASSET ALLOCATION FUNDS

FUND                             MAY BE APPROPRIATE FOR . . .

Aggressive Allocation Fund       Investors seeking capital growth with the
                                 potential for above average total returns (as measured by the returns of the S&P 500
                                 Composite Stock Price Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Armada Funds that focus their investments in equity securities

Balanced Allocation Fund         Investors seeking broad diversification by
                                 asset class and style to manage risk and provide the potential for above average total returns (as measured by the returns of the S&P
                                 500 Composite Stock Price Index and the Lehman
                                 U.S. Aggregate Bond Index)

Conservative Allocation Fund     Investors seeking current income with the
                                 potential for above average total returns (as measured by the returns of the Lehman U.S.
                                 Aggregate Bond Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Armada Funds that focus their investments in fixed income securities

                               FIXED INCOME FUNDS

FUND                             MAY BE APPROPRIATE FOR . . .

Bond Fund                        Investors seeking current income who are
                                 willing to accept the risks of investing in a fund that invests primarily in fixed income securities

GNMA Fund                        Investors seeking current income who are
                                 willing to accept the risks of investing in a fund that invests primarily in mortgage-backed securities

Intermediate Bond Fund           Investors seeking current income who are
                                 willing to accept the risks of investing in a fund that invests primarily in intermediate term fixed income securities

Limited Maturity Bond Fund       Investors seeking current income who are
                                 seeking to minimize share price volatility relative to our other fixed income funds and who are willing to accept the risks of investing in a fund that invests primarily in shorter term fixed income securities

Total Return Advantage Fund       Investors seeking total return with less share
                                 price volatility than a fund that invests primarily in equity securities who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities

U.S. Government Income Fund      Investors seeking current income who are
                                 interested in the lower credit risk associated with a fund that invests primarily in U.S.
                                 government fixed income securities

                               TAX-FREE BOND FUNDS

FUND                                 MAY BE APPROPRIATE FOR . . .

Michigan Municipal Bond Fund     Investors seeking current income exempt from
                                 federal and Michigan income taxes who are willing to accept moderate share price volatility

National Tax Exempt Bond Fund    Investors seeking current income exempt from
                                 federal income tax who are willing to accept moderate share price volatility

Ohio Tax Exempt Bond Fund        Investors seeking current income exempt from
                                 federal and Ohio income taxes who are willing to accept moderate share price volatility

Pennsylvania Municipal Bond
Fund                             Investors seeking current income exempt
                                 from federal and Pennsylvania income Bond Fund taxes who are willing to accept moderate share price volatility



                                  72 PROSPECTUS

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2001, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing invest-ment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

Prior to April 18, 2001, National Asset Management Corporation ("NAM"), with its principal offices at 101 South Fifth Street, 5th Floor, Louisville, Kentucky 40202, served as sub-adviser to the Core Equity and Total Return Advantage Funds pursuant to an investment sub-advisory agreement between NAM and the Adviser. On April 18, 2001, the Adviser assumed full responsibility for management of the Core Equity and Total Return Advantage Funds. During the fiscal year ended May 31, 2001, NAM's fees were paid by the Adviser.


                                 73 PROSPECTUS

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2001.


                                                                    ADVISORY FEES PAID AS
                                                                    A PERCENTAGE OF AVERAGE
                                                                NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                 MANAGEMENT TEAM           ENDED MAY 31, 2001
Core Equity Fund                          Equity Growth Team                0.75%
Equity Growth Fund                        Equity Growth Team                0.75%
Equity Index Fund                         Equity Team                       0.20%
International Equity Fund                 Equity International Team         1.15%
Large Cap Ultra Fund                      Equity Growth Team                0.75%
Large Cap Value Fund                      Equity Value Team                 0.75%
Micro Cap Value Fund                      Equity Value Team                 1.15% (1)
Mid Cap Growth Fund                       Equity Growth Team                1.00%
Small Cap Growth Fund                     Equity Growth Team                1.00%
Small Cap Value Fund                      Equity Value Team                 1.00%
Tax Managed Equity Fund                   Equity Growth Team                0.75%
Aggressive Allocation Fund                Quantitative Analysis Team        0.25% (2)
Balanced Allocation Fund                  Quantitative Analysis Team        0.75%
Conservative Allocation Fund              Quantitative Analysis Team        0.25% (2)
Bond Fund                                 Taxable Fixed Income Team         0.55%
GNMA Fund                                 Taxable Fixed Income Team         0.55%
Intermediate Bond Fund                    Taxable Fixed Income Team         0.40%
Limited Maturity Bond Fund                Taxable Fixed Income Team         0.35%
Total Return Advantage Fund               Taxable Fixed Income Team         0.35%
U.S. Government Income Fund               Taxable Fixed Income Team         0.55%
Michigan Municipal Bond Fund              Tax Exempt Fixed Income Team      0.40%
National Tax Exempt Bond Fund             Tax Exempt Fixed Income Team      0.40%
Ohio Tax Exempt Bond Fund                 Tax Exempt Fixed Income Team      0.40%
Pennsylvania Municipal Bond Fund          Tax Exempt Fixed Income Team      0.40%

(1) The Micro Cap Value Fund had not yet commenced operations as of the date of this Prospectus. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.
(2) The Aggressive Allocation Fund and Conservative Allocation Fund were in operation for less than a year as of May 31, 2001. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.


                                 74 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES

     - Front-end sales charge
     - Low 12b-1 fees
     - $500 minimum initial investment -
       no subsequent minimum investment
     - $50 minimum monthly investment through Planned Investment Program

     CLASS B SHARES
     - No front-end sales charge
     - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years -- declining after the second year)
     - Higher 12b-1 fees than Class AShares
     - $500 minimum initial investment -- no subsequent minimum investment
     - $250,000 maximum investment
     - Converts to Class AShares after
       the eighth year
     - $50 minimum monthly investment through Planned Investment Program

     CLASS H SHARES
     - A1.00% front-end sales charge
     - Contingent deferred sales charge (back-end sales charge if you redeem within the first 18 months of initial purchase)
     - Higher 12b-1 fees than Class A Shares
     - $500 minimum initial investment - no subsequent minimum investment
     - $1 million maximum investment
     - Does not convert to any other share class
     - $50 minimum monthly investment through Planned Investment Program

Class Aand Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 76.



                                 75 PROSPECTUS

HOW TO PURCHASE FUND SHARES


                            NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT

INTERNET                    Visit our site and click on "Open an Account Online."    You may place your purchase order on our
www.armadafunds.com         Or log on to our online Forms Center to print            Web Site using your established banking
                            or complete an application online. Mail the              instructions for payment. To authorize this
                            application to the address below. Unless you             service, please complete an Account Change
                            arrange to pay by wire or ACH, write your check,         Form or call 1-800-622-FUND (3863).
                            payable in U.S. dollars, to "Armada Funds (Fund
                            name)." The Trust cannot accept third-party checks,
                            credit cards, credit card checks or cash.

TELEPHONE                   Call our Investor Services Line to obtain an             Call our Investor Services Line to purchase
1-800-622-FUND (3863)       application.                                             additional shares. To authorize this service,
                                                                                     please complete an Account Change Form or
                                                                                     call 1-800-622-FUND (3863).

MAIL                        Complete an application and mail it along with a         Make your check payable to "Armada
                            check payable, in U.S. dollars, to "Armada Funds         Funds (Fund Name)." Please include
                            (Fund Name)."                                            your account number on your check
                              Armada Funds                                           and mail it to the address at the left.
                              P.O. Box 8421
                              Boston, MA 02266-8421

                            For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive
                              Braintree, MA 02184

                            The trust cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE    Complete "Bank, Wire & Electronic Funds Transfer         A Planned Investment Program can be set
("ACH")                     Instructions" section of the application to have         up to automatically purchase shares on
                            funds directly transferred from a bank account.          designated dates during the month. Please
                            Aprimary and secondary account may be established.       see "Planned Investment Program" below.
                            Please note all electronic transfers will be on the
                            primary account unless notified otherwise. Any changes
                            in these instructions must be made in writing to Armada
                            Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM  With a $50 minimum initial investment and if you         With current account information on your
                            have a checking or savings account with a bank,          account, participation in the program can
                            youmay purchase Class A, Class B or Class H Shares       be arranged via the Internet or by calling
                            automatically through regular deductions from your       1-800-622-FUND (3863).
                            account in amounts of at least $50 per month per
                            account.                                                 For existing accounts without account
                                                                                     information, participation can be arranged
                            You may arrange for paritipation in this program         by completing an Account Change Form with
                            when a new account is established.                       banking information. This form must include
                                                                                     a signature guarantee by a bank or other
                                                                                     financial institution.

WIRE                        To purchase shares by wire, call 1-800-622-FUND (3863)   Call 1-800-622-FUND (3863) prior to sending
                            to set up your account to accommodate wire               the wire in order to obtain a confirmation
                            transactions and to receive a wire control number        number and to ensure prompt and accurate
                            to be included in the body of the wire. Ask your         handling of funds. Ask your bank to transmit
                            bank to transmit immediately available funds by          immediately available funds by wire as
                            wire in the amount of your purchase to:                  described at the left. Please include your
                              State Street Bank and Trust Company                    account number.
                              ABA#011000028
                              Account 99052755 Credit Armada Funds                   The Fund and its transfer agent are not
                              (Account Registration)                                 responsible for the consequences of delays
                              (Account Number)                                       resulting from the banking or Federal
                              (Wire Control Number)                                  Reserve Wire system, or from incomplete
                                                                                     wiring instructions.

                            Note: Your bank may charge you a fee for this service.

                            The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

FINANCIAL INTERMEDIARY      Contact your financial consultant. Please note, your     Contact your financial consultant. Please
                            financial consultant or institution may charge a         note, your financial consultant or institution
                            fee for its services.                                    may charge a fee for its services.



                                 76 PROSPECTUS

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class AShares and Class H Shares, the applicable front- end shares charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the New York Stock Exchange is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMArecommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

SALES CHARGES
FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class AShares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

CORE EQUITY, EQUITY GROWTH, INTERNATIONAL EQUITY, LARGE CAP ULTRA, LARGE CAP VALUE, MICRO CAP VALUE, MID CAP GROWTH, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS


                                                                          DEALERS'
                        SALES CHARGE AS         AS A % OF NET           REALLOWANCE
IF YOUR                 A % OF OFFERING         ASSET VALUE          AS A % OF OFFERING
INVESTMENT IS:          PRICE PER SHARE          PER SHARE            PRICE PER SHARE
Less than $25,000            5.50                  5.80                     5.25

$25,000 but less
  than $50,000               5.25                  5.50                     5.00

$50,000 but less
  than $100,000              4.75                  5.00                     4.50

$100,000 but less
  than $250,000              3.75                  3.90                     3.50

$250,000 but less
  than $500,000              3.00                  3.10                     2.75

$500,000 but less
  than $1,000,000            2.00                  2.00                     1.75

$1,000,000 or more           0.00                  0.00                     0.00


                                 77 PROSPECTUS

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME, MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS


                                                                          DEALERS'
                        SALES CHARGE AS         AS A % OF NET           REALLOWANCE
IF YOUR                 A % OF OFFERING         ASSET VALUE          AS A % OF OFFERING
INVESTMENT IS:          PRICE PER SHARE          PER SHARE            PRICE PER SHARE
Less than $50,000            4.75                  5.00                     4.50

$50,000 but less
  than $100,000              4.00                  4.20                     3.75

$100,000 but less
  than $250,000              3.75                  3.90                     3.50

$250,000 but less
  than $500,000              2.50                  2.80                     2.25

$500,000 but less
  than $1,000,000            2.20                  2.00                     1.75

$1,000,000 or more           0.00                  0.00                     0.00


LIMITED MATURITY BOND FUND


                                                                          DEALERS'
                        SALES CHARGE AS         AS A % OF NET           REALLOWANCE
IF YOUR                 A % OF OFFERING         ASSET VALUE          AS A % OF OFFERING
INVESTMENT IS:          PRICE PER SHARE          PER SHARE            PRICE PER SHARE
Less than $100,000           2.75                  2.83                     2.50

$100,000 but less
  than $250,000              1.75                  1.78                     1.50

$250,000 but less
  than $500,000              1.00                  1.01                     0.75

$500,000 but less
  than $1,000,000            0.50                  0.50                     0.25

$1,000,000 or more           0.00                  0.00                     0.00


EQUITY INDEX FUND


                                                                          DEALERS'
                        SALES CHARGE AS         AS A % OF NET           REALLOWANCE
IF YOUR                 A % OF OFFERING         ASSET VALUE          AS A % OF OFFERING
INVESTMENT IS:          PRICE PER SHARE          PER SHARE            PRICE PER SHARE
Less than $100,000           3.75                  3.90                     3.50

$100,000 but less
  than $250,000              2.75                  2.83                     2.50

$250,000 but less
  than $500,000              2.00                  2.04                     1.75

$500,000 but less
  than $1,000,000            1.25                  1.27                     1.00

$1,000,000 or more           0.00                  0.00                     0.00


OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS


                                                                          DEALERS'
                        SALES CHARGE AS         AS A % OF NET           REALLOWANCE
IF YOUR                 A % OF OFFERING         ASSET VALUE          AS A % OF OFFERING
INVESTMENT IS:          PRICE PER SHARE          PER SHARE            PRICE PER SHARE
Less than $100,000          3.00                   3.09                     2.75

$100,000 but less
  than $250,000             2.00                   2.04                     1.75

$250,000 but less
  than $500,000             1.50                   1.52                     1.25

$500,000 but less
  than $1,000,000           1.00                   1.01                     0.75

$1,000,000 or more          0.00                   0.00                     0.00

There is no front-end sales charge on purchases of Class AShares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

- by Trustees and Officers of the Trust and their immediate families (spouse, parents, siblings, children and grandchildren);

- by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

- by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

- by direct transfer or rollover from a qualified plan for which affiliates of- NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

- by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

- by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

- through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund



                                 78 PROSPECTUS

     Marketplace(TM). Check with your broker-dealer to see if you qualify for this exemption; and

-    by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE
     IRA.

FRONT-END SALES CHARGES -- CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load.

REPURCHASE OF CLASS A AND CLASS H SHARES

You may repurchase any amount of Class Aor Class H Shares of any Fund at NAV without the normal front- end sales charge, up to the limit of the value of any amount of Class Aor Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class AShares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class AShares you purchased previously for:

     (i)  your account;
     (ii) your spouse's account;
     (iii) a joint account with your spouse; or
     (iv) your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class AShares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class AShares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class AShares sold subject to a sales charge. As a result, Class AShares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE.
When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class AShares you purchase with a Letter of Intent. You must notify the Fund of the purchases that qualify for this discount.

CONTINGENT DEFERRED SALES CHARGES-- CLASS B SHARES AND CLASS H SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months of purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not



                                 79 PROSPECTUS
apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class AShares. There is no conversion feature for Class H Shares.

                                               CLASS B SHARES
                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE                   DOLLAR AMOUNT SUBJECT TO CHARGE

First                                           5.0%
Second                                          5.0%
Third                                           4.0%
Fourth                                          3.0%
Fifth                                           2.0%
Sixth                                           None
Seventh                                         None
Eighth                                          None

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRAor a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRAor a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non- Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class AShares or Class H Shares. When you buy Class AShares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
www.armadafunds.com

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


                                 80 PROSPECTUS

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption.

See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page 79 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.


                                 81 PROSPECTUS

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

INTERNET
www.armadafunds.com

 You may exchange your shares through the Internet.
The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name,
number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may exchange only within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box
         8421 Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to pur- chase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.


                                 82 PROSPECTUS

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES
Because purchases of Class AShares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class AShares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class AShares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class AShares, after fee waivers, as a percentage of average daily net assets, are as follows: (i) 0.005% with respect to the Equity Index Fund; (ii) 0.02% with respect to the Limited Maturity Bond, Total Return Advantage and Pennsylvania Municipal Bond Funds; and (iii) 0.05% with respect to each other Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.

Distribution fees for Class B Shares and Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

    Armada International Equity Fund
    Armada Micro Cap Value Fund
    Armada Small Cap Growth Fund
    Armada Small Cap Value Fund

The following Funds distribute income quarterly:

        Armada Core Equity Fund
        Armada Equity Growth Fund
        Armada Equity Index Fund
        Armada Large Cap Ultra Fund
        Armada Large Cap Value Fund
        Armada Mid Cap Growth Fund
        Armada Tax Managed Equity Fund
        Armada Aggressive Allocation Fund
        Armada Balanced Allocation Fund


                                 83 PROSPECTUS

The following Funds distribute income monthly:

        Armada Conservative Allocation Fund
        Armada Bond Fund
        Armada GNMA Fund
        Armada Intermediate Bond Fund
        Armada  Limited Maturity Bond Fund
        Armada Total Return Advantage Fund
        Armada U.S. Government Income Fund
        Armada Michigan Municipal Bond Fund
        Armada National Tax Exempt Bond Fund
        Armada Ohio Tax Exempt Bond Fund
        Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.


                                  84 PROSPECTUS

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                  85 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about Class Aand Class B Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report and are incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

No financial highlights are presented for the Micro Cap Value Fund because the Fund had not commenced operations as of the date of this prospectus. No financial highlights are presented for Class H Shares of the Funds because they are new and have no performance history.

No financial highlights are presented for Class B Shares of the Conservative Allocation, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2001.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


                                 86 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)
CORE EQUITY FUND

  CLASS A
  2001         $14.80      $(0.02)         $(0.70)          $(0.00)        $(1.92)         $12.16       (5.91)%     $  3,987
  2000          13.71       (0.00)           1.62            (0.00)         (0.53)          14.80       11.98          4,146
  1999(1)       11.34       (0.05)           2.93            (0.00)         (0.51)          13.71       25.78          1,731
  1998(2)       10.00        0.04            1.34            (0.04)         (0.00)          11.34       13.85            408

  CLASS B
  2001         $14.62      $(0.06)         $(0.73)          $(0.00)        $(1.92)         $11.91       (6.49)%     $  2,052
  2000          13.63       (0.07)           1.59            (0.00)         (0.53)          14.62       11.31          1,840
  1999(1)       11.33       (0.16)           2.97            (0.00)         (0.51)          13.63       25.17          1,106
  1998(2)       10.25       (0.00)           1.08            (0.00)         (0.00)          11.33       10.54              2

EQUITY GROWTH FUND

  CLASS A
  2001(1)      $28.76      $(0.07)         $(3.40)          $(0.00)        $(1.12)         $24.17      (12.53)%     $139,717
  2000(1)       24.55       (0.06)           4.53            (0.00)         (0.26)          28.76       18.22        180,000
  1999(1)       21.35       (0.09)           4.28            (0.00)         (0.99)          24.55       19.88        156,356
  1998          18.67       (0.04)           4.99            (0.00)         (2.27)          21.35       28.32         12,380
  1997          18.05        0.05            4.66            (0.06)(4 )     (4.03)          18.67       29.24          6,931

  CLASS B
  2001(1)      $28.37      $(0.26)         $(3.32)          $(0.00)        $(1.12)         $23.67      (13.10)%     $  3,770
  2000(1)       24.33       (0.26)           4.56            (0.00)         (0.26)          28.37       17.68          3,713
  1999(1)       21.28       (0.27)           4.31            (0.00)         (0.99)          24.33       19.22          1,400
  1998(3)       19.44       (0.24)           2.08            (0.00)         (0.00)          21.28        9.47             24

EQUITY INDEX FUND

  CLASS A
  2001         $12.22      $ 0.08          $(1.40)          $(0.08)        $(0.00)         $10.82      (10.82)%     $  7,777
  2000          11.29        0.09            1.01            (0.11)         (0.06)          12.22        9.70          8,253
  1999(5)        9.09        0.07            2.18            (0.05)         (0.00)          11.29       24.83          3,892

  CLASS B
  2001         $12.20      $ 0.01          $(1.41)          $(0.01)        $(0.00)         $10.79      (11.47)%     $  1,080
  2000(5)       12.04        0.01            0.17            (0.02)         (0.00)          12.20        1.46            524


                                                Ratio         Ratio of Net
                             Ratio of Net    of Expenses   Investment Income/
                Ratio of      Investment     to Average     (Loss) to Average
                Expenses     Income/(Loss)    Net Assets       Net Assets       Portfolio
               to Average     to Average     (Before Fee      (Before Fee       Turnover
               Net Assets     Net Assets       Waivers)         Waivers)          Rate
CORE EQUITY FUND

  CLASS A
  2001           1.24%         (0.17)%           1.29%           (0.22)%          34%
  2000           1.25           (0.22)           1.31            (0.28)            37
  1999(1)        1.23           (0.40)           1.23            (0.40)            43
  1998(2)        1.14            0.14            1.30             0.04             60

  CLASS B
  2001           1.94%          (0.87)%          1.94%           (0.87)%          34%
  2000           1.96           (0.93)           1.96            (0.93)            37
  1999(1)        1.94           (1.11)           1.94            (1.11)            43
  1998(2)        1.83           (0.51)           2.00            (0.50)            60

EQUITY GROWTH FUND

  CLASS A
  2001(1)        1.18%          (0.28)%          1.23%           (0.33)%          18%
  2000(1)        1.15           (0.24)           1.21            (0.30)            25
  1999(1)        1.17           (0.36)           1.17            (0.36)            57
  1998           1.23           (0.26)           1.23            (0.26)           260
  1997           1.22            0.25            1.22             0.25            197

  CLASS B
  2001(1)        1.88%          (0.98)%          1.88%           (0.98)%          18%
  2000(1)        1.86           (0.95)           1.86            (0.95)            25
  1999(1)        1.88           (1.07)           1.88            (1.07)            57
  1998(3)        1.92           (0.92)           1.92            (0.92)           260

EQUITY INDEX FUND

  CLASS A
  2001           0.61%           0.69%           0.86%           0.44%             15%
  2000           0.59            0.77            0.84             0.52             48
  1999(5)        0.36            1.22            0.71             0.87              9

  CLASS B
  2001           1.36%          (0.06)%          1.51%           (0.21)%           15%
  2000(5)        1.34            0.02            1.49            (0.13)            48

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) Core Equity Fund Class Aand Class B commenced operations on August 1, 1997 and January 6, 1998, respectively. All ratios for the respective periods have been annualized.
(3) Equity Growth Fund Class B commenced operations on January 6, 1998. All ratios for the period have been annualized.
(4) Includes distributions in excess of net investment income of $(0.01) for Class A of the Equity Growth Fund.
(5) Equity Index Fund Class Aand Class B commenced operations on October 15, 1998 and January 4, 2000, respectively. All ratios for the respective periods have been annualized.


                                 87 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)
INTERNATIONAL EQUITY FUND

  CLASS A
  2001(1)    $14.97       $(0.01)          $(3.15)         $(0.00)         $(1.00)         $10.81     (22.88)%      $  15,390
  2000        10.87        (0.03)            4.21           (0.01)          (0.07)          14.97      38.50            3,618
  1999        10.82        (0.01)            0.10           (0.04)          (0.00)          10.87       0.84            1,127
  1998(2)     10.00        0.04              0.79           (0.01)          (0.00)          10.82       8.28              276

  CLASS B
  2001(1)    $14.83       $(0.10)          $(3.11)         $(0.00)         $(1.00)         $10.62     (23.47)%      $   5,317
  2000        10.83        (0.10)            4.17           (0.00)          (0.07)          14.83      37.61              623
  1999        10.83        (0.07)            0.08           (0.01)          (0.00)          10.83       0.10               42
  1998(2)      9.30        0.05              1.48           (0.00)          (0.00)          10.83      16.45                1

LARGE CAP ULTRA FUND

  CLASS A
  2001(1)    $19.81       $(0.10)          $(4.67)         $(0.00)         $(2.59)         $12.45     (26.36)%      $  13,114
  2000        19.67        (0.06)            4.98           (0.00)          (4.78)          19.81      26.66           21,550
  1999        16.19        (0.11)            3.89           (0.00)          (0.30)          19.67      23.42           24,513
  1998(3)     14.44        (0.06)            3.51           (0.03)(7)       (1.67)          16.19      25.95           21,628
  1997(4)     11.23        (0.00)            3.30           (0.01)          (0.08)          14.44      29.52           12,260
  1996(4,5)   10.00         0.03             1.23           (0.03)          (0.00)          11.23       8.99            1,657

  CLASS B
  2001(1)    $19.08       $(0.21)          $(4.46)         $(0.00)         $(2.59)         $11.82     (26.88)%      $  10,123
  2000        19.21        (0.13)            4.78           (0.00)          (4.78)          19.08      25.81           15,770
  1999        15.95        (0.23)            3.79           (0.00)          (0.30)          19.21      22.38           14,128
  1998(3)     14.34        (0.12)            3.43           (0.03)(7)       (1.67)          15.95      25.12           10,169
  1997(4)     11.22        (0.05)            3.25           (0.00)          (0.08)          14.34      28.62            4,130
  1996(4,5)   10.00         0.01             1.23           (0.02)          (0.00)          11.22       8.77              832

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)

  CLASS A
  2001       $16.00        $0.21            $1.71          $(0.24)         $(0.32)         $17.36      12.42%       $  43,511
  2000        18.79         0.30            (1.87)          (0.31)          (0.91)          16.00      (8.30)           9,070
  1999        17.51         0.21             1.55           (0.23)          (0.25)          18.79      10.40           11,075
  1998        14.86         0.26             3.41           (0.29)          (0.73)          17.51      25.41            2,151
  1997        12.65         0.31             2.68           (0.27)          (0.51)          14.86      24.33              410

  CLASS B
  2001       $15.93        $0.09            $1.72          $(0.13)         $(0.32)         $17.29      11.69%       $  12,458
  2000        18.69         0.19            (1.84)          (0.20)          (0.91)          15.93      (8.77)           1,357
  1999        17.54         0.17             1.39           (0.16)          (0.25)          18.69       9.14              997
  1998(6)     16.28         0.46             0.86           (0.06)          (0.00)          17.54       9.39                3


                                              Ratio         Ratio of Net
                           Ratio of Net    of Expenses   Investment Income/
              Ratio of      Investment     to Average     (Loss) to Average
              Expenses     Income/(Loss)    Net Assets       Net Assets       Portfolio
             to Average     to Average     (Before Fee      (Before Fee       Turnover
             Net Assets     Net Assets       Waivers)         Waivers)          Rate
INTERNATIONAL EQUITY FUND

  CLASS A
  2001(1)       1.70%        (0.11)%          1.75%            (0.16)%           161%
  2000          1.68         (0.19)           1.74             (0.25)            124
  1999          1.68         (0.04)           1.68             (0.04)             78
  1998(2)       1.39          1.49            1.47              1.41              28

  CLASS B
  2001(1)       2.41%        (0.81)%          2.41%            (0.81)%           161%
  2000          2.39         (0.90)           2.39             (0.90)            124
  1999          2.43         (0.80)           2.43             (0.80)             78
  1998(2)       2.08          0.59            2.14              0.53              28

LARGE CAP ULTRA FUND

  CLASS A
  2001(1)       1.22%        (0.61)%          1.27%            (0.66)%           102%
  2000          1.30         (0.61)           1.30             (0.61)             82
  1999          1.35         (0.59)           1.35             (0.59)             51
  1998(3)       1.35         (0.45)           1.35             (0.45)             25
  1997(4)       1.37         (0.14)           1.37             (0.14)             48
  1996(4,5)     1.40          0.31            2.62             (0.91)             86

  CLASS B
  2001(1)       1.93%        (1.32)%          1.93%            (1.32)%           102%
  2000          2.05         (1.36)           2.05             (1.36)             82
  1999          2.11         (1.34)           2.11             (1.34)             51
  1998(3)       2.09         (1.21)           2.09             (1.21)             25
  1997(4)       2.12         (0.88)           2.12             (0.88)             48
  1996(4,5)     1.78         (0.32)           4.07             (2.61)             86

LARGE CAP VALUE FUND (FORMERLY EQUITY INCOME FUND)

  CLASS A
  2001          1.22%         1.29%           1.27%             1.24%             67%
  2000          1.17          1.82            1.23              1.76              40
  1999          1.18          1.82            1.18              1.82              19
  1998          1.17          1.62            1.17              1.62              18
  1997          1.26          2.17            1.26              2.17              35

  CLASS B
  2001          1.92%         0.59%           1.92%             0.59%             67%
  2000          1.88          1.11            1.88              1.11              40
  1999          1.89          1.11            1.89              1.11              19
  1998(6)       1.86          0.68            1.86              0.68              18

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) International Equity Fund Class A and Class B commenced operations on August 1, 1997 and January 6, 1998, respectively. All ratios for the respective periods have been annualized.
(3) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(4)  For the year ended June 30.
(5)  Large Cap Ultra Fund Class A and Class B commenced operations on
     February 1, 1996. All ratios for the respective periods have been annualized.
(6) Large Cap Value Fund Class B commenced operations on January 6, 1998. All ratios for the period have been annualized.
(7) Includes a tax return of capital of $(0.03) and $(0.03) for Class A and Class B, respectively, of the Large Cap Ultra Fund.


                                 88 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)

MID CAP GROWTH FUND

CLASS A
2001(1)     $ 15.53        $(0.10)         $(3.09)         $(0.00)        $(4.54)         $  7.80      (24.23)%      $28,107
2000(1)       14.10         (0.15)           6.23           (0.00)         (4.65)           15.53       51.48         46,183
1999          14.98         (0.19)           1.15           (0.00)         (1.84)           14.10        8.08         50,605
1998(2)       15.72         (0.14)           2.51           (0.00)         (3.11)           14.98       16.84         90,183
1997(3)       20.71         (0.16)           1.30           (0.00)         (6.13)           15.72        5.78         80,634
1996(3)       16.56         (0.16)           4.97           (0.00)         (0.66)           20.71       29.57         66,260

CLASS B
2001(1)     $ 13.95        $(0.16)         $(2.70)         $(0.00)        $(4.54)         $  6.55      (24.69)%      $11,339
2000(1)       13.14         (0.24)           5.70           (0.00)         (4.65)           13.95       50.40         18,584
1999          14.20         (0.28)           1.06           (0.00)         (1.84)           13.14        7.19         16,629
1998(2)       15.12         (0.23)           2.42           (0.00)         (3.11)           14.20       16.27         23,780
1997(3)       20.28         (0.24)           1.21           (0.00)         (6.13)           15.12        4.94         21,994
1996(3)       16.35         (0.23)           4.82           (0.00)         (0.66)           20.28       28.59         15,840

SMALL CAP GROWTH FUND

CLASS A
2001(1)     $ 14.81        $(0.09)         $(1.92)         $(0.00)        $(1.36)         $ 11.44      (14.97)%      $31,327
2000(1)       10.11         (0.07)           4.77           (0.00)         (0.00)           14.81       46.49          2,710
1999(1)       11.68         (0.05)          (1.41)          (0.00)         (0.11)           10.11      (12.54)         1,089
1998(4)       10.00          0.01            1.71           (0.01)         (0.03)           11.68       17.18            331

CLASS B
2001(1)     $ 14.58        $(0.18)         $(1.88)         $(0.00)        $(1.36)         $ 11.16      (15.59)%      $13,010
2000(1)       10.01         (0.17)           4.74           (0.00)         (0.00)           14.58       45.65            372
1999(1)       11.66         (0.10)          (1.44)          (0.00)         (0.11)           10.01      (13.26)           139
1998(4)       10.64         (0.01)           1.03           (0.00)         (0.00)           11.66        9.59              1

SMALL CAP VALUE FUND

CLASS A
2001        $ 14.77        $ 0.19          $ 4.23          $(0.21)        $(0.41)         $ 18.57       30.55%       $12,315
2000          13.31          0.27            1.38           (0.19)         (0.00)           14.77       12.59          9,727
1999          15.47          0.06           (0.85)          (0.04)         (1.33)           13.31       (4.38)        11,542
1998          14.95          0.01            2.84           (0.04)         (2.29)           15.47       19.51         10,634
1997          12.94          0.08            2.83           (0.05)         (0.85)           14.95       23.26          4,929

CLASS B
2001        $ 14.62        $ 0.09          $ 4.16          $(0.12)        $(0.41)         $ 18.34       29.62%       $ 1,483
2000          13.19          0.14            1.41           (0.12)         (0.00)           14.62       11.87            742
1999          15.42         (0.03)          (0.87)          (0.00)         (1.33)           13.19       (5.13)           515
1998(5)       15.28          0.00            0.14           (0.00)         (0.00)           15.42        0.92             61


                                              Ratio         Ratio of Net
                           Ratio of Net    of Expenses   Investment Income/
              Ratio of      Investment     to Average     (Loss) to Average
              Expenses     Income/(Loss)    Net Assets       Net Assets       Portfolio
             to Average     to Average     (Before Fee      (Before Fee       Turnover
             Net Assets     Net Assets       Waivers)         Waivers)          Rate

MID CAP GROWTH FUND

CLASS A
2001(1)         1.50%         (0.88)%          1.55%           (0.93)%          191%
2000(1)         1.54          (1.00)           1.54            (1.00)           110
1999            1.57          (1.00)           1.57            (1.00)           100
1998(2)         1.55          (1.02)           1.55(1)         (1.02)            38
1997(3)         1.56          (1.05)           1.56            (1.05)            38
1996(3)         1.54          (0.94)           1.54            (0.94)            49

CLASS B
2001(1)         2.21%         (1.59)%          2.21%           (1.59)%          191%
2000(1)         2.29          (1.75)           2.29            (1.75)           110
1999            2.32          (1.75)           2.32            (1.75)           100
1998(2)         2.30          (1.77)           2.30            (1.77)            38
1997(3)         2.31          (1.80)           2.31            (1.80)            38
1996(3)         2.29          (1.70)           2.29            (1.70)            49

SMALL CAP GROWTH FUND

CLASS A
2001(1)         1.52%         (0.69)%          1.57%           (0.74)%          174%
2000(1)         1.48          (0.53)           1.54            (0.59)           155
1999(1)         1.51          (0.51)           1.51            (0.51)           159
1998(4)         1.23          (0.32)           1.34            (0.43)            31

CLASS B
2001(1)         2.22%         (1.39)%          2.22%           (1.39)%          174%
2000(1)         2.19          (1.24)           2.19            (1.24)           155
1999(1)         2.23          (1.23)           2.23            (1.23)           159
1998(4)         1.92          (0.87)           3.06            (2.01)            31

SMALL CAP VALUE FUND

CLASS A
2001            1.45%          1.10%           1.50%            1.05%           128%
2000            1.46           1.72            1.52             1.66            120
1999            1.38           0.44            1.38             0.44             79
1998            1.23           0.19            1.23             0.19             89
1997            1.22           0.57            1.22             0.51             64

CLASS B
2001            2.15%          0.40%           2.15%            0.40%           128%
2000            2.17           1.01            2.17             1.01            120
1999            2.08          (0.26)           2.08            (0.26)            79
1998(5)         1.92          (0.48)           1.92            (0.48)            89

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(3)  For the year ended June 30.
(4) Small Cap Growth Fund Class A and Class B commenced operations on August 1, 1997 and January 6, 1998, respectively. All ratios for the respective periods have been annualized.
(5) Small Cap Value Fund Class B commenced operations on January 6, 1998. All ratios for the respective periods have been annualized.


                                 89 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)

TAX MANAGED EQUITY FUND

  CLASS A
  2001        $14.33       $(0.01)         $(1.67)          $(0.00)        $(0.03)         $12.62      (11.76)%     $ 17,645
  2000         12.16         0.00            2.18            (0.00)         (0.01)          14.33       18.01         17,372
  1999          9.93         0.04            2.24            (0.04)         (0.01)          12.16       23.03          7,353
  1998(1)      10.10        (0.00)          (0.17)           (0.00)         (0.00)           9.93       (1.49)            10

  CLASS B
  2001        $14.16       $(0.10)         $(1.65)          $(0.00)        $(0.03)         $12.38      (12.39)%     $ 10,771
  2000         12.12        (0.07)           2.12            (0.00)         (0.01)          14.16       16.95         11,135
  1999          9.93        (0.02)           2.23            (0.01)         (0.01)          12.12       22.31          5,377
  1998(1)      10.21        (0.00)          (0.28)           (0.00)         (0.00)           9.93       (2.84)            85

AGGRESSIVE ALLOCATION FUND

  CLASS A
  2001(2)     $10.00       $ 0.02          $(0.06)          $(0.01)        $(0.00)         $ 9.95       (0.38)%     $  2,500

  CLASS B
  2001(2)     $ 9.98       $ 0.00          $(0.03)          $(0.00)        $(0.00)         $ 9.95       (0.30)%     $      7

BALANCED ALLOCATION FUND

  CLASS A
  2001        $11.68       $ 0.29          $(0.46)          $(0.24)        $(1.55)         $ 9.72       (1.92)%     $ 13,592
  2000         10.31         0.23            1.35            (0.21)         (0.00)          11.68       15.48          3,965
  1999(3)       9.74         0.14            0.57            (0.14)         (0.00)          10.31        7.26          1,466

  CLASS B
  2001        $11.70       $ 0.21          $(0.46)          $(0.17)        $(1.55)         $ 9.73       (2.67)%     $  5,551
  2000         10.33         0.15            1.36            (0.14)         (0.00)          11.70       14.79            691
  1999(3)       9.82         0.10            0.51            (0.10)         (0.00)          10.33        6.07            385

CONSERVATIVE ALLOCATION FUND

  CLASS A
  2001(4)     $10.00       $ 0.07          $ 0.02           $(0.05)        $(0.00)         $10.04       0.90%       $  2,522

                                               Ratio         Ratio of Net
                            Ratio of Net    of Expenses   Investment Income/
               Ratio of      Investment     to Average     (Loss) to Average
               Expenses     Income/(Loss)    Net Assets       Net Assets       Portfolio
              to Average     to Average     (Before Fee      (Before Fee       Turnover
              Net Assets     Net Assets       Waivers)         Waivers)          Rate

TAX MANAGED EQUITY FUND

  CLASS A
  2001           1.22%         (0.14)%          1.27%           (0.19)%            1%
  2000           1.20          (0.06)           1.26            (0.12)             3
  1999           1.09           0.11            1.27            (0.07)             5
  1998(1)        0.54           0.63            1.24            (0.07)             0

  CLASS B
  2001           1.92%         (0.84)%          1.92%           (0.84)%            1%
  2000           1.91          (0.77)           1.91            (0.77)             3
  1999           1.79          (0.59)           1.97            (0.77)             5
  1998(1)        1.23           0.43            1.98             1.18              0

AGGRESSIVE ALLOCATION FUND

  CLASS A
  2001(2)        0.63%          0.85%           1.01%            0.47%             5%

  CLASS B
  2001(2)        1.23%          0.25%           1.56%           (0.08)%            5%

BALANCED ALLOCATION FUND

  CLASS A
  2001           1.28%          2.06%           1.33%            2.00%           161%
  2000           1.26           1.95            1.32             1.89            182
  1999(3)        1.31           2.50            1.31             2.50            116

  CLASS B
  2001           1.98%          1.69%           1.98%            1.69%           161%
  2000           1.97           1.24            1.97             1.24            182
  1999(3)        2.02           1.29            2.02             1.29            116

CONSERVATIVE ALLOCATION FUN

  CLASS A
  2001(4)       0.62%           2.95%           1.00%            2.57%             5%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Tax Managed Equity Fund Class A and Class B commenced operations on May 11, 1998 and May 4, 1998, respectively. All ratios for the respective periods have been annualized.
(2) The Aggressive Allocation Fund Class Aand Class B commenced operations on March 6, 2001 and May 8, 2001, respectively. All ratios for the respective periods have been annualized.
(3) The Balanced Allocation Fund Class Aand Class B commenced operations on July 31, 1998, November 11, 1998, respectively. All ratios for the respective periods have been annualized.
(4) The Conservative Allocation Fund Class Acommenced operations on March 6, 2001. All ratios for the respective periods have been annualized.


                                 90 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)

BOND FUND(*)

CLASS A
2001      $    9.40        $ 0.59           $ 0.34         $ (0.60)        $(0.00)       $    9.73      10.26%       $ 8,944
2000           9.95          0.57            (0.55)          (0.57)         (0.00)            9.40       0.05         10,237
1999          10.27          0.53            (0.29)          (0.54)         (0.02)            9.95       2.55         11,916
1998(1)        9.95          0.53             0.33           (0.54)         (0.00)           10.27       8.83         16,669
1997(2)        9.78          0.58             0.17           (0.58)         (0.00)            9.95       7.92         19,760
1996(2)        9.94          0.59            (0.16)          (0.59)         (0.00)            9.78       4.27         20,175

CLASS B
2001      $    9.38        $ 0.54           $ 0.33         $ (0.53)        $(0.00)       $    9.72       9.46%       $ 2,317
2000           9.93          0.50            (0.56)          (0.49)         (0.00)            9.38      (0.58)         2,373
1999          10.25          0.47            (0.30)          (0.47)         (0.02)            9.93       1.66          4,548
1998(1)        9.93          0.47             0.33           (0.48)         (0.00)           10.25       8.18          6,423
1997(2)        9.75          0.51             0.16           (0.49)         (0.00)            9.93       7.09          5,967
1996(2)        9.92          0.51            (0.17)          (0.51)         (0.00)            9.75       3.46          4,426

GNMA FUND

CLASS A
2001      $    9.75        $ 0.60           $ 0.47         $ (0.59)        $(0.00)       $   10.23      11.27%       $ 1,113
2000          10.10          0.57            (0.35)          (0.57)         (0.00)            9.75       2.33          1,231
1999          10.36          0.59            (0.20)          (0.58)         (0.07)           10.10       3.77          1,497
1998          10.15          0.58             0.31           (0.58)         (0.10)           10.36       8.90            549
1997(3)       10.02          0.45             0.23           (0.45)         (0.10)(4)        10.15       7.06            128

CLASS B
2001      $    9.75        $ 0.53           $ 0.47         $ (0.52)        $(0.00)       $   10.23      10.50%       $   208
2000(3)        9.76          0.40            (0.01)          (0.40)         (0.00)            9.75       4.07            161

INTERMEDIATE BOND FUND

CLASS A
2001      $    9.92        $ 0.62           $ 0.34         $ (0.62)        $(0.00)       $   10.26       9.88%       $ 8,172
2000          10.41          0.61            (0.48)          (0.61)         (0.01)            9.92       1.25          3,874
1999          10.63          0.54            (0.16)          (0.54)         (0.06)           10.41       3.54          5,129
1998          10.42          0.58             0.21           (0.58)         (0.00)           10.63       7.71          3,288
1997          10.35          0.57             0.07           (0.57)         (0.00)           10.42       6.36          3,720

CLASS B
2001      $    9.93        $ 0.56           $ 0.31         $ (0.54)        $(0.00)       $   10.26       9.00%       $ 1,392
2000          10.41          0.54            (0.47)          (0.54)         (0.01)            9.93       0.64            733
1999          10.63          0.45            (0.15)          (0.46)         (0.06)           10.41       2.83            709
1998(5)       10.70          0.20            (0.07)          (0.20)         (0.00)           10.63       1.24              2


                                                   Ratio         Ratio of Net
                                Ratio of Net    of Expenses    Investment Income
                   Ratio of      Investment     to Average        to Average
                   Expenses        Income        Net Assets       Net Assets       Portfolio
                  to Average     to Average     (Before Fee      (Before Fee       Turnover
                  Net Assets     Net Assets       Waivers)         Waivers)          Rate

BOND FUND(*)

CLASS A
2001                 0.97%          6.14%           1.02%            6.09%              73%
2000                 1.12           5.89            1.14             5.87              155
1999                 1.19           5.29            1.28             5.20              269
1998(1)              1.19           5.81            1.28             5.72              546
1997(2)              1.19           5.88            1.28             5.79              827
1996(2)              1.19           5.71            1.28             5.62            1,189

CLASS B
2001                 1.67%          5.44%           1.67%            5.44%              73%
2000                 1.87           5.14            1.89             5.12              155
1999                 1.94           4.53            2.03             4.44              269
1998(1)              1.94           5.07            2.03             4.98              546
1997(2)              1.94           5.15            2.03             5.06              827
1996(2)              1.94           4.97            2.03             4.88            1,189

GNMA FUND

CLASS A
2001                 1.05%          5.94%           1.10%            5.89%              47%
2000                 1.05           5.79            1.11             5.73               79
1999                 1.03           5.67            1.03             5.67               85
1998                 1.09           5.54            1.09             5.54              291
1997(3)              1.12           6.17            1.12             6.17               57

CLASS B
2001                 1.75%          5.24%           1.75%            5.24%              47%
2000(3)              1.76           5.08            1.76             5.08               79

INTERMEDIATE BOND FUND

CLASS A
2001                 0.84%          6.09%           1.04%            5.89%             133%
2000                 0.83           5.97            1.04             5.76              201
1999                 0.86           4.96            1.00             4.82              256
1998                 0.91           5.48            1.06             5.33              160
1997                 0.96           5.52            1.05             5.44              217

CLASS B
2001                 1.54%          5.39%           1.69%            5.24%             133%
2000                 1.54           5.26            1.69             5.11              201
1999                 1.57           4.25            1.71             4.11              256
1998(5)              1.60           3.38            1.49             3.49              160

(*) Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion ratios of .9725738 for Class A and .9756871 for Class B on the date of reorganization.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(2)  For the year ended June 30.
(3) GNMA Fund Class A and Class B commenced operations on September 11, 1996 and August 11, 1999, respectively. All ratios for the respective periods have been annualized.
(4) Includes distributions in excess of net realized capital gains of $(0.09) for Class A of the GNMA Fund.
(5) Intermediate Bond Fund Class B commenced operations on January 6, 1998. All ratios for the respective periods have been annualized.


                                 91 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)

LIMITED MATURITY BOND FUND

CLASS A
  2001       $ 9.74        $ 0.60           $0.16           $(0.60)        $(0.00)         $ 9.90       7.99%        $  5,022
  2000         9.99          0.56           (0.24)           (0.57)         (0.00)           9.74       3.47              873
  1999        10.08          0.56           (0.05)           (0.55)         (0.05)           9.99       4.94              550
  1998        10.00          0.57            0.09            (0.57)         (0.01)          10.08       6.68              559
  1997        10.02          0.57            0.01            (0.57)         (0.03)          10.00       5.91            2,051

CLASS B
  2001       $ 9.73        $ 0.51           $0.17           $(0.51)        $(0.00)         $ 9.90       7.16%        $    742
  2000(1)      9.90          0.39           (0.17)           (0.39)         (0.00)           9.73       2.22              180

TOTAL RETURN ADVANTAGE FUND

CLASS A
  2001       $ 9.47        $ 0.55           $0.56           $(0.56)        $(0.00)         $10.02      12.00%        $  1,183
  2000         9.98          0.57           (0.44)           (0.58)(3)      (0.06)           9.47       1.41            5,035
  1999        10.25          0.56           (0.23)           (0.56)         (0.04)           9.98       3.18            4,686
  1998         9.89          0.61            0.36            (0.61)         (0.00)          10.25      10.08              640
  1997         9.87          0.64            0.16            (0.64)         (0.14)(4)        9.89       8.35            2,186

CLASS B
  2001       $ 9.50        $ 0.48           $0.56           $(0.49)        $(0.00)         $10.05      11.18%        $    147
  2000(2)      9.73          0.39           (0.19)           (0.37)         (0.06)           9.50       2.17                1

U.S. GOVERNMENT INCOME FUND

CLASS A
  2001       $ 8.77         $0.55           $0.45           $(0.55)        $(0.00)         $ 9.22      11.66%        $ 13,863
  2000         9.13          0.54           (0.37)           (0.53)         (0.00)           8.77       1.96           20,790
  1999         9.27          0.55           (0.14)           (0.55)         (0.00)           9.13       4.46           38,190
  1998(5)      9.15          0.61            0.08            (0.57)(7)      (0.00)           9.27       7.80           54,710
  1997(6)      9.25          0.70           (0.10)           (0.70)(8)      (0.00)           9.15       6.86           58,589
  1996(6)      9.42          0.73           (0.17)           (0.73)(9)      (0.00)           9.25       5.97           52,250

CLASS B
  2001       $ 8.74         $0.49           $0.44           $(0.48)        $(0.00)         $ 9.19      10.90%        $  7,160
  2000         9.11          0.48           (0.38)           (0.47)         (0.00)           8.74       1.10            9,192
  1999         9.24          0.47           (0.13)           (0.47)         (0.00)           9.11       3.76           16,373
  1998(5)      9.13          0.55            0.07            (0.51)(7)      (0.00)           9.24       6.98           23,739
  1997(6)      9.21          0.63           (0.09)           (0.62)(8)      (0.00)           9.13       6.06           23,448
  1996(6)      9.39          0.66           (0.18)           (0.66)(9)      (0.00)           9.21       5.22           19,556


                                              Ratio         Ratio of Net
                           Ratio of Net    of Expenses   Investment Income/
              Ratio of      Investment     to Average       to Average
              Expenses        Income        Net Assets       Net Assets       Portfolio
             to Average     to Average     (Before Fee      (Before Fee       Turnover
             Net Assets     Net Assets       Waivers)         Waivers)          Rate

LIMITED MATURITY BOND FUND

CLASS A
  2001          0.65%          5.88%           0.83%            5.70%             87%
  2000          0.64           5.74            0.84             5.54              90
  1999          0.53           5.39            0.75             5.17             190
  1998          0.41           5.65            0.80             5.26             135
  1997          0.31           5.63            0.75             5.18             225

CLASS B
  2001          1.53%          5.00%           1.63%            4.90%             87%
  2000(1)       1.54           4.84            1.64             4.74              90

TOTAL RETURN ADVANTAGE FUND

CLASS A
  2001          0.76%          5.70%           1.04%            5.42%            182%
  2000          0.73           5.92            1.02             5.63             121
  1999          0.69           5.48            0.89             5.28             142
  1998          0.54           6.14            0.97             5.71             170
  1997          0.41           6.46            0.96             5.91             169

CLASS B
  2001          1.49%          4.97%           1.69%            4.77%            182%
  2000(2)       1.47           5.18            1.67             4.98             121

U.S. GOVERNMENT INCOME FUND

CLASS A
  2001          1.03%          6.03%           1.08%            5.98%             78%
  2000          1.08           6.03            1.19             5.92              74
  1999          1.00           5.92            1.34             5.58              53
  1998(5)       1.00           7.20            1.34             6.86             279
  1997(6)       1.02           7.64            1.36             7.30             500
  1996(6)       1.01           7.70            1.35             7.36             348

CLASS B
  2001          1.74%          5.32%           1.74%            5.32%             78%
  2000          1.83           5.28            1.94             5.17              74
  1999          1.75           5.15            2.09             4.81              53
  1998(5)       1.75           6.45            2.09             6.11             279
  1997(6)       1.77           6.89            2.11             6.55             500
  1996(6)       1.76           6.92            2.10             6.58             348

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Limited Maturity Bond Fund Class B commenced operations on August 11, 1999. All ratios for the respective periods have been annualized.
(2) Total Return Advantage Fund Class B commenced operations on September 29, 1999. All ratios for the respective periods have been annualized.
(3) Includes distribution in excess of net investment income of $(0.01) for Class Aof the Total Return Advantage Fund.
(4) Includes distribution in excess of net realized capital gains of $(0.14) for Class Aof the Total Return Advantage Fund.
(5) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(6)  For the year ended June 30.
(7) Includes a tax return of capital of $(0.04) and $(0.04) for Class A, and Class B, respectively, of the U.S. Government Income Fund.
(8) Includes a tax return of capital of $(0.11) and $(0.10) for Class A, and Class B, respectively, of the U.S. Government Income Fund.
(9) Includes a tax return of capital of $(0.08) and $(0.07) for Class A, and Class B, respectively, of the U.S. Government Income Fund.


                                 92 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)
MICHIGAN MUNICIPAL BOND FUND

  CLASS A
  2001       $10.38        $0.49            $0.55           $(0.49)       $(0.00)          $10.93       10.13%      $  13,816
  2000        10.91         0.45            (0.53)           (0.44)        (0.01)           10.38       (0.68)         14,799
  1999        11.06         0.44            (0.08)           (0.44)        (0.07)           10.91        3.38          28,305
  1998(1)     10.89         0.42             0.23            (0.45)        (0.03)           11.06        5.96          38,536
  1997(2)     10.76         0.49             0.14            (0.46)        (0.04)           10.89        5.89          38,302
  1996(2)     10.75         0.47             0.04            (0.47)        (0.03)           10.76        4.87          36,681

  CLASS B
  2001       $10.39        $0.40            $0.56           $(0.40)       $(0.00)          $10.95        9.31%      $   1,937
  2000        10.92         0.37            (0.53)           (0.36)        (0.01)           10.39       (1.41)          1,881
  1999        11.07         0.36            (0.08)           (0.36)        (0.07)           10.92        2.52           3,217
  1998(1)     10.90         0.34             0.23            (0.37)        (0.03)           11.07        5.32           3,983
  1997(2)     10.76         0.41             0.13            (0.36)        (0.04)           10.90        5.05           3,503
  1996(2)     10.75         0.40             0.04            (0.40)        (0.03)           10.76        4.13           3,565

NATIONAL TAX EXEMPT BOND FUND

  CLASS A
  2001       $ 9.54        $0.42            $0.51           $(0.42)       $(0.00)          $10.05        9.94%      $   6,644
  2000         9.97         0.41            (0.42)           (0.41)        (0.01)            9.54       (0.02)          4,009
  1999(3)     10.04         0.41            (0.04)           (0.41)        (0.03)            9.97        3.67           4,205

  CLASS B
  2001       $ 9.50        $0.35            $0.50           $(0.35)       $(0.00)          $10.00        9.09%      $     500
  2000         9.96         0.34            (0.45)           (0.34)        (0.01)            9.50       (1.05)            224
  1999(3)     10.23         0.13            (0.26)           (0.14)        (0.00)            9.96       (1.22)            275

OHIO TAX EXEMPT BOND FUND

  CLASS A
  2001       $10.46        $0.47            $0.54           $(0.47)       $(0.00)          $11.00        9.81%      $   8,460
  2000        11.00         0.47            (0.53)           (0.47)        (0.01)           10.46       (0.51)          5,173
  1999        11.09         0.52            (0.08)           (0.52)        (0.01)           11.00        3.93           4,808
  1998        10.82         0.51             0.28            (0.51)        (0.01)           11.09        7.39           4,037
  1997        10.66         0.51             0.16            (0.51)        (0.00)           10.82        6.38           3,535

                                             Ratio         Ratio of Net
                          Ratio of Net    of Expenses   Investment Income/
             Ratio of      Investment     to Average       to Average
             Expenses        Income        Net Assets       Net Assets       Portfolio
            to Average     to Average     (Before Fee      (Before Fee       Turnover
            Net Assets     Net Assets       Waivers)         Waivers)          Rate
MICHIGAN MUNICIPAL BOND FUND

  CLASS A
  2001         0.70%          4.52%           0.90%            4.32%           16%
  2000         1.06           4.21            1.16             4.11            10
  1999         1.01           3.96            1.29             3.68             7
  1998(1)      0.99           4.09            1.28             3.80            26
  1997(2)      1.01           4.48            1.30             4.19            28
  1996(2)      1.02           4.32            1.31             4.03            28

  CLASS B
  2001         1.55%          3.67%           1.70%            3.52%           16%
  2000         1.81           3.46            1.91             3.36            10
  1999         1.76           3.21            2.05             2.92             7
  1998(1)      1.74           3.34            2.03             3.05            26
  1997(2)      1.76           3.73            2.05             3.44            28
  1996(2)      1.77           3.57            2.06             3.28            28

NATIONAL TAX EXEMPT BOND FUND

  CLASS A
  2001         0.70%          4.29%           0.90%            4.09%           27%
  2000         0.64           4.27            0.91             4.00            65
  1999(3)      0.46           4.29            0.97             3.78            23

  CLASS B
  2001         1.40%          3.59%           1.55%            3.44%           27%
  2000         1.35           3.56            1.56             3.35            65
  1999(3)      1.17           3.58            1.68             3.07            23

OHIO TAX EXEMPT BOND FUND

  CLASS A
  2001         0.66%          4.34%           0.86%            4.14%           20%
  2000         0.62           4.42            0.90             4.14            31
  1999         0.38           4.67            0.88             4.17            19
  1998         0.25           4.59            0.80             4.04            15
  1997         0.24           4.71            0.79             4.16            23

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(2)  For the year ended June 30.
(3) National Tax Exempt Bond Fund Class A and Class B commenced operations on June 19, 1998 and January 29, 1999, respectively. All ratios for the respective periods have been annualized.


                                 93 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



            Net Asset                    Realized and      Dividends    Distributions
              Value,         Net          Unrealized       from Net       from Net       Net Asset                 Net Assets
            Beginning    Investment     Gains (Losses)    Investment      Realized       Value, End     Total        End of
            of Period   Income/(Loss)   on Securities       Income      Capital Gains    of Period     Return+     Period (000)

PENNSYLVANIA MUNICIPAL BOND FUND

  CLASS A
  2001        $ 9.91       $0.46             $0.47          $(0.46)       $(0.00)         $10.38        9.52%        $  399
  2000         10.40        0.44             (0.45)          (0.46)        (0.02)           9.91       (0.05)           216
  1999         10.45        0.48             (0.04)          (0.48)        (0.01)          10.40        4.21            218
  1998         10.22        0.45              0.24           (0.45)        (0.01)(2)       10.45        6.84            125
  1997(1)      10.13        0.31              0.12           (0.31)        (0.03)(3)       10.22        4.43             81


                                                Ratio         Ratio of Net
                             Ratio of Net    of Expenses   Investment Income/
                Ratio of      Investment     to Average       to Average
                Expenses        Income        Net Assets       Net Assets       Portfolio
               to Average     to Average     (Before Fee      (Before Fee       Turnover
               Net Assets     Net Assets       Waivers)         Waivers)          Rate

PENNSYLVANIA MUNICIPAL BOND FUND

  CLASS A
  2001            0.73%          4.47%          0.96%             4.24%            25%
  2000            0.63           4.45           0.94              4.14             38
  1999            0.58           4.70           0.93              4.35             15
  1998            0.77           4.32           0.94              4.15             20
  1997(1)         0.99           4.26           1.00              4.25             42

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Pennsylvania Municipal Bond Fund Class Acommenced operations on September 11, 1996. All ratios for the respective periods have been annualized.
(2) Includes distribution in excess of net realized capital gains of $(0.01) for Class Aof the Pennsylvania Municipal Bond Fund.
(3) Includes distribution in excess of net realized capital gains of $(0.01) for Class Aof the Pennsylvania Municipal Bond Fund.


                                 94 PROSPECTUS

                                                                           NOTES
--------------------------------------------------------------------------------
































                                 95 PROSPECTUS

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18(th) and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996




                                 96 PROSPECTUS

BOARD OF TRUSTEES


  ROBERT D. NEARY                                RICHARD W. FURST
  Chairman                                       Garvice D. Kincaid Professor of Finance
  Retired Co-Chairman, Ernst & Young                and Dean, Gatton College of Business
  Director:                                         and Economics, University of Kentucky
  Cold Metal Products, Inc.                      Director:
  Commercial Metals Company                      Foam Design, Inc.
  Strategic Distribution, Inc.                   The Seed Corporation
                                                 Office Suites Plus, Inc.
                                                 ihigh, Inc.

  HERBERT R. MARTENS, JR.
  President
  Executive Vice President,                       GERALD L. GHERLEIN
      National City Corporation                   Retired Executive Vice President and
  Chairman, President and Chief Executive            General Counsel, Eaton Corporation
      Officer, NatCity Investments,Inc.

                                                  J. WILLIAM PULLEN
  JOHN F. DURKOTT                                 President and Chief Executive Officer,
  President and Chief Operating Officer,               Whayne Supply Company
      Kittle's Home Furnishings Center, Inc.

  ROBERT J. FARLING
  Retired Chairman, President and Chief
      Executive Officer, Centerior Energy



The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.



                                                                   [ARMADA LOGO]

                                                                       ARMADA(R)
                                                                           FUNDS

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Armada Funds' Investment Company Act registration number is 811-4416.


[ARMADA LOGO]

ARMADA(R)
  FUNDS

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Government Money Market Fund

Money Market Fund

Ohio Municipal
Money Market Fund

Pennsylvania Tax Exempt
Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

Treasury Plus Money Market Fund



                             ARMADA FUNDS PROSPECTUS
                 MONEY MARKET FUNDS - A, B AND H SHARES (RETAIL)
                                JANUARY 29, 2002





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                              [ARMADA FUNDS LOGO]

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY







ABOUT THIS PROSPECTUS
Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Armada money market funds before investing. The Trust also offers Class A, Class B and Class H Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

ARMADA GOVERNMENT MONEY MARKET FUND.................        2

ARMADA MONEY MARKET FUND............................        4

ARMADA OHIO MUNICIPAL MONEY MARKET FUND.............        6

ARMADA PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND................................        8

ARMADA TAX EXEMPT MONEY MARKET FUND.................       10

ARMADA TREASURY MONEY MARKET FUND...................       12

ARMADA TREASURY PLUS MONEY MARKET FUND..............       14

MORE INFORMATION ABOUT PRINCIPAL
  INVESTMENT STRATEGIES ............................       21

MORE INFORMATION ABOUT FUND INVESTMENTS.............       22

INVESTOR PROFILES...................................       23

INVESTMENT ADVISER AND INVESTMENT TEAMS.............       24

PURCHASING, SELLING AND EXCHANGING FUND SHARES......       25

DISTRIBUTION OF FUND SHARES.........................       35

DIVIDENDS AND TAXES.................................       35

FINANCIAL HIGHLIGHTS................................       37

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments,Inc.

JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
   and Dean, Gatton College of Business
   and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company



The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.





                                                             [ARMADA FUNDS LOGO]

RISK/RETURN
INFORMATION COMMON
TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.




                                  1 PROSPECTUS

ARMADA GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies and instrumentalities and repurchase agreements. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as Ginnie Maes and Fannie Maes.

In managing the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                  2 PROSPECTUS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   3.25% 1992
                                   2.63% 1993
                                   3.81% 1994
                                   5.53% 1995
                                   5.04% 1996
                                   5.14% 1997
                                   4.98% 1998
                                   4.66% 1999
                                   5.94% 2000
                                   3.64% 2001

                          Best Quarter 1.53% (9/30/00)
                         Worst Quarter 0.51% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                SINCE
CLASS A SHARES                  1 YEAR  5 YEARS 10 YEARS        INCEPTION

Armada
Government
Money Market
Fund                             3.64%    4.87%   4.46%          4.49%(1)

(1) Since April 1, 1991.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                  3 PROSPECTUS

ARMADA MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.




                                  4 PROSPECTUS

--------------------------------------------------------------------------------

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information
about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   3.22% 1992
                                   2.64% 1993
                                   3.88% 1994
                                   5.61% 1995
                                   5.09% 1996
                                   5.22% 1997
                                   5.11% 1998
                                   4.76% 1999
                                   6.05% 2000
                                   3.66% 2001

                          Best Quarter 1.56% (9/30/00)
                         Worst Quarter 0.51% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.

                                                                SINCE
CLASS A SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada
Money Market
Fund                             3.66%    4.96%     4.52%        4.57%(1)


                                                                SINCE
CLASS B SHARES                  1 YEAR   5 YEARS  10 YEARS      INCEPTION

Armada
Money Market
Fund
                                -2.07%     N/A       N/A         3.53%(2)

(1)    Since April 1, 1991.
(2)    Since January 5, 1998.



For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  5 PROSPECTUS

ARMADA OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk


PRINCIPAL
INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.




                                  6 PROSPECTUS

--------------------------------------------------------------------------------

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   2.78% 1999
                                   3.68% 2000
                                   2.42% 2001

                          Best Quarter 0.98% (12/31/00)
                         Worst Quarter 0.37% (12/31/01)


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.
                                                          SINCE
CLASS A SHARES                1 YEAR                    INCEPTION

Armada Ohio Municipal
Money Market Fund             2.42%                     2.95%(1)

(1) Since November 2, 1998.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                  7 PROSPECTUS

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk

PRINCIPAL
INVESTMENT STRATEGIES
The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.




                                  8 PROSPECTUS

--------------------------------------------------------------------------------

PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   2.41% 1992
                                   1.90% 1993
                                   2.41% 1994
                                   3.46% 1995
                                   3.11% 1996
                                   3.27% 1997
                                   3.08% 1998
                                   2.80% 1999
                                   3.68% 2000
                                   2.37% 2001

                          Best Quarter 0.95% (12/31/00)
                         Worst Quarter 0.36% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.
                                                        Since
Class A Shares          1 Year   5 Years                Inception

Armada Pennsylvania
Tax Exempt
Money Market Fund        2.37%    3.03%                 3.04%(1)

(1) Since September 11, 1996.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                  9 PROSPECTUS

ARMADA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL

High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS
Interest rate risk, credit risk

PRINCIPAL
INVESTMENT STRATEGIES
The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes.

Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.




                                 10 PROSPECTUS

--------------------------------------------------------------------------------

PRINCIPAL RISKS
OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   2.41% 1992
                                   1.90% 1993
                                   2.41% 1994
                                   3.46% 1995
                                   3.11% 1996
                                   3.27% 1997
                                   3.08% 1998
                                   2.80% 1999
                                   3.68% 2000
                                   2.37% 2001

                          Best Quarter 0.97% (12/31/00)
                         Worst Quarter 0.36% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001. No average annual returns are shown for Class B Shares because the class had not commenced operations as of December 31, 2001.

                                                                SINCE
CLASS A SHARES          1 YEAR   5 YEARS  10 YEARS              INCEPTION

Armada Tax
Exempt Money
Market Fund              2.37%     3.04%    2.85%               2.91%(1)


(1)  Since April 1, 1991.


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                 11 PROSPECTUS

ARMADA TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK
Interest rate risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities.

In managing the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."




                                 12 PROSPECTUS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   5.27% 1995
                                   4.75% 1996
                                   4.81% 1997
                                   4.54% 1998
                                   4.18% 1999
                                   5.37% 2000
                                   3.37% 2001


                          Best Quarter 1.41% (12/31/00)
                         Worst Quarter 0.47% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

                                                        SINCE
CLASS A SHARES                  1 YEAR 5 YEARS          INCEPTION

Armada Treasury
Money Market Fund                3.37%  4.45%           4.61%(1)

(1) Since December 22, 1994.


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.



                                 13 PROSPECTUS

ARMADA TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income consistent with liquidity and stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, counterparty risk

PRINCIPAL
INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."



                                 14 PROSPECTUS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

                                    [GRAPH]

                                   3.60% 1994
                                   5.31% 1995
                                   4.77% 1996
                                   4.95% 1997
                                   4.86% 1998
                                   4.34% 1999
                                   5.67% 2000
                                   3.34% 2001


                          Best Quarter 1.47% (9/30/00)
                         Worst Quarter 0.44% (12/31/01)

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.

                                                        Since
Class A Shares                  1 Year   5 Years        Inception

Armada Treasury Plus
Money Market Fund                3.34%    4.63%         4.58%(1)


(1) Since December 1, 1993.

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES
See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.




                                 15 PROSPECTUS


FUND FEES & EXPENSES
-------------------------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold
Fund shares.

                                                                 GOVERNMENT
                                                              MONEY MARKET FUND                MONEY MARKET FUND
SHAREHOLDER FEES                                                   CLASS A            CLASS A    CLASS B(6)   CLASS H(6)
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                                    None              None         None         None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                                   None              None         5.00%(1)     1.00%(2)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                                  None              None          None        None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                                   None              None          None        None

Exchange Fee                                                         None              None          None        None


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fees                                             0.35%             0.35%         0.35%       0.35%
Distribution (12b-1) Fees                                            0.10%             0.10%         0.75%       0.75%
Other Expenses:
   Shareholder Servicing Fees(3)                                     0.25%             0.25%         0.25%       0.25%
   Other                                                             0.07%             0.08%         0.08%       0.08%
Total Other Expenses                                                 0.32%             0.33%         0.33%       0.33%
Total Annual Fund
Operating Expenses                                                   0.77%(4)          0.78%(5)      1.43%(5)    1.43%(5)




                                 16 PROSPECTUS


                                                                         FUND FEES & EXPENSES (CONTINUED)
---------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold
Fund shares.

                                                           OHIO MUNICIPAL         PENNSYLVANIA TAX EXEMPT
                                                         MONEY MARKET FUND          MONEY MARKET FUND
SHAREHOLDER FEES                                              CLASS A                    CLASS A
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                               None                      None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                              None                      None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                             None                      None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None                      None

Exchange Fee                                                    None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                        0.35%                     0.40%
Distribution (12b-1) Fees                                       0.10%                     0.10%
Other Expenses:
   Shareholder Servicing Fees(3)                                0.25%                     0.25%
   Other                                                        0.13%                     0.15%
Total Other Expenses                                            0.38%                     0.40%
Total Annual Fund
Operating Expenses                                              0.83%(4),(7)              0.90%(4),(7)




                                 17 PROSPECTUS


FUND FEES & EXPENSES (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  TAX EXEMPT            TREASURY       TREASURY PLUS
                                                                 MONEY MARKET         MONEY MARKET     MONEY MARKET
                                                                     FUND                 FUND             FUND
SHAREHOLDER FEES                                             CLASS A     CLASS B(9)      CLASS A         CLASS A
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                              None        None           None            None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                             None        5.00%(1)       None            None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                            None        None           None            None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                             None        None           None            None

Exchange Fee                                                   None        None           None            None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                       0.35%       0.35%          0.30%           0.30%

Distribution (12b-1) Fees                                      0.10%       0.75%          0.10%           0.10%

Other Expenses:
   Shareholder Servicing Fees(3)                               0.25%       0.25%          0.25%           0.25%
   Other                                                       0.08%       0.08%          0.13%           0.12%
Total Other Expenses                                           0.33%       0.33%          0.38%           0.37%
Total Annual Fund
Operating Expenses                                             0.78%(10)   1.43%(10)      0.78%(4)        0.77%(8)

(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(2) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(3) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.




                                 18 PROSPECTUS

--------------------------------------------------------------------------------

(4) Each of these Funds' total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses for Class A Shares at a specified level. With these fee waivers, each Fund's actual total operating expenses for Class A Shares were:

        Armada Government Money Market Fund                  0.57%
        Armada Ohio Municipal Money
            Market Fund                                      0.48%
        Armada Pennsylvania Tax Exempt
            Money Market Fund                                0.50%
        Armada Treasury Money Market Fund                    0.63%

        The Adviser and Distributor each expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to be as follows:

        Armada Government Money Market Fund                  0.62%
        Armada Ohio Municipal Money Market Fund              0.58%
        Armada Pennsylvania Tax Exempt Money Market Fund     0.60%
        Armada Treasury Money Market Fund                    0.68%

        These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(5) The Money Market Fund's total actual annual operating expenses for Class A and Class B Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A and Class B Shares were 0.58% and 1.33%, respectively. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class A, Class B and Class H Shares for the current fiscal year are expected to be 0.63%, 1.33% and 1.33%, respectively. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

(6) Class B and Class H Shares of the Money Market Fund are available through exchanges from other Funds within the respective class. Class B Shares of the Fund can also be purchased directly, but only if an investor enrolls in the Systematic Exchange Program (see page 33).

(7) Total Annual Fund Operating Expenses for the Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund have been restated to reflect an increase from 0.15% to 0.25% in shareholder servicing fees for these Funds.

(8) The Treasury Plus Money Market Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amount shown above because the Distributor waived a portion of the distribution fees in order to keep operating expenses for Class A Shares at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 0.67%. The Distributor expects to continue these waivers so that total operating expenses for Class A Shares for the current fiscal year are expected to be 0.72%. These fee waivers remain in effect as of the date of this prospectus, but the Distributor may discontinue all or part of these waivers at any time.

(9) Class B Shares of the Tax Exempt Money Market Fund are available through exchanges from Class B Shares of other Funds. Class B Shares of the Fund can also be purchased directly, but only if an investor enrolls in the Systematic Exchange Program (see page 33).

(10)The Tax Exempt Money Market Fund's total actual annual operating expenses for Class A Shares for the most recent fiscal year were less than the amounts shown above because the Adviser and Distributor each waived a portion of the investment advisory fees and distribution fees, respectively, in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class A Shares were 0.43%. The Adviser and Distributor each expects to continue these waivers so that the total operating expenses for Class A Shares for the current fiscal year are expected to be 0.53%. The Adviser also expects to waive a portion of the investment advisory fees for Class B Shares of the Tax Exempt Money Market Fund in order to keep total operating expenses at a specified level. With these fee waivers, the Fund's actual total operating expenses for Class B Shares are expected to be 1.23%. These fee waivers remain in effect as of the date of this prospectus, but the Adviser and/or Distributor may discontinue all or part of these waivers at any time.

    For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."




                                 19 PROSPECTUS

--------------------------------------------------------------------------------

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 Year         3 Years         5 Years          10 Years
---------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
        Class A Shares                           $ 79            $246            $428            $  954

 MONEY MARKET FUND
        Class A Shares                           $ 80            $249            $433            $  966
        Class B Shares(1)                        $646            $852            $982            $1,535
        Class B Shares(2)                        $146            $452            $782            $1,535
        Class H Shares(1)                        $246            $452            $782            $1,713
        Class H Shares(2)                        $146            $452            $782            $1,713

Ohio Municipal Money Market Fund
        Class A Shares                           $ 85            $265            $460            $1,025

Pennsylvania Tax Exempt Money Market Fund
        Class A Shares                           $ 92            $287            $498            $1,108

Tax Exempt Money Market Fund
        Class A Shares                           $ 80            $249            $433            $  966
        Class B Shares(1)                        $646            $852            $982            $1,535
        Class B Shares(2)                        $146            $452            $782            $1,535

Treasury Money Market Fund
        Class A Shares                           $ 80            $249            $433            $  966

Treasury Plus Money Market Fund
        Class A Shares                           $ 79            $246            $428            $  954


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.




                                 20 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL
INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.


                                        FIXED INCOME    GOVERNMENT      REPURCHASE      MUNICIPAL
                                         SECURITIES     SECURITIES      AGREEMENTS      SECURITIES
Armada Government Money Market Fund          X               X               X
Armada Money Market Fund                     X                               X
Armada Ohio Municipal Money Market Fund      X                                               X
Armada Pennsylvania Tax Exempt
Money Market Fund                            X                                               X
Armada Tax Exempt Money Market Fund          X                                               X
Armada Treasury Money Market Fund            X               X
Armada Treasury Plus Money Market Fund       X               X               X



FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.




                                 21 PROSPECTUS

--------------------------------------------------------------------------------

GOVERNMENT SECURITIES

Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION
ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.





                                 22 PROSPECTUS

--------------------------------------------------------------------------------

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

The Trust has applied for an order from the SEC that, if granted, would allow the non-money market funds offered by the Trust through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. There is no guarantee that the SEC will approve the application.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.


FUND                                            MAY BE APPROPRIATE FOR...
Government Money Market Fund                    Investors seeking current income and the added
                                                stability and quality of a fund that invests in
                                                government-related securities

Money Market Fund                               Investors seeking current income and reduced risk
                                                through a widely diversified money market portfolio

Ohio Municipal Money Market Fund                Taxable investors seeking current income exempt from
                                                federal and Ohio income taxes

Pennsylvania Tax Exempt Money Market Fund       Taxable investors seeking current income exempt from
                                                federal and Pennsylvania income taxes

Tax Exempt Money Market Fund                    Taxable investors seeking current income exempt from
                                                federal income taxes

Treasury Money Market Fund                      Investors seeking current income and the added
                                                stability and quality of a fund that invests in U.S.
                                                Treasury securities

Treasury Plus Money Market Fund                 Investors seeking current income and the added
                                                stability and quality of a fund that invests in U.S.
                                                Treasury securities




                                 23 PROSPECTUS

--------------------------------------------------------------------------------

INVESTMENT ADVISER
AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2001, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2001.


                                                                                   ADVISORY FEES PAID AS A
                                                                                  PERCENTAGE OF AVERAGE NET
                                                                                 ASSETS FOR THE FISCAL YEAR
FUND NAME                                       MANAGEMENT TEAM                       ENDED MAY 31, 2001
Government Money Market Fund                    Taxable Money Market Team                    0.25%
Money Market Fund                               Taxable Money Market Team                    0.25%
Ohio Municipal Money Market Fund                Tax Exempt Money Market Team                 0.15%
Pennsylvania Tax Exempt Money Market Fund       Tax Exempt Money Market Team                 0.15%
Tax Exempt Money Market Fund                    Tax Exempt Money Market Team                 0.15%
Treasury Money Market Fund                      Taxable Money Market Team                    0.25%
Treasury Plus Money Market Fund                 Taxable Money Market Team                    0.30%



                                 24 PROSPECTUS

--------------------------------------------------------------------------------

PURCHASING, SELLING
AND EXCHANGING FUND
SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The classes have different expenses and other characteristics.

        CLASS A SHARES (ALL FUNDS)
        - No front-end sales charge
        - Low 12b-1 fees
        - $500 minimum initial investment - no subsequent minimum investment
        - $50 minimum monthly investment through Planned Investment Program

        CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND ONLY)
        - Exchange only from an Armada non-money market fund or arrange for a Systematic Exchange Program
        - No front-end sales charge
        - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years - declining after the second year)
        - Higher 12b-1 fees than Class A Shares
        - $500 minimum initial investment - no subsequent minimum investment
        - $250,000 maximum investment
        - Converts to Class A Shares after the eighth year

        CLASS H SHARES (MONEY MARKET FUND ONLY)
        - Acquisition only by exchange from an Armada non-money market fund
        - No front-end sales charge
        - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)
        - Higher 12b-1 fees than Class A Shares
        - $500 minimum initial investment - no subsequent minimum investment
        - $1 million maximum investment
        - Does not convert to any other share class

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 27.

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 33) or via an exchange from Class B Shares of another Fund of the Trust.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of the Trust.

Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders.




                                 25 PROSPECTUS

--------------------------------------------------------------------------------


HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
INTERNET                   Visit our site and click on "Open an                You may place your purchase order on our
www.armadafunds.com        Account Online." Or log on to our                   Web Site using your established banking
                           online Forms Center to print or complete            instructions for payment. To authorize this
                           an application online. Mail the application         service, please complete an Account Change
                           to the address below. Unless you arrange            Form or call 1-800-622-FUND (3863).
                           to pay by wire or ACH, write your check,
                           payable in U.S. dollars, to "Armada Funds
                           (Fund name)." The Trust cannot accept
                           third-party checks, credit cards, credit card
                           checks or cash.

TELEPHONE                  Call our Investor Services Line to obtain           Call our Investor Services Line to purchase
1-800-622-FUND (3863)      an application.                                     additional shares. To authorize this service,
                                                                               please complete an Account Change Form
                                                                               or call 1-800-622-FUND (3863).

MAIL                       Complete an application and mail it along           Make your check payable to Armada Funds
                           with a check payable, in U.S. dollars, to           (Fund Name). Please include your account
                           "Armada Funds (Fund Name)."                         number on your check and mail it to the
                                                                               address at the left.
                            Armada Funds
                            P.O. Box 8421
                            Boston, MA02266-8421

                          For overnight delivery mail to:

                            Boston Financial Data Services
                            Attn: Armada Funds
                            66 Brooks Drive
                            Braintree, MA02184

                           The Trust cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE   Complete "Bank, Wire & Electronic Funds             A Planned Investment Program can be set
("ACH")                    Transfer Instructions" section of the               up to automatically purchase shares on
                           application to have funds directly                  designated dates during the month. Please
                           transferred from a bank account. A                  see "Planned Investment Program" on
                           primary and secondary account may be                page 27.
                           established. Please note all electronic
                           transfers will be on the primary account
                           unless notified otherwise. Any changes in
                           these instructions must be made in writing
                           to Armada Funds with a signature
                           guarantee.



                                 26 PROSPECTUS

--------------------------------------------------------------------------------


                             NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
PLANNED INVESTMENT           With a $50 minimum initial investment and            With current account information on your
PROGRAM                      if you have a checking or savings account            account, participation in the program can be
                             with a bank, you may purchase Class A                arranged via the Internet or by calling 1-800-
                             Shares automatically through regular                 622-FUND (3863).
                             deductions from your account in amounts
                             of at least $50 per month per account.               For existing accounts, without account
                                                                                  information, participation can be arranged
                             You may arrange for participation in this            by completing an Account Change Form
                             program when a new account is established.           with banking information. This form must
                                                                                  include a signature guarantee by a bank or
                                                                                  other financial institution.

WIRE                         To purchase shares by wire, call                     Call 1-800-622-FUND (3863) prior to
                             1-800-622-FUND (3863) to set up your                 sending the wire in order to obtain a
                             account to accommodate wire transactions             confirmation number and to ensure prompt
                             and to receive a wire control number to be           and accurate handling of funds. Ask your
                             included in the body of the wire. Ask your           bank to transmit immediately available
                             bank to transmit immediately available               funds by wire as described at the left.
                             funds by wire in the amount of your                  Please include your account number.
                             purchase to:
                                                                                  The Fund and its transfer agent are not
                              State Street Bank and Trust Company                 responsible for the consequences of delays
                              ABA# 011000028                                      resulting from the banking or Federal
                              Account 99052755 Credit Armada Funds                Reserve Wire system, or from incomplete
                              (Account Registration)                              wiring instructions.
                              (Account Number)
                              (Wire Control Number)

                             Note: Your bank may charge you a fee for this service.

                             The Fund and its transfer agent are not
                             responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

FINANCIAL INTERMEDIARY       Contact your financial consultant. Please            Contact your financial consultant. Please
                             note, your financial consultant or institution       note, your financial consultant or institution
                             may charge a fee for its services.                   may charge a fee for its services.




                                 27 PROSPECTUS

--------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH
A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time. Certain investment representatives have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to the Funds by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV:


                                                             Deadline for submitting
                                                             purchase orders to the
                                    Time of NAV              Transfer Agent to receive
                                    Calculation              the current day's NAV
Money Market Fund                   Once daily               3:30 p.m. Eastern Time

Government Money                    4:00 p.m. Eastern
 Market Fund                        Time (or close of
                                    trading on the New
                                    York Stock Exchange)
Ohio Municipal
  Money Market Fund                 Twice daily              12:30 p.m. Eastern Time
Pennsylvania Tax Exempt             1:00 p.m. Eastern
 Money Market Fund                  Time and 4:00 p.m.
Tax Exempt Money                    Eastern Time  (or close
 Market Fund                        of trading on the New
Treasury Money                      York Stock Exchange)
 Market Fund
Treasury Plus Money
 Market Fund

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the New York Stock Exchange is closed for trading.




                                 28 PROSPECTUS

--------------------------------------------------------------------------------

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES--
    CLASS B SHARES AND CLASS H SHARES

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by the Trust or when participating in the Systematic Exchange Program. Class H Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by the Trust. You do not pay a sales charge when you receive Class B Shares of the Armada Money Market Fund or Armada Tax Exempt Money Market Fund or Class H Shares of the Armada Money Market Fund in an exchange. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months of purchase, you will pay a contingent deferred sales charge (see table on the following page) for Class B Shares or 1.00%

for Class H Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.

                                       Class B Shares
                                Contingent Deferred Sales Charge
                                      as a Percentage of
Years Since Purchase               Dollar Amount Subject to Charge

First                                         5.0%
Second                                        5.0%
Third                                         4.0%
Fourth                                        3.0%
Fifth                                         2.0%
Sixth                                         None
Seventh                                       None
Eighth                                        None

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.




                                 29 PROSPECTUS

--------------------------------------------------------------------------------

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

- redemptions following the death or disability of a shareholder;

- redemptions representing a minimum
  required distribution from an IRA or a
  custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans,financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

- redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

- return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchanges of Class B Shares for Class B
  Shares or Class H Shares for Class H
  Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal
  Plan;

- exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class A Shares, your securities dealer is paid a servicing fee as long as you hold your shares. When you buy Class B Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. When you buy Class H Shares, your securities dealer is paid a commission and is paid a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.



                                 30 PROSPECTUS

--------------------------------------------------------------------------------

INTERNET
www.armadafunds.com
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan. To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do no exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you recently purchased shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 10 days after the change without a signature guarantee.

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.

See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page 29 for information concerning the application of contingent deferred sales charges.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100. However, your account



                                 31 PROSPECTUS

--------------------------------------------------------------------------------

cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. The Trust will give you at least 30 days written notice before modifying or terminating your check writing privilege.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by
     applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than
     customary weekend and holiday closings;

(c)  the SEC has by order permitted such
     suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by the Trust.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of the Trust.

INTERNET
WWW.ARMADAFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.




                                 32 PROSPECTUS

--------------------------------------------------------------------------------

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM

Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.

If you would like to enter a program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of acquisition. The minimum exchange is $50.

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
       Armada Funds
       P.O. Box 8421
       Boston, MA 02266-8421

For overnight delivery mail to:
       Boston Financial Data Services
       Attn: Armada Funds
       66 Brooks Drive
       Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 days from your date of purchase).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.


The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. Any modification to the exchange privilege will not otherwise affect your right to redeem shares. You will be provided 60 days' notice before any material change to the exchange privilege is made.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.



                                 33 PROSPECTUS

--------------------------------------------------------------------------------

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

EXCHANGES AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning
Class B or Class H Shares you must exchange them within either six or twelve months from the date of acquisition.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF
FUND SHARES
Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class H Shares, and the Tax Exempt Money Market




                                 34 PROSPECTUS

--------------------------------------------------------------------------------

Fund has adopted a separate distribution plan with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class A Shares, after fee waivers, as a percentage of average daily net assets, are 0.05% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.

Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class H Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.




                                 35 PROSPECTUS

--------------------------------------------------------------------------------

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt- interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE
STATEMENT OF ADDITIONAL INFORMATION.



                                 36 PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about Class A Shares of each Fund, and Class B Shares of the Money Market Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class H Shares of the Money Market Fund or Class B Shares of the Tax Exempt Money Market Fund as these classes had not yet begun operations prior to the date of this prospectus.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report and are incorporated by reference into the Statement of Additional Information.

On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).




                                 37 PROSPECTUS



FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated

                                                                                                        Ratio      Ratio of
                                                                                       Ratio of Net  of Expenses Net Investment
      Net Asset             Dividends                                        Ratio of   Investment   to Average Income to Average
       Value,     Net       from Net    Net Asset               Net Assets   Expenses     Income     Net Assets   Net Assets
      Beginning Investment Investment   Value, End   Total        End of     to Average  to Average  (Excluding  (Excluding
      of Period   Income      Income    of Period    Return+   Period (000)  Net Assets Net Assets    Waivers)     Waivers)
GOVERNMENT MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.06      $(0.06)       $1.00       5.67%    $  650,803      0.57%       5.42%      0.72%       5.27%
 2000    1.00      0.05       (0.05)        1.00       5.14        521,688      0.54        4.99       0.70        4.83
 1999    1.00      0.05       (0.05)        1.00       4.70        565,095      0.57        4.61       0.67        4.51
 1998    1.00      0.05       (0.05)        1.00       5.17        247,281      0.52        5.05       0.62        4.95
 1997    1.00      0.05       (0.05)        1.00       5.04        159,129      0.47        4.93       0.57        4.83

MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.06      $(0.06)       $1.00       5.74%    $2,030,360      0.58%       5.58%      0.73%       5.43%
 2000    1.00      0.05       (0.05)        1.00       5.25      1,717,661      0.55        5.14       0.71        4.98
 1999    1.00      0.05       (0.05)        1.00       4.82      1,360,644      0.56        4.68       0.66        4.58
 1998    1.00      0.05       (0.05)        1.00       5.26        696,893      0.51        5.14       0.61        5.08
 1997    1.00      0.05       (0.05)        1.00       5.09        346,172      0.47        4.97       0.57        4.87
 CLASS B
 2001   $1.00     $0.05      $(0.05)       $1.00       4.96%    $      970      1.33%       4.83%      1.43%       4.73%
 2000    1.00      0.04       (0.04)        1.00       4.50            249      1.26        4.43       1.36        4.33
 1999    1.00      0.04       (0.04)        1.00       4.21             27      1.27        3.97       1.37        3.87
 1998(1) 1.00      0.02       (0.02)        1.00       1.91              5      1.22        4.39       1.27        4.31

OHIO MUNICIPAL MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.03      $(0.03)       $1.00       3.55%    $   48,771      0.48%       3.47%      0.73%       3.22%
 2000    1.00      0.03       (0.03)        1.00       3.13         29,458      0.50        3.11       0.76        2.85
 1999(2) 1.00      0.02       (0.02)        1.00       1.50         11,019      0.50        2.62       0.70        2.42

 +  Total return is for the period indicated and has not been annualized.
(1) Money Market Fund Class B commenced operations on January 5, 1998. All ratios for the period have been annualized.
(2) Ohio Municipal Money Market Fund Class A commenced operations on November 2, 1998. All ratios for the period have been annualized.



                                 38 PROSPECTUS


                                                                                                        FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated

                                                                                                        Ratio      Ratio of
                                                                                       Ratio of Net  of Expenses Net Investment
      Net Asset             Dividends                                        Ratio of   Investment   to Average Income to Average
       Value,     Net       from Net    Net Asset               Net Assets   Expenses     Income     Net Assets   Net Assets
      Beginning Investment Investment   Value, End   Total        End of     to Average  to Average  (Excluding  (Excluding
      of Period   Income      Income    of Period    Return+   Period (000)  Net Assets Net Assets    Waivers)     Waivers)

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.03      $(0.03)       $1.00       3.49%     $ 63,372      0.50%       3.46%      0.80%       3.16%
 2000    1.00      0.03       (0.03)        1.00       3.15        57,941      0.48        3.11       0.79        2.80
 1999    1.00      0.03       (0.03)        1.00       2.76        53,822      0.49        2.67       0.74        2.42
 1998    1.00      0.03       (0.03)        1.00       3.29        33,375      0.46        3.23       0.71        2.98
 1997(1) 1.00      0.02       (0.02)        1.00       2.34        20,830      0.46        3.27       0.71        3.02
TAX EXEMPT MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.03      $(0.03)       $1.00       3.52%     $252,955      0.43%       3.46%      0.68%       3.21%
 2000    1.00      0.03       (0.03)        1.00       3.14       219,568      0.47        3.09       0.73        2.83
 1999    1.00      0.03       (0.03)        1.00       2.85       190,469      0.44        2.78       0.64        2.58
 1998    1.00      0.03       (0.03)        1.00       3.27       132,548      0.42        3.20       0.62        3.00
 1997    1.00      0.03       (0.03)        1.00       3.12        71,917      0.39        3.08       0.59        2.88
TREASURY MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.05      $(0.05)       $1.00       5.17%     $ 62,598      0.63%       5.04%      0.73%       4.94%
 2000    1.00      0.04       (0.04)        1.00       4.59        79,713      0.57        4.50       0.68        4.39
 1999    1.00      0.04       (0.04)        1.00       4.23        83,020      0.55        4.21       0.60        4.16
 1998    1.00      0.05       (0.05)        1.00       4.82         7,222      0.51        4.71       0.56        4.66
 1997    1.00      0.05       (0.05)        1.00       4.79         5,680      0.47        4.68       0.52        4.63
TREASURY PLUS MONEY MARKET FUND
 CLASS A
 2001   $1.00     $0.05      $(0.05)       $1.00       5.39%     $    135      0.67%       5.23%      0.72%       5.18%
 2000    1.00      0.05       (0.05)        1.00       4.80         1,835      0.66        4.67       0.85        4.48
 1999    1.00      0.04       (0.04)        1.00       4.51         9,161      0.67        4.77       0.91        4.53
 1998(2) 1.00      0.05       (0.05)        1.00       4.61       240,208      0.67        4.90       0.92        4.65
 1997(3) 1.00      0.05       (0.05)        1.00       4.82       176,006      0.67        4.72       0.92        4.47
 1996(3) 1.00      0.05       (0.05)        1.00       5.04       158,723      0.70        4.87       0.95        4.62

 +  Total return is for the period indicated and has not been annualized.
(1) Pennsylvania Tax Exempt Money Market Fund Class A commenced operations on September 11, 1996. All ratios for the period have been annualized.
(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(3) For the year ended June 30.



                                 39 PROSPECTUS

--------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                             Cleveland, Ohio 44114

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                 LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996



                                 40 PROSPECTUS

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments,Inc.

JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
   and Dean, Gatton College of Business
   and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company


The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                             [ARMADA FUNDS LOGO]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


The Armada Funds' Investment Company Act registration number is 811-4416



[ARMADA FUNDS LOGO]



                                                         ARM-PS-003-0500 (02/02)

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 29, 2002

                                  EQUITY FUNDS
                             ARMADA CORE EQUITY FUND
                            ARMADA EQUITY GROWTH FUND
                            ARMADA EQUITY INDEX FUND
                        ARMADA INTERNATIONAL EQUITY FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND
                           ARMADA MICRO CAP VALUE FUND
                           ARMADA MID CAP GROWTH FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND
                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND
                     ARMADA TREASURY PLUS MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2001, may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Current Prospectuses

- Prospectus dated January 29, 2002 for A, B and H Shares of the Money Market Funds.

-    Prospectus dated January 29, 2002 for C Shares of the Money Market Fund.

-    Prospectus dated October 1, 2001 for I Shares of the Money Market Funds.

- Prospectus dated January 29, 2002 for A, B and H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund) and Tax-Free Bond Funds.

- Prospectus dated January 29, 2002 for C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
     Fund) and Tax-Free Bond Funds.

- Prospectus dated October 1, 2001 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
     Fund) and Tax-Free Bond Funds.

- Prospectus dated January 29, 2002 for A, B and H Shares of the Armada Strategic Income Bond Fund.

- Prospectus dated January 29, 2002 for C Shares of the Armada Strategic Income Bond Fund.

- Prospectus dated October 1, 2001 for I Shares of the Armada Strategic Income Bond Fund.

The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2001 Annual Reports dated May 31, 2001 are incorporated by reference into this SAI. No other parts of the Armada Funds 2001 Annual Report are incorporated herein.

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

STATEMENT OF ADDITIONAL INFORMATION.........................................1

INVESTMENT OBJECTIVE AND POLICIES...........................................2

INVESTMENT LIMITATIONS......................................................67

NET ASSET VALUE.............................................................71

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................73

DESCRIPTION OF SHARES.......................................................85

ADDITIONAL INFORMATION CONCERNING TAXES.....................................93

TRUSTEES AND OFFICERS.......................................................97

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
    AND TRANSFER AGENCY AGREEMENTS.........................................102

SHAREHOLDER SERVICES PLAN..................................................113

PORTFOLIO TRANSACTIONS.....................................................113

AUDITORS ..................................................................116

COUNSEL ...................................................................116

PERFORMANCE INFORMATION....................................................116

MISCELLANEOUS..............................................................131

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This SAI should be read in conjunction with the Prospectuses for the Funds listed and categorized on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

                  The Pennsylvania Tax Exempt Money Market, Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  On June 9, 2000, the Enhanced Income Fund changed its name to the Limited Maturity Bond Fund. On March 1, 2001, the Equity Income Fund changed its name to the Large Cap Value Fund. References in this SAI are to the Funds' current names.

                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.

                  The Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone Large Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds ("IMC" or the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA CORE EQUITY FUND

                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (i.e., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

                  The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

                  Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA EQUITY GROWTH FUND

                  Under normal conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P
500. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

ARMADA EQUITY INDEX FUND

                  The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

                  The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.5 billion. The range of market capitalization for companies represented in the S&P 500 was $353 million to nearly $407 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

                  The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the

Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP ULTRA FUND

                  The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations comparable to companies in the S&P/BARRA Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper ("CCP"), and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable such Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND

                  The Fund will normally invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection.

ARMADA MICRO CAP GROWTH FUND

                  Special Risk Factors for Micro Capitalization Stocks. Securities held by the Micro Cap Value Fund generally will be issued by public companies with very small capitalizations relative to those which predominate the major market indices, such as the S&P 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average. Securities of these companies may at times yield greater returns on investment than stocks of larger, more established companies. They also may at times underperform securities of larger companies. Micro capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of micro capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of micro capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA MID CAP GROWTH FUND

                  The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to companies in the Russell Midcap Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA SMALL CAP GROWTH FUND

                  The Fund will normally invest at least 80% of its net assets in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Small Capitalization Stocks" below.

ARMADA SMALL CAP VALUE FUND

                  Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in equity securities of companies with market capitalizations comparable to those of companies in the Russell 2000 Value Index. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

         Special Risk Factors for Small Capitalization Stocks

                  Securities held by the Small Cap Value and Small Cap Growth Funds generally will be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies.

                  However, the positions of small capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA TAX MANAGED EQUITY FUND

                  The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

                  The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

                  The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

                  Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

                  Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.

                  The Fund will normally invest at least 80% of its net assets in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.

                  The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

                  The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND

                  The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index as its performance benchmark. The average maturity of the Fund will be from four to twelve years.

ARMADA GNMA FUND

                  The Fund seeks to achieve its objective by normally investing primarily (at least 80% of its net assets under normal conditions) in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.

ARMADA INTERMEDIATE BOND FUND

                  The Fund normally invests at least 80% of the value of its net assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ARMADA LIMITED MATURITY BOND FUND

                  The Fund will normally invest at least 80% of the value of its net assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.

ARMADA STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND

                  The Fund will normally invest at least 80% of the value of its net assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA U.S. GOVERNMENT INCOME FUND

                  The Fund will normally invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 20% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. The Fund also may invest up to 20% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

                  The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.

                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ARMADA MICHIGAN MUNICIPAL BOND FUND

                  As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND

                  The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

                  Special Considerations - Tax-Free Bond Funds

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Municipal Bond and Pennsylvania Municipal Bond Funds invest up to 100% of its total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal

Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Ohio Municipal Securities.

                  The Fund will normally invest at least 80% of the value of its total assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Pennsylvania Municipal Securities.

                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

                  Special Risk Considerations -- Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

ARMADA TREASURY PLUS MONEY MARKET FUND

                  The Fund seeks to achieve its investment objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

SHAREHOLDER VOTE
----------------

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------

RATINGS CRITERIA
----------------

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  The Strategic Income Bond and Total Return Advantage Funds may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable SEC regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above as long as required by applicable regulations or Trust procedures.

REITS

                  Each of the Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Value, Balanced Allocation, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

                  Each Fund (other than the Equity Index, Treasury Money Market and Treasury Plus Money Market Funds) may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.
Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond Funds and the Money Market Funds may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return then may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when its Adviser or Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

BANK OBLIGATIONS AND COMMERCIAL PAPER
-------------------------------------

                  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Money Market, Mid Cap Growth and Michigan Municipal Bond Funds may invest in bank obligations. Bank obligations include bankers' acceptances generally having a maturity of six months or less and negotiable certificates of deposit. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

                  Investments by the Ohio Municipal, Pennsylvania Tax Exempt Money Market, Mid Cap Growth and Michigan Municipal Bond Funds in commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch, or if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Mid Cap Growth Fund may invest in Canadian commercial paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation.

REPURCHASE AGREEMENTS
---------------------

                  Securities held by the International Equity, Micro Cap Value, Small Cap Growth, Tax Managed Equity, Core Equity, Equity Index, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Money Market, Government Money Market, Treasury Plus Money Market, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Strategic Income Bond, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Money Market and Mid Cap Growth Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Whenever the Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market and Money Market Funds enter into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced

Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth and U.S. Government Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser or Sub-adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser or Sub-adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the

1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser or Sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS
--------------------------------

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES
---------------------------------

                  Each of the International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Mid Cap Growth, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, politic and economic instability are greater in those countries than in more developed capital markets.

                  Since the Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

                  This change is likely to significantly impact the European capital markets in which the Funds (particularly the International Equity Fund) may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS
-------------------------------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Mid

Cap Growth, Total Return Advantage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

                  The International Equity, Balanced Allocation, Strategic Income Bond, Mid Cap Growth and U.S. Government Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Strategic Income Bond, Limited Maturity Bond, Mid Cap Growth and U.S. Government Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage and Limited Maturity Bond Funds' assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES
--------------------------------

                  The International Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Limited Maturity Bond and Strategic Income Bond Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES
----------------------

                  The Core Equity, Equity Growth, Micro Cap Value, Large Cap Value, International Equity, Large Cap Ultra, Tax Managed Equity, Balanced Allocation, Strategic Income Bond and Mid Cap Growth Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS
--------------------------

                  The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and the Money Market Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES
---------------------

                  The Balanced Allocation, Total Return Advantage, Strategic Income Bond, Intermediate Bond and Limited Maturity Bond Funds may also invest in debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  The Balanced Allocation, Total Return Advantage, Strategic Income Bond, Intermediate Bond and Limited Maturity Bond Funds' appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by the Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and
BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS
--------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation and Mid Cap Growth Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS
---------------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value and Mid Cap Growth Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Total Return Advantage, Bond, Limited Maturity Bond and Strategic Income Bond Funds may invest in interest rate and Bond index futures contracts and options on futures contracts and the Bond and GNMA Funds may invest in futures contracts on U.S. Treasury Obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index and Large Cap Value Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. The U.S. Government Income Fund may invest in futures contracts on U.S. Treasury obligations. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency.

When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  Each of the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index, Large Cap Value, Balanced Allocation, Strategic Income Bond, Total Return Advantage, Bond, GNMA, Limited Maturity Bond, Micro Cap Value, Mid Cap Growth and U.S. Government Income Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Equity Index, Large Cap Value, Balanced Allocation, Strategic Income Bond, Total Return Advantage, Limited Maturity Bond, Mid Cap Growth and U.S. Government Income Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  Each Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the Equity Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         Risk Factors Associated with Futures and Related Options

                  To the extent the Total Return Advantage, Bond, Strategic Income Bond, GNMA and Limited Maturity Bond Funds are engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in their funds that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Funds varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Strategic Income Bond, Total Return Advantage, Bond, GNMA and Limited Maturity Bond Funds intend to enter into futures contracts and the Strategic Income Bond, Total Return Advantage and Limited Maturity Bond Funds into options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;


                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS
------------

                  The Balanced Allocation, U.S. Government Income, Strategic Income Bond and Michigan Municipal Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES
-----------

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES
-----------------------

                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Each Fund may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder too timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

INTEREST RATE AND TOTAL RETURN SWAPS
------------------------------------

                  The Balanced Allocation, Total Return Advantage, GNMA, Limited Maturity Bond, Strategic Income Bond and U.S. Government Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. The Balanced Allocation Fund may also use total return swaps for the same purposes. The Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Limited Maturity Bond, Strategic Income Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

                  The Balanced Allocation, Total Return Advantage, GNMA, Limited Maturity Bond and Strategic Income Bond Funds will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their respective Adviser or Sub-Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

ZERO COUPON OBLIGATIONS
-----------------------

                  The Fixed Income Funds, Tax-Free Bond Funds and Balanced Allocation Fund may invest in zero coupon obligations. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS
--------------------------

                  The Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION
-----------------------------

                  The Michigan Municipal Bond Fund may purchase Michigan Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The other Tax Free Funds may also purchase certificates of participation. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES
----------------------

                  The International Equity, Large Cap Ultra, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond, Michigan Municipal Bond, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Mid Cap Growth and U.S. Government Income Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the GNMA and Bond Funds may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

SHORT-TERM OBLIGATIONS
----------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Mid Cap Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, and U.S. Government Income Funds may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less, 12 months or less in the case of the Mid Cap Growth and U.S. Government Income Funds) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. The Equity Index Fund cannot invest in foreign commercial paper and GICs. During temporary defensive periods, each Fund may hold up to 100% of its total assets in these types of obligations.

                  In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase. See "Repurchase Agreements" and "Reverse Repurchase Agreements" above.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, determined by the adviser to be of comparable quality pursuant to guidelines approved by the

Trust's Board of Trustees. In addition, the International Equity, Small Cap Growth, Tax Managed Equity, Core Equity, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may invest in Canadian Commercial Paper (CCP), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. Each of the International Equity, Small Cap Growth, Tax Managed Equity, Core Equity, Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

MONEY MARKET INSTRUMENTS
------------------------

                  The Money Market Fund may invest in "money market" instruments, including bank obligations and commercial paper. The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds may also invest, from time to time, a portion of their assets for temporary defensive or other purposes in such taxable money market instruments.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Money Market Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Money Market Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Money Market Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Money Market Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal.

                  The Money Market Fund may also make limited investments in GICs issued by U.S. insurance companies. The Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

GOVERNMENT SECURITIES
---------------------

                  The Treasury Money Market and Treasury Plus Money Market Funds may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. In addition to such investments, the Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, Micro Cap Value, Mid Cap Growth, U.S. Government Income, and Michigan Municipal Bond Funds may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS
--------------------------------------

                  The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS
--------------------

                  The Tax Free Funds, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS
----------------------

                  The International Equity, Micro Cap Value, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Value, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Limited Maturity Bond, Strategic Income Bond, Money Market, Mid Cap Growth, and U.S. Government Income Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

                  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. With regard to the Tax-Free Bond Funds and the Money Market Funds, not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser.

                  As described in their prospectus and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.

                  The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies.

                  The International Equity Fund may also purchase iShares (formerly, WEBS) issued by iShares, Inc. (formerly WEBS Index Fund, Inc.) and similar securities of other issuers. iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  Shares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or CountryBaskets should occur in the future, the liquidity and value of the International Equity Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares, CountryBaskets or other "country funds" as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

MUNICIPAL SECURITIES
--------------------

                  The Tax-Free Bond Funds may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

                  Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

                  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

                  Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

                  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

                  In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

                  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current FY. Those procedures include general and selected reductions in appropriations spending.

                  The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

                  Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

                  A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

                  The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

                  From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.

                  The 1998-99 biennium ending GRF balances were $1.5 billion
(cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

                  The State's financial situation varied substantially in the recently ended 2000-01 biennium. The GRF appropriations acts for the then current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).

                  The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million making that transfer unnecessary.

                  None of the spending reductions over the years were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

                  Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.

                  The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers

Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

                  The appropriations act provides for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. From the BSF balance OBM may if necessary transfer $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated to an ongoing State emergency purposes fund. Assuming those transfers are made from the BSF, its balance would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF.

                  An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 to the equivalent monthly payment amounts in FYs 2000 and 2001.

                  The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

                  By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 4, 2001, over $2.17 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.04 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($145.8 million outstanding, with no more than $50 million to be issued in any one year).

                  The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

                  A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of September 4, 2001) and facilities for state supported and assisted institutions of higher education ($427.6 million outstanding).

                  That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

                  A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

                  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.9 billion of which were outstanding at September 4, 2001.

                  In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 4, 2001) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

                  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

                  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

                  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

                  Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 122 districts (as of September 4, 2001) on voter-authorized income taxes, for significant portions of their budgets.

                  In a September 6, 2001 opinion the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

               - Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM is developing estimates of the additional cost to the State of this change, particularly for the current and next FYs.

               - The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

                  Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. As stated in the conclusion to the majority opinion:

                  "The state is hereby ordered to implement the changes
         described.... Because we have no reason to doubt [State] defendants'
         good faith, we have concluded there is no reason to retain jurisdiction of the matter before us. If the order receives less than full compliance, interested parties have remedies available to them."

                  The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

                  A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts sought approximately $3.8 million.

                  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

                  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of September 4, 2001, eight municipalities were in "fiscal emergency" status and four in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with three on preliminary "fiscal watch" status.

                  At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

                  The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.5 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

                  The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2000, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

                  Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.2 percent, compared to a 0.2 percent rate for the Middle Atlantic region and 2.0 percent for the U.S. during the period 1990 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in November 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing
16.3 percent of November 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In November 2000, the services sector accounted for 32.4 percent of all non-agricultural employment while the trade sector accounted for 22.6 percent.

                  Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.4 percent in 1999. From 1994 through 1999, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of November 2000, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.2 percent.

                  Personal income in the Commonwealth for 1999 is $343.9 billion, an increase of 4.3 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 1999 personal income estimates, per capita income for 1999 is at $28,676 in the Commonwealth as compared to per capita income in the United States of $28,518.

                  At the end of the 2000 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions, enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2000 total $19,171.0 million, a 5.7 percent increase over expenditures during fiscal 1999.

                  By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2001 fiscal year included appropriations from Commonwealth revenues of $19,910.8 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $19,314.8 million. A draw down of the fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of
2.5 percent over the spending authorized for fiscal 2000 of $19,426.3 million. Enacted tax changes effective for fiscal 2001 total a net reduction of $444.6 million for the General Fund.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 5, 2001, suits relating to the following matters: (i) In February 1999, a taxpayer filed a petition for review in the Pennsylvania Commonwealth Court asking the court to declare that Chapter 5 (relating to Sports Facilities Financing) of the Capital Facilities Debt Enabling Act violates the Pennsylvania Constitution. The Commonwealth Court dismissed the action with prejudice, and the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. The petitioner has filed a petition for a writ of certiorari with the United State Supreme Court. On October 10, 2000, the United State Supreme Court denied the petition. (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (iii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. (iv) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On appeal, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce, and it remanded the case to Commonwealth Court for a determination whether the tax is a "compensatory tax" justifying the discrimination or, failing that, a recommendation for a remedy. In November 1999, the Commonwealth Court recommended that (1) for the duration of the contested period, the limitation be invalidated and (2) prospectively, the manufacturing exemption be invalidated in its entirety, leaving to the Pennsylvania legislature the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The legislature subsequently amended the state tax law to provide that for the years 1999 and 2000 the manufacturing exemption will apply to both in-state and out-of-state property and payroll. The Pennsylvania Supreme Court is considering the Commonwealth Court's recommendation and the position of the parties. (v) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court. Briefs were filed during 1999. Recently, the Supreme Court ordered the filing of supplemental briefs and scheduled oral argument for the week of December 4, 2000.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa3 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1998 was a surplus of $169.2 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire. PICA had approximately $959 million in special revenue bonds outstanding as of June 30, 2000.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2001-2002, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

                  The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

                  Total State wage and salary employment is estimated to have grown by 0.9% in 2000. The rate of unemployment is estimated to have been 3.4% in 2000, below the national average for the seventh consecutive year. Personal income grew at an estimated 6.1% annual rate in 2000.

                  During the past six years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion.

                  These favorable trends did not continue in 2001, as the Michigan economy felt the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and those adjustments will almost certainly require withdrawals from the Budget and Economic Stabilization Fund in the ensuing two fiscal years.

                  The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

                  The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2000, the State had approximately $900 million of general obligation bonds outstanding.

                  The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

                  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

                  The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.3% in 2000 and 4.2% in 2001), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

                  Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2001.

                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Investments by the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.


PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The Micro Cap Value and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the Micro Cap Value Fund and Strategic Income Bond Fund are not expected to exceed 150% and 100%, respectively, although these rates could be higher. The Balanced Allocation, U.S. Government Income and Strategic Income Bond Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.


                             INVESTMENT LIMITATIONS
                             ----------------------

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                    (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                    (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                    (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                    (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "Commodities" includes Commodity Contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  Each Fund other than the Aggressive Allocation, Conservative Allocation, Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may not:

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act, including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the 1940 Act's limitations applicable to each Fund's investments in other investment companies.

                  With respect to each of the Michigan Municipal Bond, Ohio Tax Exempt and Pennsylvania Municipal Bond Funds, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor and their affiliates.

                                 NET ASSET VALUE
                                 ---------------


VALUATION OF THE MONEY MARKET FUNDS
-----------------------------------

                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each Money Market Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES
----------------------------

                  Assets of the Funds invested in debt securities are valued for purposes of an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES
------------------------------

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES
-------------------------------

                  A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
------------------------------------------------------------------------

                  In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER
-----

                  Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class H Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money

Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class H Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class C Shares. Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge (not applicable to the Money Market Fund) and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase as described in the Prospectuses for Class A, Class B and Class H Shares. Class H Shares of the Money Market Fund are available to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

The Adviser pays commissions to dealers on new investments into the Equity, Fixed Income and Tax-Free Bond Funds as follows:

                  1.00% on assets between $1 million and $5 million; plus 0.50% on assets between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

For the last three fiscal years, sales loads paid by shareholders of Class A Shares were as follows:


                                                                               FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                        2001            2000            1999

Core Equity Fund.......................................................  $ 22,936         $ 43,066        $ 25,206

Equity Growth Fund.....................................................  $ 49,305         $ 62,504        $102,093

Equity Index Fund......................................................  $ 23,375         $ 59,426        $ 44,677(2)

International Equity Fund..............................................  $ 25,457         $ 15,979        $ 11,506

Large Cap Ultra Fund...................................................  $ 20,018         $ 13,501           *

Large Cap Value Fund...................................................  $ 18,187         $ 34,826        $ 87,943

Mid Cap Growth Fund....................................................  $ 20,111         $  7,333           *

Small Cap Growth Fund..................................................  $ 27,871         $ 12,023        $ 30,753

Small Cap Value Fund...................................................  $ 43,510         $ 17,231        $ 51,484

Tax Managed Equity Fund................................................  $ 66,614         $145,508        $193,147

Aggressive Allocation Fund.............................................  $    406(1)         *               *

Balanced Allocation Fund...............................................  $ 19,554         $ 14,481        $ 29,030(2)

Conservative Allocation Fund...........................................  $      0(1)         *               *

Bond Fund..............................................................  $  1,278         $  3,909        $ 21,248

GNMA Fund..............................................................  $  5,603         $  5,314        $ 19,732

Intermediate Bond Fund.................................................  $  4,019         $  1,890        $ 12,524

Limited Maturity Bond Fund.............................................  $  3,462         $    117        $    965

Total Return Advantage Fund............................................  $  2,348         $  2,656        $ 50,583

U.S. Government Income Fund............................................  $  7,222         $    175           *

Michigan Municipal Bond Fund...........................................  $  6,564         $  1,331           *

National Tax Exempt Bond Fund.................................... .....  $  1,335         $      0        $  3,898

Ohio Tax Exempt Bond Fund..............................................  $ 11,639         $  2,234        $  8,032

Pennsylvania Municipal Bond Fund.......................................  $    275         $      0        $  3,797

Money Market Fund......................................................  $      0         $      0        $    246


*    Not in operation during the period.
(1)  For the period March 6, 2001 (commencement of operations) to May 31, 2001.


                  For the last two fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:


                                                                     FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                      2001               2000
Core Equity Fund.......................................................  $ 5,296             $17,826

Equity Growth Fund.....................................................  $ 9,946             $ 8,350

Equity Index Fund......................................................  $ 1,919             $     0

International Equity Fund..............................................  $ 8,179             $    69

Large Cap Ultra Fund...................................................  $21,417             $51,816

Large Cap Value Fund...................................................  $23,013             $ 5,740

Mid Cap Growth Fund....................................................  $10,069             $41,896

Small Cap Growth Fund..................................................  $25,841             $ 2,098

Small Cap Value Fund...................................................  $ 4,241             $   910


                                                                     FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                      2001               2000
Tax Managed Equity Fund................................................  $47,953             $46,891

Aggressive Allocation Fund.............................................  $    0(1)             *

Balanced Allocation Fund...............................................  $ 8,186             $ 2,585

Conservative Allocation Fund...........................................    *                   *

Bond Fund..............................................................  $ 7,046             $ 6,941

GNMA Fund..............................................................  $ 1,250             $     0

Intermediate Bond Fund.................................................  $ 2,618             $ 6,191

Limited Maturity Bond Fund.............................................  $ 1,247             $     0

Total Return Advantage Fund............................................  $     0             $     0

U.S. Government Income Fund............................................  $22,659             $85,391

Michigan Municipal Bond Fund...........................................  $ 2,070             $20,640

National Tax Exempt Bond Fund..........................................  $ 3,199             $   487

Money Market Fund......................................................  $ 5,128             $   599


*    Not in operation during the period.
(1)  For the period May 8, 2001 (commencement of operations) to May 31, 2001.


                  For the last two fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:


                                                                         FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                          2001               2000
Core Equity Fund.......................................................     $   0              $    0(1)

Equity Growth Fund.....................................................     $  99              $    0(2)

Equity Index Fund......................................................     $ 327              $   19(3)

International Equity Fund..............................................     $  83              $    0(4)

Large Cap Ultra Fund...................................................     $   0(5)              *

Large Cap Value Fund...................................................     $ 200              $    0(2)

Mid Cap Growth Fund....................................................     $  21(5)              *

Small Cap Growth Fund..................................................     $   0              $   24(1)

Small Cap Value Fund...................................................     $  38              $    0(2)

Tax Managed Equity Fund................................................     $ 260              $    0(6)

Aggressive Allocation Fund.............................................      *                    *

Balanced Allocation Fund...............................................     $ 142              $    0(7)

Conservative Allocation Fund...........................................     $   0(8)              *

Bond Fund..............................................................     $  57(9)              *

GNMA Fund..............................................................     $  27              $    0(2)

Intermediate Bond Fund.................................................     $ 274              $    0(10)

Limited Maturity Bond Fund.............................................     $  28              $    0(2)

Total Return Advantage Fund............................................     $   0(11)             *

U.S. Government Income Fund............................................     $   0(12)             *

National Tax Exempt Bond Fund..........................................     $ 102              $1,000(13)

Ohio Tax Exempt Bond Fund..............................................     $   0(14)             *

Pennsylvania Municipal Bond Fund.......................................     $   0              $1,000(13)

Money Market Fund......................................................     $   0              $    0

*    Not in operation during the period.

(1) For the period January 20, 2000 (commencement of operations) through May 31, 2000.

(2) For the period January 27, 2000 (commencement of operations) through May 31, 2000.

(3) For the period January 17, 2000 (commencement of operations) through May 31, 2000.

(4) For the period January 5, 2000 (commencement of operations) through May 31, 2000.

(5) For the period June 15, 2000 (commencement of operations) through May 31, 2001.

(6) For the period January 10, 2000 (commencement of operations) through May 31, 2000.

(7) For the period April 20, 2000 (commencement of operations) through May 31, 2000.

(8)  For the period May 23, 2001 (commencement of operations) through May 31,
     2001.

(9) For the period June 12, 2000 (commencement of operations) through May 31, 2001.

(10) For the period May 30, 2000 (commencement of operations) through May 31, 2000.

(11) For the period October 3, 2000 (commencement of operations) through May 31, 2001.

(12) For the period June 21, 2000 (commencement of operations) through May 31, 2001.

(13) For the period February 24, 2000 (commencement of operations) through May 31, 2000.

(14) For the period June 23, 2000 (commencement of operations) through May 31, 2001.


                  As of the date of this statement of additional information, Class H Shares had not yet commenced operations. Accordingly, the Distributor had not been paid any sales loads or contingent deferred sales charges with respect to Class H Shares.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.


OFFERING PRICE PER CLASS A SHARE OF THE FUND

                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2001, are as follows:


                                                    CORE EQUITY FUND            EQUITY GROWTH FUND
Net Assets of A Shares                                  $3,987,000                  $139,717,000

Outstanding A Shares                                       328,000                     5,780,000

Net Asset Value Per Share                                $   12.16                  $      24.17

Sales Charge, 5.50% of offering price                    $    0.71                  $       1.41

Offering to Public                                       $   12.87                  $      25.58




                                                        INTERNATIONAL                LARGE CAP
                                                         EQUITY FUND                 ULTRA FUND
Net Assets of A Shares                                   $15,390,000                $13,114,000

Outstanding A Shares                                       1,424,000                  1,053,000

Net Asset Value Per Share                                $     10.81                $     12.45

Sales Charge, 5.50% of offering price                    $      0.63                $      0.72

Offering to Public                                       $     11.44                $     13.17


                                                          LARGE CAP
                                                          VALUE FUND

Net Assets of A Shares                                   $43,511,0000

Outstanding A Shares                                        2,506,000

Net Asset Value Per Share                                $      17.36

Sales Charge, 5.50% of offering price                    $       1.01

Offering to Public                                       $      18.37



                                                       EQUITY INDEX FUND

Net Assets of A Shares                                   $  7,777,000

Outstanding A Shares                                          719,000

Net Asset Value Per Share                                $      10.82

Sales Charge, 3.75% of offering price                    $       0.42

Offering to Public                                       $      11.24


                                                    MID CAP                    SMALL CAP
                                                  GROWTH FUND                  GROWTH FUND
Net Assets of A Shares                            $28,107,000                  $31,327,000

Outstanding A Shares                                3,602,000                    2,737,000

Net Asset Value Per Share                         $      7.80                  $     11.44

Sales Charge, 5.50% of offering price             $      0.45                  $      0.67

Offering to Public                                $      8.25                  $     12.11




                                                    SMALL CAP                 TAX MANAGED
                                                    VALUE FUND                 EQUITY FUND
Net Assets of A Shares                            $12,315,000                  $17,645,000

Outstanding A Shares                                  663,000                    1,399,000

Net Asset Value Per Share                         $     18.57                  $     12.62

Sales Charge, 5.50% of offering price             $      1.08                  $     0.73

Offering to Public                                $     19.65                  $    13.35




                                                  AGGRESSIVE                    CONSERVATIVE
                                                ALLOCATION FUND                ALLOCATION FUND
Net Assets of A Shares                            $ 2,500,000                    $2,523,000

Outstanding A Shares                                  251,000                       251,000

Net Asset Value Per Share                         $      9.95                    $    10.04

Sales Charge, 4.75% of offering price             $      0.50                    $     0.50

Offering to Public                                $     10.45                    $    10.54




                                                  BALANCED
                                               ALLOCATION FUND                   BOND FUND
Net Assets of A Shares                             $13,592,000                  $ 8,944,000

Outstanding A Shares                                 1,399,000                      919,000

Net Asset Value Per Share                                $9.72                  $     9.73

Sales Charge, 4.75% of offering price              $      0.48                  $     0.49

Offering to Public                                 $     10.20                  $    10.22


                                                                              INTERMEDIATE
                                                    GNMA FUND                    BOND FUND
Net Assets of A Shares                             $1,113,000                   $8,172,000

Outstanding A Shares                                  109,000                      797,000

Net Asset Value Per Share                              $10.23                       $10.26

Sales Charge, 4.75% of offering price                   $0.51                        $0.51

Offering to Public                                     $10.74                       $10.77




                                                                LIMITED MATURITY BOND FUND
Net Assets of A Shares                                                     $5,022,000

Outstanding A Shares                                                          507,000

Net Asset Value Per Share                                                  $     9.90

Sales Charge, 2.75% of offering price                                      $     0.28

Offering to Public                                                         $    10.18




                                                              TOTAL RETURN              U.S. GOVERNMENT
                                                            ADVANTAGE FUND                  INCOME FUND
Net Assets of A Shares                                          $1,183,000                  $13,863,000

Outstanding A Shares                                               118,000                    1,504,000

Net Asset Value Per Share                                       $    10.02                  $      9.22

Sales Charge, 4.75% of offering price                           $     0.50                  $      0.46

Offering to Public                                              $    10.52                  $      9.68




                                                            MICHIGAN                       NATIONAL TAX
                                                       MUNICIPAL BOND FUND               EXEMPT BOND FUND
Net Assets of A Shares                                      $13,816,000                     $6,644,000

Outstanding A Shares                                          1,264,000                        661,000

Net Asset Value Per Share                                   $     10.93                     $    10.05

Sales Charge, 4.75% of offering price                       $      0.55                     $     0.50

Offering to Public                                          $     11.48                     $    10.55



                                                              OHIO TAX EXEMPT BOND FUND              PENNSYLVANIA
                                                                                                   MUNICIPAL BOND FUND
Net Assets of A shares                                               $8,460,000                       $399,000

Outstanding A shares                                                    769,000                         38,000

Net Asset Value Per Share                                                $11.00                         $10.38

Sales Charge, 3.00% of offering price                                     $0.34                          $0.32

Offering to Public                                                       $11.34                         $10.70


                  An illustration of the computation of the offering price per Class A share of the Micro Cap Value Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                        MICRO CAP
                                                       VALUE FUND
Net Assets of A Shares                                     $10.00

Outstanding A Shares                                            1

Net Asset Value Per Share                                  $10.00

Sales Charge, 5.50% of offering price                        $.58

Offering to Public                                         $10.58



                                                          STRATEGIC
                                                      INCOME BOND FUND

Net Assets of A Shares                                          $10.00

Outstanding A Shares                                                 1

Net Asset Value Per Share                                       $10.00

Sales Charge, 4.75% of offering price                             $.50

Offering to Public                                              $10.50



OFFERING PRICE PER CLASS H SHARE OF THE FUND
--------------------------------------------

                  An illustration of the computation of the offering price per Class H Share of the Funds is set forth below. Class H Shares were not offered during the period ended May 31, 2001 and the information presented below is based on the projected value of each Fund's net assets and the projected number of Class H Shares of each Fund on the date such shares are first offered for sale to public investors.


                                                                 CORE EQUITY FUND             EQUITY GROWTH FUND
                                                                 ----------------             ------------------
Net Assets of H Shares                                                  $108.30                      $216.00
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.83                       $21.60
Sales Charge, 1.00% of offering price                                     $0.11                        $0.22
Offering to Public                                                       $10.94                       $21.82



                                                                     INTERNATIONAL                   LARGE CAP
                                                                      EQUITY FUND                    ULTRA FUND
                                                                     -------------                   ----------
Net Assets of H Shares                                                   $91.00                       $104.60
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $9.10                        $10.46
Sales Charge, 1.00% of offering price                                     $0.09                         $0.11
Offering to Public                                                        $9.19                        $10.57



                                                                      LARGE CAP
                                                                      VALUE FUND                EQUITY INDEX FUND
                                                                      ----------                -----------------
Net Assets of H Shares                                                  $160.50                       $97.80
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $16.05                        $9.78
Sales Charge, 1.00% of offering price                                     $0.16                        $0.10
Offering to Public                                                       $16.21                        $9.88



                                                                       MID CAP                      SMALL CAP
                                                                     GROWTH FUND                   GROWTH FUND
                                                                     -----------                   -----------
Net Assets of H Shares                                                   $57.50                       $100.70
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $5.75                        $10.07
Sales Charge, 1.00% of offering price                                     $0.06                         $0.10
Offering to Public                                                        $5.81                        $10.17



                                                                       SMALL CAP                   TAX MANAGED
                                                                      VALUE FUND                   EQUITY FUND
                                                                      ----------                   -----------
Net Assets of H Shares                                                   $186.20                      $117.50
Outstanding H Shares                                                          10                           10
Net Asset Value Per Share                                                 $18.62                       $11.75
Sales Charge, 1.00% of offering price                                      $0.19                        $0.12
Offering to Public                                                        $18.81                       $11.87

                                                                        AGGRESSIVE                    CONSERVATIVE
                                                                     ALLOCATION FUND                 ALLOCATION FUND
                                                                     ---------------                 ---------------
Net Assets of H Shares                                                   $93.10                        $98.10
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                 $9.31                         $9.81
Sales Charge, 1.00% of offering price                                     $0.09                         $0.10
Offering to Public                                                        $9.40                         $9.91



                                                                        BALANCED
                                                                     ALLOCATION FUND                 BOND FUND
                                                                     ---------------                 ---------
Net Assets of H Shares                                                    $91.70                      $98.90
Outstanding H Shares                                                          10                          10
Net Asset Value Per Share                                                  $9.17                       $9.89
Sales Charge, 1.00% of offering price                                      $0.09                       $0.10
Offering to Public                                                         $9.26                       $9.99



                                                                                                   INTERMEDIATE
                                                                       GNMA FUND                     BOND FUND
                                                                       ---------                   ------------
Net Assets of H Shares                                                  $103.70                      $104.70
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.37                       $10.47
Sales Charge, 1.00% of offering price                                     $0.10                        $0.11
Offering to Public                                                       $10.47                       $10.58



                                                                  LIMITED MATURITY                 TOTAL RETURN
                                                                      BOND FUND                    ADVANTAGE FUND
                                                                  ----------------                 --------------
Net Assets of H Shares                                                  $100.50                      $103.50
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                $10.05                       $10.35
Sales Charge, 1.00% of offering price                                     $0.10                        $0.10
Offering to Public                                                       $10.15                       $10.45



                                                                                                     MICHIGAN
                                                                    U.S. GOVERNMENT                  MUNICIPAL
                                                                      INCOME FUND                    BOND FUND
                                                                    ---------------                  ---------
Net Assets of H Shares                                                   $94.00                      $110.30
Outstanding H Shares                                                         10                           10
Net Asset Value Per Share                                                 $9.40                       $11.03
Sales Charge, 1.00% of offering price                                     $0.09                        $0.11
Offering to Public                                                        $9.49                       $11.14


                                                                     NATIONAL TAX                  OHIO TAX EXEMPT
                                                                   EXEMPT BOND FUND                   BOND FUND
                                                                   ----------------                ---------------
Net Assets of H Shares                                                  $101.20                       $110.90
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                $10.12                        $11.09
Sales Charge, 1.00% of offering price                                     $0.10                         $0.11
Offering to Public                                                       $10.22                        $11.20



                                                                PENNSYLVANIA
                                                            MUNICIPAL BOND FUND
                                                            -------------------
Net Assets of H Shares                                           $104.70
Outstanding H Shares                                                  10
Net Asset Value Per Share                                         $10.47
Sales Charge, 1.00% of offering price                              $0.11
Offering to Public                                                $10.58


                  An illustration of the computation of the offering price per Class H share of the Micro Cap Value Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:


                                                                       MICRO CAP                    STRATEGIC
                                                                      VALUE FUND                 INCOME BOND FUND
                                                                      ----------                 ----------------
Net Assets of H Shares                                                     $100                          $100
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                $10.00                        $10.00
Sales Charge, 1.00% of offering price                                     $0.10                         $0.10
Offering to Public                                                       $10.10                        $10.10


EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class H Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A

Shares, Class B Shares, Class C Shares or Class H Shares and the account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------
                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:


Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
Equity Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares
Equity Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares

         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares

Micro Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares

         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares
Tax Managed Equity Fund
         Class Z                                              Class I Shares
         Class Z - Special Series 1                           Class A Shares
         Class Z - Special Series 2                           Class B Shares
         Class Z - Special Series 3                           Class C Shares
         Class Z - Special Series 4                           Class H Shares
Aggressive Allocation Fund
         Class NN                                             Class I Shares
         Class NN - Special Series 1                          Class A Shares
         Class NN - Special Series 2                          Class B Shares
         Class NN - Special Series 3                          Class C Shares
         Class NN - Special Series 4                          Class H Shares
Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares
         Class AA - Special Series 4                          Class H Shares
Conservative Allocation Fund
         Class OO                                             Class I Shares
         Class OO - Special Series 1                          Class A Shares
         Class OO - Special Series 2                          Class B Shares
         Class OO - Special Series 3                          Class C Shares
         Class OO - Special Series 4                          Class H Shares
Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares

         Class R - Special Series 4                           Class H Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares

U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares
Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares
Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares

Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class H Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury

Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  A Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

                  As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  The Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

                  Shareholders of the Pennsylvania Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                              *   *   *   *   *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.


                              TRUSTEES AND OFFICERS
                              ---------------------

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of the Trust, their ages, addresses, principal occupations during the past five years, and other affiliations are as follows:


                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------
Robert D. Neary                                    Chairman of the Board and          Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                              Trustee                            April 1984 to September 1993; Director,
Pepper Pike, OH  44124                                                                Cold Metal Products, Inc., since March
Date of Birth: 9/30/33                                                                1994; Director, Strategic Distribution,
                                                                                      Inc., since January 1999; Director,


                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------
                                                                                      Commercial Metals Company since March
                                                                                      2001.  Chairman of the Board and
                                                                                      Trustee, The Armada Advantage Fund,
                                                                                      since 1998.

Herbert R. Martens, Jr.*                           President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                         Corporation (bank holding company),
1965 East Sixth Street, Suite 800                                                     since July 1997; Chairman, President and
Cleveland, OH  44114                                                                  Chief Executive Officer, NatCity
Date of Birth: 8/6/52                                                                 Investments, Inc. (investment banking),
                                                                                      since July 1995; President and Chief
                                                                                      Executive Officer, Raffensberger, Hughes
                                                                                      & Co. (broker-dealer) from 1993 until
                                                                                      1995; President, Reserve Capital Group,
                                                                                      from 1990 until 1993.  President and
                                                                                      Trustee, The Armada Advantage Fund,
                                                                                      since 1998.

John F. Durkott                                    Trustee                            President and Chief Operating Officer,
c/o Kittle's Home Furnishing Center, Inc.                                             Kittle's Home Furnishings Center, Inc.,
8600 Allisonville Road                                                                since January 1982; partner, Kittle's
Indianapolis, IN  46250                                                               Bloomington Properties LLC, since
Date of Birth: 7/11/44                                                                January 1981; partner, KK&D LLC, since
                                                                                      January 1989; partner, KK&D II LLC
                                                                                      (affiliated real estate companies of
                                                                                      Kittle's Home Furnishings Center, Inc.),
                                                                                      since February 1998.  Trustee, The
                                                                                      Armada Advantage Fund, since 1998.

Robert J. Farling                                  Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                                     Executive Officer, Centerior Energy
Westlake, OH  44145                                                                   (electric utility), March 1992 to
Date of Birth: 12/4/36                                                                October 1997; Director, National City
                                                                                      Bank until October 1997; Director,
                                                                                      Republic Engineered Steels, October 1997
                                                                                      to September 1998.  Trustee, The Armada
                                                                                      Advantage Fund, since 1998.

Richard W. Furst                                   Trustee                            Garvice D. Kincaid Professor of Finance
2133 Rothbury Road                                                                    and Dean, Gatton College of Business and
Lexington, KY  40515                                                                  Economics, University of Kentucky, since
Date of Birth: 9/13/38                                                                1981; Director, The Seed Corporation
                                                                                      (restaurant group), since 1990;
                                                                                      Director; Foam Design, Inc.,
                                                                                      (manufacturer of industrial and


                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                   THE TRUST                          AND OTHER AFFILIATIONS
----------------                                   ---------                          ----------------------
                                                                                      commercial foam products), since 1993;
                                                                                      Director, Office Suites Plus, Inc.
                                                                                      (office buildings), since 1998;
                                                                                      Director, ihigh, Inc., (high school
                                                                                      marketing network) since 1999; Trustee,
                                                                                      The Armada Advantage Fund, since 1998.

Gerald L. Gherlein                                 Trustee                            Retired; formerly, the Executive
3679 Greenwood Drive                                                                  Vice-President and General Counsel,
Pepper Pike, OH  44124                                                                Eaton Corporation (global
Date of Birth: 2/16/38                                                                manufacturing), from 1991 to March,
                                                                                      2000; Trustee, The Armada Advantage
                                                                                      Fund, since 1998.

J. William Pullen                                  Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                                 Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                                     equipment distribution), since 1986;
P.O. Box 35900                                                                        Trustee, The Armada Advantage Fund,
Louisville, KY 40232-5900                                                             since 1998.
Date of Birth: 4/24/39

W. Bruce McConnel, III                             Secretary                          Partner, Drinker Biddle & Reath LLP,
One Logan Square                                                                      Philadelphia, Pennsylvania (law firm).
18th and Cherry Streets
Philadelphia, PA  19103-6996
Date of Birth: 2/7/43

Christopher F. Salfi                               Treasurer                          Director of Funds Accounting, SEI
530 E. Swedesford Road                                                                Investments since January 1998; Fund
Wayne, PA  19087                                                                      Accounting Manager, SEI Investments,
Date of Birth: 11/28/63                                                               1994 to 1997.

Timothy D. Barto                                   Assistant Treasurer                Vice President and Assistant Secretary,
One Freedom Valley Drive                                                              SEI Investments Mutual Funds Services
Oaks, PA  19456                                                                       and SEI Investments Distribution Co.,
Date of Birth: 3/28/68                                                                since 1999; Associate, Dechert Price &
                                                                                      Rhoads (law firm), 1997 to 1999; Associate,
                                                                                      Richter, Miller & Finn, 1994 to 1997.

--------------------
*Mr. Martens is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  As of the date of this SAI, the trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

                  Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, the indirect parent corporation to IMC, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

                  Mr. Salfi and Mr. Barto are employed by SEI Investments Mutual Funds Services, which receives fees as Administrator to the Trust. Mr. Barto is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  Effective February 20, 2002, with respect to the Trust and The Armada Advantage Fund ("Armada Advantage"), each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee was entitled to receive an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2001:


                                                      Pension or             Estimated
                                   Aggregate          Retirement Benefits    Approval           Total Compensation
Name of                            Compensation       Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                   from the Trust     the Trust's Expense    Retirement         Fund Complex*
----------------                   --------------     --------------------   ----------         -------------
Robert D. Neary,                        $34,910.63             $0                  $0                   $35,000
Chairman and Trustee

John F. Durkott, Trustee                $29,910.63             $0                  $0                   $30,000

Robert J. Farling, Trustee              $29,910.63             $0                  $0                   $30,000

Richard W. Furst, Trustee               $29,910.63             $0                  $0                   $30,000

Gerald L. Gherlein, Trustee             $29,910.63             $0                  $0                   $30,000

Herbert R. Martens, Jr.,                     $0                $0                  $0                     $0
President and Trustee

J. William Pullen, Trustee              $29,910.63             $0                  $0                   $30,000

---------------------

* The "Fund Complex" consists of the Trust and Armada Advantage. Each of the Trustees serves as Trustee to both investment companies. As of May 31, 2001, the Fund Complex offered for sale shares of 30 investment portfolios.

                  The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any trustee or pay any particular level of compensation.

CODE OF ETHICS
--------------

                  The Trust, IMC and the Distributor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The

Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------

                  IMC serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, Equity Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Large Cap Value, Ohio Tax Exempt Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; and (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001. The Micro Cap Value and Strategic Income Bond Funds will enter into Advisory Agreements with IMC effective at the time each Fund commences operations. IMC is a wholly owned subsidiary of National City Corporation, a bank holding company with assets approaching $90 billion, and headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  For services performed under the Advisory Agreements, IMC receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, IMC may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:


                                                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                    2001               2000               1999
----                                                                    ----               ----               ----


Core Equity Fund..................................................... $1,036,852         $ 1,178,813       $   947,557
Equity Growth Fund................................................... $9,853,877         $11,127,549       $ 8,840,432
Equity Index Fund.....................................................$  663,699         $   719,779       $         0(1)
International Equity Fund............................................ $7,739,311         $ 3,743,257       $ 1,723,308
Large Cap Ultra Fund(2).............................................. $2,029,196         $ 3,313,382       $ 3,460,325
Large Cap Value Fund................................................. $5,338,830         $ 3,920,942       $ 3,169,439


                                                                               FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                      2001               2000               1999
----                                                                      ----               ----               ----


Mid Cap Growth Fund(2)............................................... $ 2,944,085          $ 3,834,987     $ 4,989,834
Small Cap Growth Fund................................................ $ 3,641,268          $ 1,304,010     $   611,655
Small Cap Value Fund................................................. $ 4,485,035          $ 2,991,781     $ 2,360,071
Tax Managed Equity Fund.............................................. $ 2,031,040          $ 2,069,464     $ 1,302,931
Aggressive Allocation Fund........................................... $         0(3)            *                 *
Balanced Allocation Fund............................................. $ 1,561,585          $   592,684     $   422,278(1)
Conservative Allocation Fund......................................... $         0(3)            *                 *
Bond Fund............................................................ $ 4,927,596          $ 2,061,012     $ 3,312,486
GNMA Fund............................................................ $   706,765          $   587,315     $   491,789
Intermediate Bond Fund............................................... $ 1,455,239          $ 1,231,299     $ 1,057,813
Limited Maturity Bond Fund........................................... $   676,940          $   304,231     $   172,808
Total Return Advantage Fund.......................................... $ 1,265,621          $ 1,154,130     $ 1,105,774
U.S. Government Income Fund(2)....................................... $   896,677          $   950,408     $   991,623
Michigan Municipal Bond Fund(2)...................................... $   667,101          $ 1,074,133     $ 1,310,099
National Tax Exempt Bond Fund........................................ $   653,853          $   341,765     $    36,100
Ohio Tax Exempt Bond Fund............................................ $   677,697          $   640,475     $    71,985
Pennsylvania Municipal Bond Fund..................................... $   182,492          $   147,815     $    78,742
Government Money Market Fund......................................... $ 4,802,725          $ 3,949,786     $ 3,699,448
Money Market Fund.................................................... $12,602,505          $ 9,565,355     $ 8,013,996
Ohio Municipal Money Market Fund..................................... $   306,555          $   237,022     $   103,978(4)
Pennsylvania Tax Exempt Money Market Fund............................ $   250,943          $   200,000     $   203,004
Tax Exempt Money Market Fund......................................... $ 1,106,035          $   890,875     $   924,937
Treasury Money Market Fund........................................... $ 1,067,722          $ 1,072,558     $   980,380
Treasury Plus Money Market Fund(2)................................... $   622,922          $   864,032     $ 1,656,809

------------------------

*    Not in operation during the period.
1    For the period July 10, 1998 (commencement of operations) to May 31, 1999.
2 Advisory fees shown in the tables above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
3    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
4    For the period September 15, 1998 (commencement of operations) to May 31,
     1999.

                  During the last three fiscal years, advisory fees were waived as set forth below:


                                                                                 FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                         2001              2000              1999
----                                                                        ----              ----              ----
Core Equity Fund.......................................................  $        0        $        0         $        0
Equity Growth Fund.....................................................  $        0        $        0         $        0
Equity Index Fund......................................................  $  498,280        $  619,477         $  503,834(1)
International Equity Fund..............................................  $        0        $        0         $        0
Large Cap Ultra Fund(2)................................................  $        0        $        0         $        0
Large Cap Value Fund...................................................  $        0        $        0         $        0
Mid Cap Growth Fund(2).................................................  $        0        $        0         $        0
Small Cap Growth Fund..................................................  $        0        $        0         $        0
Small Cap Value Fund...................................................  $        0        $        0         $        0


                                                                                 FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                         2001              2000              1999
----                                                                        ----              ----              ----
Tax Managed Equity Fund................................................  $        0        $        0         $  308,130
Aggressive Allocation Fund.............................................  $    2,824(3)        *                 *
Balanced Allocation Fund...............................................  $        0        $        0         $        0(1)
Conservative Allocation Fund...........................................  $    2,887(3)        *                 *
Bond Fund..............................................................  $        0        $   55,388         $  189,286
GNMA Fund..............................................................  $        0        $        0         $        0
Intermediate Bond Fund.................................................  $  545,699        $  461,741         $  396,680
Limited Maturity Bond Fund.............................................  $  193,342        $   86,921         $  173,823
Total Return Advantage Fund............................................  $  723,504        $  659,510         $  634,144
U.S. Government Income Fund(2).........................................  $        0        $  191,061         $  639,043
Michigan Municipal Bond Fund(2)........................................  $  250,141        $  134,996         $  452,581
National Tax Exempt Bond Fund..........................................  $  245,682        $  222,217         $  492,594
Ohio Tax Exempt Bond Fund..............................................  $  255,263        $  426,963         $1,060,233
Pennsylvania Municipal Bond Fund.......................................  $   68,435        $   91,469         $  137,798
Government Money Market Fund...........................................  $1,920,667        $1,579,899         $1,479,779
Money Market Fund......................................................  $5,045,357        $3,827,616         $3,205,598
Ohio Municipal Money Market Fund.......................................  $  411,414        $  316,036         $  157,160(4)
Pennsylvania Tax Exempt Money Market Fund..............................  $  417,235        $  333,324         $  338,340
Tax Exempt Money Market Fund...........................................  $1,473,983        $1,189,864         $1,233,250
Treasury Money Market Fund.............................................  $  213,146        $  214,514         $  196,076
Treasury Plus Money Market Fund(2).....................................  $        0        $        0         $        0

-----------------------------

*    Not in operation during the period.
1    For the period July 10, 1998 (commencement of operations) to May 31, 1998.
2 Advisory fee waivers shown in the table above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
3    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
4    For the period September 15, 1998 (commencement of operations) to May 31,
     1999.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.


                  Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ADMINISTRATION SERVICES
-----------------------

                  The Trust has entered into a co-administration agreement with SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB" and, together with SIMFS, the "Co-Administrators") effective as of August 1, 2000 (the "Co-Administration Agreement"), pursuant to which SIMFS and NCB have agreed to serve as Co-Administrators to the Trust. Prior to August 1, 2000, SIMFS served as sole administrator to the Trust pursuant to an advisory agreement dated as of May 1, 1998 (the "SIMFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIMFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIMFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. Prior to January 1, 2000, BISYS Fund Services served as administrator to the Parkstone Continuing Funds. On January 1, 2000, SIMFS became administrator to the Parkstone Continuing Funds. BISYS continued to provide fund accounting services to the Parkstone Continuing Funds until April 3, 2000 when SIMFS assumed full responsibilities as administrator.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  SIMFS, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in SIMFS. SEI Investments and its affiliates, including SIMFS, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. NCB, which is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser, has its principal offices at 1900 East Ninth Street, Cleveland, Ohio, 04414.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all of the Funds:


                                                       AGGREGATE       PORTION ALLOCATED       PORTION ALLOCATED
          COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE          TO SIMFS                 TO NCB
          ---------------------------------           -----------          --------                 ------
          Up to $16 billion...........................   0.070%             0.050%                  0.020%
          From $16 to 20 billion......................   0.070%             0.040%                  0.030%
          Over $20 billion............................   0.065%             0.035%                  0.030%

                  Under the SIMFS Administration Agreement, SIMFS was entitled to receive administration fees, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all of the Funds:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------
                    Up to $18 billion...........................   0.070%
                    Over $18 billion............................   0.060%

                  During the fiscal years ended May 31, 2001, 2000 and 1999 the Trust paid to SIMFS administration fees, net of fees waivers, as set forth below. Fees paid for the periods prior to August 1, 2000 were paid entirely to SIMFS which paid sub-administration fees to NCB:



FUND                                                                    2001              2000            1999
----                                                                    ----              ----            ----
Core Equity Fund......................................................$   96,773        $  110,023     $    89,073
Equity Growth Fund....................................................$  919,621        $1,038,577     $   830,212
Equity Index Fund.....................................................$  232,329        $  267,854     $   100,767(1)
International Equity Fund.............................................$  470,937        $  227,436     $   116,269
Large Cap Ultra Fund(2)...............................................$  193,202        $  168,898(3)          N/A
Large Cap Value Fund..................................................$  498,442        $  365,957     $   295,814
Mid Cap Growth Fund(2)................................................$  210,257        $  170,367(3)          N/A
Small Cap Growth Fund.................................................$  255,179        $   91,281     $    45,999
Small Cap Value Fund..................................................$  313,976        $  209,426     $   180,236
Tax Managed Equity Fund...............................................$  188,594        $  193,152     $   150,366
Aggressive Allocation Fund............................................$        0(4)              *               *
Balanced Allocation Fund..............................................$  145,582        $   55,317     $    41,193(1)
Conservative Allocation Fund..........................................$        0(4)              *               *
Bond Fund ............................................................$  631,036        $  487,839     $   457,444
GNMA Fund.............................................................$   90,109        $   74,749     $    62,591
Intermediate Bond Fund................................................$  255,459        $  215,479     $   185,117
Limited Maturity Bond Fund............................................$  135,418        $   60,845     $   54,342
Total Return Advantage Fund...........................................$  253,298        $  230,828     $  223,081
U.S. Government Income Fund(2)........................................$  115,611        $   76,176(3)         N/A
Michigan Municipal Bond Fund(2).......................................$  119,153        $   79,077(3)         N/A
National Tax Exempt Bond Fund.........................................$  115,104        $   71,780     $   67,288
Ohio Tax Exempt Bond Fund.............................................$  118,797        $  135,856     $  144,100
Pennsylvania Municipal Bond Fund......................................$   32,072        $   30,455     $   27,560
Government Money Market Fund......................................... $1,344,612        $1,105,946     $1,035,845
Money Market Fund.................................................... $3,531,023        $2,677,878     $2,261,919
Ohio Municipal Money Market Fund......................................$  143,691        $  110,613     $   74,228(5)
Pennsylvania Tax Exempt Money Market Fund.............................$  117,001        $   93,331     $   94,553
Tax Exempt Money Market Fund..........................................$  516,484        $  416,452     $  431,637
Treasury Money Market Fund............................................$  298,870        $  300,318     $  274,506
Treasury Plus Money Market Fund(2)....................................$  150,360        $  106,823(3)         N/A

-----------------------

*    Not in operation during the period.
(1) For the period July 10, 1998 (commencement of operations) through May 31, 1999.
(2) Administration fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(3)  For the period January 1, 2000 through May 31, 2000.
(4)  For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
(5) For the period September 15, 1998 (commencement of operations) through May 31, 1999.

                  For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal years ended May 31, 2000 and 1999, no administration fees were waived.

                  For the fiscal year ended May 31, 1999, and the period June 1, 1999 through April 3, 2000, the Parkstone Continuing Funds paid BISYS administration fees as follows:


FUND                                                                 2000                1999
----                                                                 ----                ----
Large Cap Ultra Fund.............................................. $ 643,324         $   865,089
Mid Cap Growth Fund............................................... $ 535,346         $   997,974
U.S. Government Income Fund....................................... $ 103,130         $   440,724
Michigan Municipal Bond Fund...................................... $ 249,390         $   476,403
Treasury Plus Money Market Fund................................... $ 246,430         $   828,412
Bond Fund(1)...................................................... $ 626,130         $   723,379

(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

                  For the fiscal year ended May 31, 1999, and the period June 1, 1999 through April 3, 2000, BISYS waived administration fees for the Parkstone Continuing Funds as follows:


FUND                                                                      2000              1999
----                                                                      ----              ----
Large Cap Ultra Fund..................................................  $      0          $       0
Mid Cap Growth Fund...................................................  $      0          $       0
U.S. Government Income Fund...........................................  $191,061          $ 103,020
Michigan Municipal Bond Fund..........................................  $ 61,721          $ 230,331
Treasury Plus Money Market Fund.......................................  $108,862          $ 405,054
Bond Fund(1)                                                            $245,124          $ 223,053

(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.


DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

                  The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Timothy D. Barto, Treasurer of the Trust, is also an officer of the Distributor and is, therefore, an affiliate of both the Fund and the Distributor. Shares are sold on a continuous basis. The Distribution will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan") and an H Shares Distribution Plan (the "H Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares and H Shares, respectively. As required by Rule 12b-1, the Trust's Plans and related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in a Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

                  The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. Payments to the Distributor under the B Shares Plan, C Shares Plan and H Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares and H Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares and H Shares;
(b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares or H Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares or H Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to any Plan or interested persons of any such party and who have no direct or indirect financial interest in any Plan and (2) the vote of a majority of the entire Board of Trustees.

                  During the fiscal year ended May 31, 2001, the Trust paid the Distributor the following approximate amounts under the A and I Shares Plan, B Shares Plan and C Shares Plan for its distribution services and shareholder service assistance. Prior to the date of this statement of additional information, Class H Shares had not yet commenced operations. Accordingly, the Trust had not made any payments to the Distributor under the H Shares Plan.


                       FISCAL YEAR 2001 DISTRIBUTION FEES
                       ----------------------------------


         PORTFOLIO                               DISTRIBUTION               MARKETING/               TOTAL FEES
                                                   SERVICES               CONSULTATION
  Core Equity Fund                                  19,796.18                46,081.29                65,877.47
  Equity Growth Fund                               159,769.95               371,910.40               531,680.35
  Equity Index Fund                                 15,613.22                36,344.24                51,957.46
  International Equity Fund                         68,013.07               158,319.95               226,333.02
  Large Cap Ultra Fund*                             55,960.50               130,264.14               186,224.64
  Large Cap Value Fund                              93,840.03               218,439.61               312,279.64
  Mid Cap Growth Fund*                              64,855.74               150,970.35               215,826.09
  Small Cap Growth Fund                             64,120.38               149,258.60               213,378.98
  Small Cap Value Fund                              46,980.22               109,359.95               156,340.17
  Tax Managed Equity Fund                           56,413.99               131,319.75               187,733.74


         PORTFOLIO                               DISTRIBUTION               MARKETING/               TOTAL FEES
                                                   SERVICES               CONSULTATION
  Aggressive Allocation Fund                            59.89                   139.42                   199.31
  Balanced Allocation Fund                          28,147.79                65,522.06                93,669.85
  Conservative Allocation Fund                          61.94                   144.17                   206.11
  Bond Fund                                         96,888.75               225,536.36               322,425.11
  GNMA Fund                                         14,319.83                33,333.53                47,653.36
  Intermediate Bond Fund                            40,428.48                94,108.89               134,537.37
  Limited Maturity Bond Fund                        12,426.63                28,926.56                41,353.19
  Total Return Advantage Fund                       17,933.32                41,744.94                59,678.26
  U.S. Government Income Fund*                      33,225.37                77,341.59               110,566.96
  Michigan Municipal Bond Fund*                     29,134.83                67,819.69                96,954.52
  National Tax Exempt Bond Fund                     36,041.03                83,895.85               119,936.88
  Ohio Tax Exempt Bond Fund                         28,025.47                65,237.31                93,262.78
  Pennsylvania Municipal Bond Fund                   8,040.47                18,716.49                26,756.96
  Government Money Market Fund                     289,687.51               674,330.81               964,018.32
  Money Market Fund                                544,245.19             1,266,886.89             1,811,132.08
  Ohio Municipal Money Market Fund                  17,976.94                41,846.49                59,823.43
  Pennsylvania Tax Exempt Money
    Market Fund                                     17,947.28                41,777.46                59,724.74
  Tax Exempt Money Market Fund                     144,840.88               337,158.71               481,999.59
  Treasury Money Market Fund                        46,876.81               109,119.23               155,996.04
  Treasury Plus Money Market Fund*                  15,151.38                35,269.18                50,420.56


*For the period from June 1, 2000 to June 9, 2000, distribution fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds were paid by the corresponding Parkstone Continuing Funds. For the period from June 1, 2000 to June 16, 2000, distribution fees shown for the Treasury Plus Money Market Fund were paid by the corresponding Parkstone Continuing Fund.

                  Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

               (i) maintain a separate account or accounts in the name of each Fund;

               (ii) hold and disburse portfolio securities on account of the
                    Funds;

               (iii) collect and make disbursements of money on behalf of the
                    Funds;

               (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;

               (v) respond to correspondence by security brokers and others relating to its duties;

               (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

               (i)  issue and redeem shares of the Fund;

               (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

               (iii) respond to correspondence by security brokers and others relating to its duties;

               (iv) maintain shareholder accounts;

               (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares, C Shares and H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares, C Shares or H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares, C Shares or H Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                     (i) aggregating and processing purchase and redemption requests from customers;

                     (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares, C Shares or H Shares;

                     (iii)  processing dividend payments from the Funds;

                     (iv) providing information periodically to customers showing their position in A Shares, B Shares, C Shares or H Shares;

                     (v)    arranging for bank wires;

                     (vi) responding to customer inquiries relating to the services performed with respect to A Shares, B Shares, C Shares or H Shares beneficially owned by customers;

                     (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

                     (viii) forwarding shareholder communications; and

                     (ix)   other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to its Advisory Agreement with the Trust, IMC is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the last three fiscal years, the Trust paid brokerage commissions as follows:


FUND                                                                      2001              2000              1999
----                                                                      ----              ----              ----
Core Equity Fund...................................................... $   71,863         $  116,186        $        0
Equity Growth Fund.................................................... $  660,374         $  877,246        $1,271,614
Equity Index Fund..................................................... $   44,928         $  172,962        $   93,484(1)
International Equity Fund............................................. $3,890,621         $1,361,482        $  726,464
Large Cap Ultra Fund(2)............................................... $  357,663         $  839,727        $  414,931
Large Cap Value Fund.................................................. $1,242,844         $  541,396        $  249,890
Mid Cap Growth Fund(2)................................................ $  468,012         $1,061,836        $1,208,884
Small Cap Growth Fund................................................. $  565,260         $  677,189        $  503,450
Small Cap Value Fund.................................................. $1,637,744         $1,892,956        $1,102,442
Tax Managed Equity Fund............................................... $   12,424         $   24,414        $   26,801
Aggressive Allocation Fund............................................ $        0(3)           *                 *
Balanced Allocation Fund.............................................. $  423,436         $  110,235        $   33,019(1)
Conservative Allocation Fund.......................................... $        0(3)           *                 *
Bond Fund............................................................. $        0         $        0        $        0
GNMA Fund............................................................. $        0         $        0        $        0
Intermediate Bond Fund................................................ $        0         $        0        $        0
Limited Maturity Bond Fund............................................ $        0         $        0        $        0
Total Return Advantage Fund........................................... $        0         $        0        $        0
U.S. Government Income Fund(2)........................................ $        0         $        0        $        0
Michigan Municipal Bond Fund(2)....................................... $        0         $        0        $        0
National Tax Exempt Bond Fund......................................... $        0         $        0        $        0
Ohio Tax Exempt Bond Fund............................................. $        0         $        0        $        0
Pennsylvania Municipal Bond Fund...................................... $        0         $        0        $        0

------------------------------

*      Not in operation during the period.
(1) For the period July 10, 1998 (commencement of operations) through May 31, 1999.
(2) Brokerage commissions shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(3)    For the period March 6, 2001 (commencement of operations) to May 31,
       2001.

                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2001, (a) the Equity Index Fund had acquired securities of Bear Stearns, J.P. Morgan, and Merrill Lynch; (b) the Mid Cap Growth Fund had entered into a repurchase agreement with Morgan Stanley; (c) the Bond Fund had acquired securities of Citigroup and Salomon Smith Barney; (d) the GNMA Fund had acquired securities of Credit Suisse First Boston; (e) the Intermediate Bond Fund had acquired securities of Citigroup, Salomon Smith Barney and Bear Stearns; (f) the Limited Maturity Bond Fund had acquired securities of Dean Witter Morgan Stanley; (g) the Total Return Advantage Fund had acquired securities of Bear Stearns and Citigroup; (h) the Money Market Fund had entered into repurchase transactions with Goldman Sachs, JP Morgan Chase and Salomon Smith Barney; (i) the Government Money Market Fund had entered into repurchase transactions with Goldman Sachs and Salomon Smith Barney; (j) the Treasury Plus Money Market Fund had entered into repurchase transactions with Goldman Sachs, J.P.Morgan Chase, Morgan Stanley Dean Witter and Salomon Smith Barney; (k) the Large Cap Ultra Fund had acquired securities of Merrill Lynch; and (l) the Large Cap Value Fund had acquired securities of Merrill Lynch.

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2001 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.

                  The financial highlights for the fiscal periods presented through May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund and Armada Treasury Plus Money Market Fund were audited by Parkstone's former independent accountants.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio tax counsel for the Trust and has reviewed the section of this SAI entitled "Additional Tax Information concerning the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds." Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust and has reviewed the section of the SAI entitled "Special Considerations Regarding Investment in Michigan Municipal Securities."


                             PERFORMANCE INFORMATION
                             -----------------------

YIELD FOR THE FIXED INCOME FUNDS AND TAX FREE FUNDS
---------------------------------------------------

                  Each Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                             Yield = 2 [([(a-b)/cd] + 1)to the sixth power) - 1]


      Where:        a =      dividends and interest earned during the period.

                    b =      expenses accrued for the period (net of
                             reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares," "Sales Charges - Front-End Sales Charges - Class H Shares," "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class H Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class C Shares" in the Prospectuses.

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

                  For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class I Shares of each of the Fixed Income Funds (except the Strategic Income Bond Fund) and the Tax Free
Funds were:




                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD             YIELD
Bond...................................................................6.03%               *

GNMA...................................................................5.72%               *

Intermediate Bond......................................................5.46%               *

Limited Maturity Bond..................................................5.69%               *

Total Return Advantage.................................................5.48%               *

U.S. Government Income.................................................5.01%               *

Michigan Municipal Bond................................................4.51%             7.95%

National Tax Exempt Bond...............................................4.31%             7.08%

Ohio Tax Exempt Bond...................................................4.33%             8.03%

Pennsylvania Municipal Bond............................................4.51%             7.76%

----------------------
* Not applicable

                  For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class A Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:


                                                                                    TAX-EQUIVALENT
FUND                                                                    YIELD            YIELD
Bond...................................................................5.79%               *

GNMA...................................................................5.47%               *

Intermediate Bond......................................................5.21%               *

Limited Maturity Bond..................................................5.58%               *

Total Return Advantage.................................................5.23%               *

U.S. Government Income.................................................4.76%               *

Michigan Municipal Bond................................................4.41%             7.78%

National Tax Exempt Bond...............................................4.21%             6.91%

Ohio Tax Exempt Bond...................................................4.23%             7.84%

Pennsylvania Municipal Bond............................................4.41%             7.59%

----------------------
* Not applicable

                  For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class B Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:



                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD             YIELD
Bond...................................................................5.08%               *

GNMA...................................................................4.77%               *

Intermediate Bond......................................................4.51%               *

Limited Maturity Bond..................................................4.70%               *

Total Return Advantage.................................................4.49%               *

U.S. Government Income.................................................4.05%               *

Michigan Municipal Bond................................................3.56%             6.28%

National Tax Exempt Bond...............................................3.51%             5.76%

Ohio Tax Exempt Bond...................................................  **               **

Pennsylvania Municipal Bond............................................  **               **

----------------------
*  Not applicable
** Share class not offered as of May 31, 2001.

                  For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class C Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:

                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD             YIELD
Bond...................................................................5.10%               *
GNMA...................................................................4.77%               *
Intermediate Bond......................................................4.51%               *
Limited Maturity Bond..................................................4.70%               *
Total Return Advantage.................................................4.52%               *
U.S. Government Income.................................................4.07%               *
Michigan Municipal Bond................................................  **               **
National Tax-Exempt Bond...............................................3.36%             5.52%
Ohio Tax Exempt Bond...................................................3.38%             6.27%
Pennsylvania Municipal Bond............................................3.53%             6.08%

----------------------

*    Not applicable

**   Share class not offered as of May 31, 2001.

     The tax equivalent yields provided in the tables above assumed a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Tax Exempt Bond Fund; a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Bond Fund; and a 4.2% Michigan tax rate for the Michigan Municipal Bond Fund.

     Prior to the date of this Statement of Additional Information, Class H Shares of the Funds had not yet commenced operations. Accordingly, there are no yields or tax-equivalent yields to report.

YIELDS FOR THE MONEY MARKET FUNDS

     Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.

                  For the seven-day period ended May 31, 2001, the yields and effective yields for Class A Shares of the Money Market Funds, and the tax-equivalent yield for Class A Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                                                     TAX-EQUIVALENT
FUND                                                                   YIELD        EFFECTIVE YIELD       YIELD
Government Money Market................................................3.72%             3.79%              *
Money Market...........................................................3.71%             3.78%              *
Ohio Municipal Money Market............................................2.78%             2.82%            5.16%
Pennsylvania Tax Exempt Money Market...................................2.81%             2.85%            4.84%
Tax Exempt Money Market................................................2.77%             2.81%            4.55%
Treasury Money Market..................................................3.48%             3.54%              *
Treasury Plus Money Market.............................................3.28%             3.34%              *

----------

*    Not applicable

     For the seven-day period ended May 31, 2001, the yield and effective yield for Class I Shares of the Money Market Funds, and the tax-equivalent yields for Class I Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                                                      TAX-EQUIVALENT
FUND                                                                   YIELD        EFFECTIVE YIELD       YIELD
Government Money Market................................................3.97%             4.05%              *
Money Market...........................................................3.96%             4.04%              *
Ohio Municipal Money Market............................................2.93%             2.98%            5.43%
Pennsylvania Tax Exempt Money Market...................................2.96%             3.00%            5.09%
Tax Exempt Money Market................................................2.92%             2.96%            4.79%
Treasury Money Market..................................................3.73%             3.80%              *
Treasury Plus Money Market.............................................3.52%             3.59%              *

----------
*    Not applicable

     For the seven-day period ended May 31, 2001, the yield and effective yield for Class B Shares of the Money Market Fund were 3.01% and 3.06%, respectively.

     For the seven-day period ended May 31, 2001, the yield and effective yield for Class C Shares of the Money Market Fund were 3.04% and 3.08%, respectively.

     The tax equivalent yields provided in the tables above assume a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Municipal Money Market Fund; and a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Money Market Fund.

     Prior to the date of this Statement of Additional Information, Class B Shaes of the Tax Exempt Money Market Fund and Class H Shares of the Money Market Fund had not yet commenced operations. Accordingly, there are no yields or tax-equivalent yields to report.

TOTAL RETURN

     Each Fund (other than the Money Market Funds) computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    T = [(ERV  (exponent 1/n) / P) - 1]


         Where:            T =      average annual total return

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n =      period covered by the computation,
                                    expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         T = (ERV/P)  - 1

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The following table shows the average annual total returns since inception for the Funds (other than the Money Market Funds) as of May 31, 2001, both with and without deduction of any applicable sales charges. Prior to the date of this Statement of Additional Information, Class H Shares of the Funds had not yet commenced operations.


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/01 (WITHOUT
                                             5/31/01 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Core Equity Fund
    Class A                                            9.71%                       11.34%                  08/01/97
    Class B                                            10.63%                      11.32%                  01/06/98
    Class C                                           (5.03)%                      (4.42)%                 01/20/00
    Class I                                             N/A                        11.62%                  08/01/97

Armada Equity Growth Fund
    Class A                                            12.19%                      12.82%                  04/15/91
    Class B                                            8.13%                        8.86%                  01/06/98
    Class C                                           (9.73)%                      (9.08)%                 01/27/00
    Class I                                             N/A                        13.71%                  12/20/89

Armada Equity Index
    Class A                                            6.36%                        7.90%                  10/15/98
    Class B                                           (10.66)%                     (7.35)%                 01/04/00
    Class C                                           (11.31)%                    (10.66)%                 01/17/00
    Class I                                             N/A                         4.04%                  07/10/98

Armada International Equity Fund
    Class A                                            2.58%                        4.10%                  08/01/97
    Class B                                            5.45%                        6.22%                  01/06/98
    Class C                                           (19.92)%                    (19.38)%                 01/05/00
    Class I                                             N/A                         4.37%                  08/01/97

Armada Large Cap Ultra Fund(2)
    Class A                                            13.17%                      14.38%                  02/01/96
    Class B                                             N/A                        13.57%                  02/01/96
    Class C(1)                                        (31.25)%                    (30.66)%                 06/15/00
    Class I                                             N/A                        15.13%                  12/28/95

Armada Large Cap Value Fund
    Class A                                            12.37%                      13.31%                  08/22/94
    Class B                                            5.16%                        5.93%                  01/06/98
    Class C                                            11.57%                      12.29%                  01/27/00
    Class I                                             N/A                        13.72%                  07/01/94

Armada Mid Cap Growth Fund(2)
    Class A                                            12.55%                      13.05%                  10/31/88
    Class B                                             N/A                        10.46%                  02/04/94
    Class C(1)                                        (30.30)%                    (29.86)%                 06/15/00
    Class I                                             N/A                        13.17%                  10/31/88


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/01 (WITHOUT
                                             5/31/01 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Small Cap Growth Fund
    Class A                                            5.02%                        6.58%                  08/01/97
    Class B                                            3.89%                        4.69%                  01/06/98
    Class C                                           (18.66)%                    (18.11)%                 01/20/00
    Class I                                             N/A                         6.87%                  08/01/97

Armada Small Cap Value Fund
    Class A                                            15.54%                      16.50%                  08/15/94
    Class B                                            9.43%                       10.13%                  01/06/98
    Class C                                            31.16%                      31.84%                  01/27/00
    Class I                                             N/A                        17.19%                  07/26/94

Armada Tax Managed Equity Fund(3)
    Class A                                            5.93%                        7.92%                  05/11/98
    Class B                                            5.76%                        6.62%                  05/04/98
    Class C                                           (9.20)%                      (8.54)%                 01/10/00
    Class I                                             N/A                         8.01%                  04/09/98

Armada Aggressive Allocation Fund
    Class A(1)                                        (5.12)%                      (0.38)%                 03/06/01
    Class B(1)                                        (5.35)%                      (0.38)%                 05/08/01
    Class C                                              *                            *                        *
    Class I(1)                                          N/A                        (0.36)%                 03/06/01

Armada Balanced Allocation Fund
    Class A                                            5.27%                        7.11%                  07/31/98
    Class B                                            5.46%                        6.88%                  11/11/98
    Class C                                           (4.51)%                      (3.77)%                 04/20/00
    Class I                                             N/A                         6.20%                  07/10/98

Armada Conservative Allocation Fund
    Class A(1)                                        (3.90)%                       0.90%                  03/06/01
    Class B                                              *                            *                        *
    Class C(1)                                        (0.10)%                       0.90%                  05/23/01
    Class I(1)                                          N/A                         0.94%                  03/06/01

Armada Bond Fund
    Class A                                            6.70%                        7.11%                  10/31/88
    Class B                                             N/A                         4.66%                  02/04/94
    Class C(1)                                         7.06%                        8.06%                  06/12/00
    Class I                                             N/A                         7.30%                  10/31/88

Armada GNMA Fund
    Class A                                            5.93%                        7.02%                  09/11/96
    Class B                                            5.42%                        8.05%                  08/11/99
    Class C                                            8.63%                        9.35%                  01/27/00
    Class I                                             N/A                         7.38%                  08/10/94

Armada Intermediate Bond Fund
    Class A                                            5.85%                        6.36%                  04/15/91


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/01 (WITHOUT
                                             5/31/01 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
    Class B                                            3.20%                        3.98%                  01/06/98
    Class C                                            8.43%                        9.43%                  05/30/00
    Class I                                             N/A                         6.98%                  12/20/89

Armada Limited Maturity Bond Fund
    Class A                                            5.36%                        5.80%                  09/09/94
    Class B                                            2.49%                        5.18%                  08/11/99
    Class C                                            4.92%                        5.65%                  01/27/00
    Class I                                             N/A                         5.85%                  07/07/94

Armada Total Return Advantage Fund
    Class A                                            6.27%                        7.05%                  09/06/94
    Class B                                            5.06%                        7.93%                  09/29/99
    Class C(1)                                         5.54%                        6.54%                  10/03/00
    Class I                                             N/A                         7.40%                  07/07/94

Armada U.S. Government Income Fund(2)
    Class A
    Class B                                            5.60%                        6.20%                  11/12/92
    Class C(1)                                          N/A                         5.32%                  02/04/94
    Class I                                            8.51%                        9.51%                  06/21/00
                                                        N/A                         6.42%                  11/12/92

Armada Michigan Municipal Bond Fund(2)
    Class A
    Class B                                            5.27%                        5.75%                  07/02/90
    Class C                                             N/A                         3.68%                  02/04/94
    Class I                                              *                            *                        *
                                                        N/A                         5.92%                  07/02/90

Armada National Tax Exempt Bond
  Fund(4)
    Class A                                            2.83%                        4.54%                  06/19/98
    Class B                                            1.15%                        2.78%                  01/29/99
    Class C                                            5.81%                        6.59%                  02/24/00
    Class I                                             N/A                         4.66%                  04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                            5.30%                        5.62%                  04/15/91
    Class B                                              *                            *                        *
    Class C(1)                                         6.08%                        7.08%                  06/23/00
    Class I                                             N/A                         5.63%                  01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A                                            4.57%                        5.24%                  09/11/96
    Class B                                              *                            *                        *
    Class C                                            3.24%                        4.03%                  02/24/00



                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/01 (WITHOUT
                                             5/31/01 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
    Class I                                             N/A                         5.16%                  08/10/94


N/A      Not applicable.

*        Share class not offered as of May 31, 2001.

(1) Share class had been in operation for less than one year as of May 31, 2001. Performance quoted is cumulative since inception.

(2) Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

(3) Includes the history of a predecessor common trust fund which commenced operations June 30, 1984.

(4) Includes the history of a predecessor common trust fund which commenced operations on July 31, 1984.

     The following table shows the one year, five year and ten year returns for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2001, taking into account the effect of maximum applicable sales loads. Prior to the date of this Statement of Additional Information, Class H Shares of the Funds had not yet commenced operations.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
Armada Core Equity Fund
    Class A                                     (11.08)%              *                 *                08/01/97
    Class B                                     (10.56)%              *                 *                01/06/98
    Class C                                     (7.30)%               *                 *                01/20/00
    Class I                                     (5.63)%               *                 *                08/01/97

Armada Equity Growth Fund
    Class A                                     (17.33)%           14.20%             12.08%             04/15/91
    Class B                                     (17.27)%              *                 *                01/06/98
    Class C                                     (13.89)%              *                 *                01/27/00
    Class I                                     (12.26)%           15.80%             13.01%             12/20/89

 Armada Equity Index
    Class A                                     (14.19)%              *                 *                10/15/98
    Class B                                     (15.89)%              *                 *                01/04/00
    Class C                                     (12.40)%              *                 *                01/17/00
    Class I                                     (10.64)%              *                 *                07/10/98

Armada International Equity Fund
    Class A                                     (27.11)%              *                 *                08/01/97


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
    Class B                                     (27.05)%              *                 *                01/06/98
    Class C                                     (24.11)%              *                 *                01/05/00
    Class I                                     (22.74)%              *                 *                08/01/97

Armada Large Cap Ultra Fund(1)
    Class A                                     (30.40)%           12.28%               *                02/01/96
    Class B                                     (29.98)%           12.50%               *                02/01/96
    Class C                                        *                  *                 *                06/15/00
    Class I                                     (26.18)%           13.86%               *                12/28/95

Armada Large Cap Value Fund
    Class A                                      6.24%             10.89%               *
    Class B                                      6.69%                *                 *                08/22/94
    Class C                                      10.67%               *                 *                01/06/98
    Class I                                      12.67%            12.44%               *                01/27/00
                                                                                                         07/01/94

Armada Mid Cap Growth Fund(1)
    Class A                                     (28.38)%            7.02%             11.82%
    Class B                                     (27.04)%            7.39%               *                10/31/88
    Class C                                        *                  *                 *                02/04/94
    Class I                                     (23.89)%            8.41%             12.61%             06/15/00
                                                                                                         10/31/88

Armada Small Cap Growth Fund
    Class A                                     (19.64)%              *                 *                08/01/97
    Class B                                     (19.42)%              *                 *                01/06/98
    Class C                                     (16.09)%              *                 *                01/20/00
    Class I                                     (14.72)%              *                 *                08/01/97

Armada Small Cap Value Fund
    Class A                                      23.37%            14.37%               *                08/15/94
    Class B                                      24.62%               *                 *                01/06/98
    Class C                                      28.62%               *                 *                01/27/00
    Class I                                      30.89%            16.08%               *                07/26/94

Armada Tax Managed Equity Fund(2)
    Class A                                     (16.59)%              *                 *                05/11/98
    Class B                                     (16.76)%              *                 *                05/04/98
    Class C                                     (13.48)%              *                 *                01/10/00
    Class I                                     (11.53)%              *                 *                04/09/98

Armada Aggressive Allocation Fund
    Class A                                        *                  *                 *                03/06/01
    Class B                                        *                  *                 *                05/08/01
    Class C                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                     (6.56)%               *                 *                07/31/98
    Class B                                     (6.83)%               *                 *                11/11/98
    Class C                                     (3.53)%               *                 *                04/20/00


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
    Class I                                     (1.68)%               *                 *                07/10/98

Armada Conservative Allocation Fund
    Class A                                        *                  *                 *                03/06/01
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                        *                  *                 *                05/23/01
    Class I                                        *                  *                 *                03/06/01

Armada Bond Fund
    Class A                                      5.00%              5.06%             6.18%              10/31/88
    Class B                                      4.46%              4.98%               *                02/04/94
    Class C                                        *                  *                 *                06/12/00
    Class I                                      10.50%             6.34%             6.93%              10/31/88

Armada GNMA Fund
    Class A                                      5.95%                *                 *                09/11/96
    Class B                                      5.50%                *                 *                08/11/99
    Class C                                      9.39%                *                 *                01/27/00
    Class I                                     11.45%              7.20%               *                08/10/94

Armada Intermediate Bond Fund
    Class A                                      4.70%              4.67%             5.83%              04/15/91
    Class B                                      4.00%                *                 *                01/06/98
    Class C                                      8.22%                *                 *                05/30/00
    Class I                                      10.16%             6.03%             6.68%              12/20/89

Armada Limited Maturity Bond Fund
    Class A                                      4.97%              5.21%               *                09/09/94
    Class B                                      2.16%                *                 *                08/11/99
    Class C                                      6.06%                *                 *                01/27/00
    Class I                                      8.21%              5.84%               *                07/07/94

Armada Total Return Advantage Fund
    Class A                                      6.71%              5.89%               *                09/06/94
    Class B                                      6.18%                *                 *                09/29/99
    Class C                                        *                  *                 *                10/03/00
    Class I                                      12.04%             7.17%               *                07/07/94

Armada U.S. Government Income Fund(1)
    Class A
    Class B                                      6.33%              5.62%               *                11/12/92
    Class C                                      5.90%              5.53%               *                02/04/94
    Class I                                        *                  *                 *                06/21/00
                                                 11.95%             6.90%               *                11/12/92


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
Armada Michigan Municipal Bond Fund(1)
    Class A                                      4.88%              4.04%             5.04%              07/02/90
    Class B                                      4.31%              3.92%               *                02/04/94
    Class C                                       N/A                N/A               N/A                  N/A
    Class I                                     10.36%              5.29%             5.74%              07/02/90


Armada National Tax Exempt Bond
  Fund(3)
    Class A                                      4.67%                *                 *                06/19/98
    Class B                                      4.09%                *                 *                01/29/99
    Class C                                      7.30%                *                 *                02/24/00
    Class I                                     10.07%                *                 *                04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                      6.55%              4.70%             5.31%              04/15/91
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                        *                  *                 *                06/23/00
    Class I                                     10.00%              5.41%             5.63%              01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A                                      6.20%                *                 *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      4.18%                *                 *                02/24/00
    Class I                                      9.64%              5.34%               *                08/10/94



N/A      Share class not offered as of May 31, 2001.

*        Not in operation during the entire period.

(1) Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

(2) Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.

(3) Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

PERFORMANCE REPORTING
                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Balanced Allocation Fund and the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index.

     Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

     Performance data will be calculated separately for each class of shares of the Funds.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

     As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

     As of January 16, 2002, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

  ARMADA EQUITY INDEX FUND A SHARES
  FIRST CLEARING CORPORATION
  A/C 6956-8888                                                  ARMADA EQUITY INDEX FUND I SHARES
  DR FRANK RADOSEVICH IRA                                        NATIONAL CITY BANK
  FCC AS CUSTODIAN                                               ATTN TRUST MUTUAL FUNDS
  5632 N ISABELL                                                 PO BOX 94984
  PEORIA IL  61614-4135                                          CLEVELAND OH  44101-4984
  SHARES:  44,622.585                                            SHARES:  19,750,197.887
  6.01%                                                          56.88%

  ARMADA EQUITY INDEX FUND I SHARES
  SHELDON & CO. (REINV)                                          ARMADA EQUITY INDEX FUND I SHARES
  ATTN TRUST MUTUAL FUNDS                                        SHELDON & CO TTEE
  ACCOUNT #10023342                                              C/O NATIONAL CITY BANK
  PO BOX 94777                                                   TRUST MUTUAL FDS
  CLEVELAND OH  44101-4777                                       PO BOX 94777
  SHARES:  9,566,898.040                                         CLEVELAND OH  44101-4777
  27.55%                                                         SHARES:  1,970,765.931
                                                                 5.68%

  ARMADA EQUITY INDEX FUND I SHARES                              ARMADA OHIO MUNI MONEY MARKET I SHARES
  SHELDON & CO. (CASH/REINV)                                     NATIONAL CITY BANK
  C/O NATIONAL CITY BANK                                         OPERATIONS CENTER
  ATTN: TRUST MUTUAL FUNDS                                       3RD FLOOR NORTH ANNEX
  PO BOX 94777                                                   4100 W. 150TH STREET
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44135-1389
  SHARES:  1,835,369.761                                         SHARES:  237,512,704.360
  5.29%                                                          92.45%

  ARMADA OHIO MUNI MONEY MARKET I SHARES                         ARMADA BALANCED ALLOCATION I SHARES
  NATCITY INVESTMENTS                                            NATIONAL CITY BANK
  ATTN JO BREDT                                                  ATTN TRUST MUTUAL FUNDS
  1965 EAST SIXTH STREET LOC #3090                               PO BOX 94984
  CLEVELAND OH  44114-2226                                       CLEVELAND OH  44101-4984
  SHARES:  18,852,197.420                                        SHARES:  14,136,536.745
  7.34%                                                          77.41%

  ARMADA BALANCED ALLOCATION I SHARES
  SHELDON & CO. (REINV)                                          ARMADA BALANCED ALLOCATION I SHARES
  ATTN TRUST MUTUAL FUNDS                                        SHELDON & CO TTEE
  ACCOUNT #10023342                                              C/O NATIONAL CITY BANK
  PO BOX 94777                                                   TRUST MUTUAL FDS
  CLEVELAND OH  44101-4777                                       PO BOX 94777
  SHARES:  2,494,108.101                                         CLEVELAND OH  44101-4777
  13.66%                                                         SHARES:  1,104,252.753
                                                                 6.05%

  ARMADA TAX MANAGED EQUITY I SHARES
  SHELDON & CO TTEE                                              ARMADA TAX MANAGED EQUITY I SHARES
  C/O NATIONAL CITY BANK                                         SHELDON & CO TTEE
  TRUST MUTUAL FDS                                               C/O NATIONAL CITY BANK
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       ATTN: TRUST MUTUAL FUNDS
  SHARES:  8,329,713.089                                         CLEVELAND OH  44101-4777
  50.38%                                                         SHARES:  7,317,903.546
                                                                 44.26%

  ARMADA MONEY MARKET FUND B SHARES
  DONALDSON LUFKIN JENRETTE                                      ARMADA MONEY MARKET FUND B SHARES
  SECURITIES CORPORATION INC.                                    SHORE WEST CONSTRUCTION 401(K) PLAN
  P.O. BOX 2052                                                  JUDITH E SANTORA
  JERSEY CITY NJ  07303-2052                                     3930 WOODPARK DR
  SHARES:  196,364.930                                           N OLMSTED OH  44070-1774
  16.83%                                                         SHARES:  114,402.320
                                                                 9.81%

  ARMADA MONEY MARKET FUND B SHARES                              ARMADA MONEY MARKET FUND B SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 5804-9547                                                  A/C 7335-5550
  MILDRED E MAY                                                  ROGER L SCHAFER IRA
  MILDRED E MAY                                                  FCC AS CUSTODIAN
  6205 SIX MILE LANE                                             3945 7TH ST
  LOUISVILLE KY  40218-2348                                      NEW KENSINGTN PA  15068-7205
  SHARES:  77,361.560                                            SHARES:  59,780.600
  6.63%                                                          5.12%

  ARMADA NAT'L TAX EXEMPT BOND I SHARES                          ARMADA NAT'L TAX EXEMPT BOND I SHARES
  SHELDON & CO TTEE                                              SHELDON & CO
  C/O NATIONAL CITY BANK                                         C/O NATIONAL CITY BANK
  TRUST MUTUAL FDS                                               TRUST MUTUAL FDS
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  11,287,513.810                                        SHARES:  3,798,754.683
  70.91%                                                         23.86%

  ARMADA TREASURY PL MONEY MKT A SHARES                          ARMADA NAT'L TAX EXEMPT BOND B SHARES
  SARASOTA SAILING SQUADRON INC                                  RAYMOND JAMES & ASSOC INC
  P O BOX 1927                                                   FBO HAWKINS,C TRUST
  SARASOTA FL  34230-1927                                        BIN# 43406825
  SHARES:  69,259.780                                            880 CARILLON PKWY
  84.41%                                                         ST PETERSBURG FL  33716-1100
                                                                 SHARES:  13,420.257
                                                                 21.46%

  ARMADA NAT'L TAX EXEMPT BOND B SHARES
  FIRST CLEARING CORPORATION
  A/C 8766-2346                                                  ARMADA NAT'L TAX EXEMPT BOND B SHARES
  ALBERT C WOELLERT TRUST                                        LPL FINANCIAL SERVICES
  MYRNA WOELLERT TTEE                                            A/C 1476-8134
  10075 GLEN EAGLE LANE                                          9785 TOWNE CENTRE DRIVE
  TWINSBURG OH  44087-2623                                       SAN DIEGO CA  92121-1968
  SHARES:  9,832.842                                             SHARES:  6,281.687
  15.72%                                                         10.05%

  ARMADA NAT'L TAX EXEMPT BOND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA NAT'L TAX EXEMPT BOND B SHARES
  A/C 5482-0768                                                  FIRST CLEARING CORPORATION
  THEODORE R MCDONALD &                                          A/C 2099-9089
  ROSE ANN MCDONALD                                              JAMES E CHENAULT &
  7712 ST BERNARD CT                                             JUDITH E CHENAULT
  LOUISVILLE KY  40291-2462                                      8609 COOL BROOK CT
  SHARES:  5,468.571                                             LOUISVILLE KY  40291-1501
  8.74%                                                          SHARES:  4,878.649
                                                                 7.80%

  ARMADA INTERMEDIATE BOND FUND B SHARES                         ARMADA TAX MANAGED EQUITY A SHARES
  FIRST CLEARING CORPORATION                                     NFSC FEBO  # Z41-257923
  A/C 1202-4114                                                  ALLISON P VANHARTESVELDT
  EUGENE ARRIGONI IRA                                            TSO EURSWA
  FCC AS CUSTODIAN                                               PSC 817, BOX 8
  4101 GRADY SMITH RD                                            FPO NY  09622
  LOGANVILLE GA  30052-3650                                      SHARES:  80,131.034
  SHARES:  16,295.032                                            5.34%
  11.81%

  ARMADA NAT'L TAX EXEMPT BOND A SHARES                          ARMADA OHIO MUNI MONEY MARKET A SHARES
  FIRST CLEARING CORPORATION                                     NATIONAL CITY BANK
  A/C 1143-7442                                                  FBO PCG/RETAIL SWEEP CUSTOMER
  BILL ANEST                                                     770 W BROAD STREET LOC 16-0347
  400 S CURRAN                                                   COLUMBUS OH  43222-1419
  GRAYSLAKE IL  60030-9202                                       SHARES:  62,372,135.910
  SHARES:  376,055.250                                           93.82%
  55.26%

  ARMADA MONEY MARKET FUND I SHARES
  NATIONAL CITY BANK                                             ARMADA MONEY MARKET FUND I SHARES
  OPERATIONS CENTER                                              NATIONAL CITY BANK
  3RD FLOOR NORTH ANNEX                                          TRUST OPERATIONS
  4100 W. 150TH STREET                                           OPERATIONS CENTER
  CLEVELAND OH  44135-1389                                       3RD FLOOR NORTH ANNEX
  SHARES:  2,764,655,750.350                                     4100 W. 150TH STREET
  61.92%                                                         CLEVELAND OH  44135-1389
                                                                 SHARES:  1,241,177,610.370
                                                                 27.80%

  ARMADA TAX EXEMPT MONEY MARKET I SHARES
  NATIONAL CITY BANK                                             ARMADA TAX EXEMPT MONEY MARKET I SHARES
  OPERATIONS CENTER                                              NATIONAL CITY BANK
  3RD FLOOR NORTH ANNEX                                          TRUST OPERATIONS
  4100 W. 150TH STREET                                           OPERATIONS CENTER
  CLEVELAND OH  44135-1389                                       3RD FLOOR NORTH ANNEX
  SHARES:  486,581,367.220                                       4100 W 150TH STREET
  89.29%                                                         CLEVELAND OH  44135-1389
                                                                 SHARES:  46,480,403.140
                                                                 8.53%

  ARMADA GOV'T MONEY MARKET I SHARES
  NATIONAL CITY BANK                                             ARMADA TREASURY MONEY MARKET I SHARES
  OPERATIONS CENTER                                              NATIONAL CITY BANK
  3RD FLOOR NORTH ANNEX                                          OPERATIONS CENTER
  4100 W. 150TH STREET                                           3RD FLOOR NORTH ANNEX
  CLEVELAND OH  44135-1389                                       4100 W. 150TH STREET
  SHARES:  1,942,203,412.190                                     CLEVELAND OH  44135-1389
  93.15%                                                         SHARES:  448,329,202.210
                                                                 90.46%

  ARMADA TREASURY MONEY MARKET I SHARES                          ARMADA SMALL CAP GROWTH FUND I SHARES
  NATCITY INVESTMENTS INC                                        SHELDON & CO TTEE
  ATTN JO BREDT                                                  C/O NATIONAL CITY BANK
  1965 EAST SIXTH STREET LOC #3090                               TRUST MUTUAL FDS
  CLEVELAND OH  44114-2226                                       PO BOX 94984
  SHARES:  35,112,172.270                                        CLEVELAND OH  44101-4984
  7.08%                                                          SHARES:  9,048,305.671
                                                                 32.40%

  ARMADA SMALL CAP GROWTH FUND I SHARES                          ARMADA SMALL CAP GROWTH FUND I SHARES
  SHELDON & CO. (REINV)                                          SHELDON & CO
  ATTN TRUST MUTUAL FUNDS                                        C/O NATIONAL CITY BANK
  ACCOUNT #10023342                                              TRUST MUTUAL FDS
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  7,315,103.715                                         SHARES:  6,155,283.098
  26.20%                                                         22.04%

  ARMADA SMALL CAP GROWTH FUND I SHARES
  NATIONAL CITY BANK                                             ARMADA EQUITY GROWTH FUND I SHARES
  ATTN TRUST MUTUAL FUNDS                                        NATIONAL CITY BANK
  PO BOX 94984                                                   ATTN TRUST MUTUAL FUNDS
  CLEVELAND OH  44101-4984                                       PO BOX 94984
  SHARES:  3,858,540.762                                         CLEVELAND OH  44101-4984
  13.82%                                                         SHARES:  12,499,427.337
                                                                 33.38%

  ARMADA EQUITY GROWTH FUND I SHARES
  SHELDON & CO. (CASH/REINV)                                     ARMADA EQUITY GROWTH FUND I SHARES
  C/O NATIONAL CITY BANK                                         SHELDON & CO
  ATTN: TRUST MUTUAL FUNDS                                       C/O NATIONAL CITY BANK
  PO BOX 94777                                                   TRUST MUTUAL FUNDS
  CLEVELAND OH  44101-4777                                       PO BOX 94777
  SHARES:  11,374,676.379                                        CLEVELAND OH  44101-4777
  30.38%                                                         SHARES:  6,339,093.403
                                                                 16.93%

  ARMADA EQUITY GROWTH FUND I SHARES
  SHELDON & CO                                                   ARMADA INTERMEDIATE BOND FUND I SHARES
  PO BOX 94984                                                   SHELDON & CO
  ATTN: TRUST MUTUAL FUNDS                                       PO BOX 94984
  CLEVELAND OH  44101-4984                                       ATTN: TRUST MUTUAL FUNDS
  SHARES:  6,012,769.985                                         CLEVELAND OH  44101-4984
  16.06%                                                         SHARES:  12,047,612.948
                                                                 37.25%

  ARMADA INTERMEDIATE BOND FUND I SHARES                         ARMADA INTERMEDIATE BOND FUND I SHARES
  SHELDON & CO                                                   SEI TRUST COMPANY
  ATTN TRUST MUTUAL FUNDS                                        ATTN MUTUAL FUND ADMINISTRATOR
  PO BOX 94984                                                   ONE FREEDOM VALLEY DRIVE
  CLEVELAND OH  44101-4984                                       OAKS PA  19456
  SHARES:  10,588,490.266                                        SHARES:  4,522,129.828
  32.74%                                                         13.98%

  ARMADA INTERMEDIATE BOND FUND I SHARES                         ARMADA INTERMEDIATE BOND FUND I SHARES
  SHELDON & CO. (REINV)                                          NATIONAL CITY BANK
  ATTN TRUST MUTUAL FUNDS                                        ATTN TRUST MUTUAL FUNDS
  ACCOUNT #10023342                                              PO BOX 94984
  PO BOX 94984                                                   CLEVELAND OH  44101-4984
  CLEVELAND OH  44101-4984                                       SHARES:  1,669,931.906
  SHARES:  3,009,594.388                                         5.16%
  9.31%

  ARMADA OHIO TAX EXEMPT BOND I SHARES
  SHELDON & CO                                                   ARMADA OHIO TAX EXEMPT BOND I SHARES
  FUTURE QUEST-C/O NATIONAL CITY BANK                            SHELDON & CO. (CASH/REINV)
  ATTN TRUST MUTUAL FDS/01-999999774                             C/O NATIONAL CITY BANK
  PO BOX 94984                                                   ATTN: TRUST MUTUAL FUNDS
  CLEVELAND OH  44101-4984                                       PO BOX 94777
  SHARES:  11,356,502.787                                        CLEVELAND OH  44101-4777
  80.13%                                                         SHARES:  1,663,275.588
                                                                 11.74%

  ARMADA LIMITED MATURITY BOND I SHARES
  SHELDON & CO                                                   ARMADA LIMITED MATURITY BOND I SHARES
  FUTURE QUEST-C/O NATIONAL CITY BANK                            SHELDON & CO. (REINV)
  ATTN TRUST MUTUAL FDS/01-999999774                             FUTURE QUEST-C/O NATIONAL CITY BANK
  PO BOX 94984                                                   ATTN TRUST MUTUAL FDS/01-999999774
  CLEVELAND OH  44101-4984                                       PO BOX 94777
  SHARES:  8,546,146.487                                         CLEVELAND OH  44101-4777
  43.56%                                                         SHARES:  6,014,469.206
                                                                 30.66%

  ARMADA LIMITED MATURITY BOND I SHARES
  SHELDON & CO TTEE                                              ARMADA LIMITED MATURITY BOND I SHARES
  FUTURE QUEST-C/O NATIONAL CITY BANK                            NATIONAL CITY BANK
  ATTN TRUST MUTUAL FDS/01-999999774                             ATTN TRUST MUTUAL FUNDS
  PO BOX 94777                                                   PO BOX 94984
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4984
  SHARES:  3,054,613.317                                         SHARES:  1,668,823.482
  15.57%                                                         8.51%

  ARMADA LARGE CAP VALUE FUND I SHARES                           ARMADA LARGE CAP VALUE FUND I SHARES
  SHELDON & CO. (REINV)                                          SHELDON & CO. (CASH/REINV)
  ATTN TRUST MUTUAL FUNDS                                        C/O NATIONAL CITY BANK
  ACCOUNT #10023342                                              ATTN: TRUST MUTUAL FUNDS
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  15,682,667.587                                        SHARES:  12,655,949.606
  36.12%                                                         29.15%

  ARMADA LARGE CAP VALUE FUND I SHARES                           ARMADA LARGE CAP VALUE FUND I SHARES
  SHELDON & CO                                                   NATIONAL CITY BANK
  PO BOX 94984                                                   ATTN TRUST MUTUAL FUNDS
  ATTN: TRUST MUTUAL FUNDS                                       PO BOX 94984
  CLEVELAND OH  44101-4984                                       CLEVELAND OH  44101-4984
  SHARES:  10,383,853.234                                        SHARES:  3,029,412.720
  23.92%                                                         6.98%

  ARMADA TOTAL RETURN ADVANTAGE I SHARES
  SHELDON & CO. (REINV)                                          ARMADA TOTAL RETURN ADVANTAGE I SHARES
  ATTN: TRUST MUTUAL FUNDS                                       SHELDON & CO
  PO BOX 94984                                                   PO BOX 94777
  CLEVELAND OH  44101-4984                                       ATTN: TRUST MUTUAL FUNDS
  SHARES:  14,699,802.081                                        CLEVELAND OH  44101-4777
  54.46%                                                         SHARES:  6,429,347.098
                                                                 23.82%


  ARMADA TOTAL RETURN ADVANTAGE I SHARES
  SHELDON & CO TTEE                                              ARMADA SMALL CAP VALUE FUND I SHARES
  C/O NATIONAL CITY BANK                                         SHELDON & CO. (REINV)
  PO BOX 94777                                                   ATTN TRUST MUTUAL FUNDS
  ATTN: TRUST MUTUAL FUNDS                                       ACCOUNT #10023342
  CLEVELAND OH  44101-4777                                       PO BOX 94777
  SHARES:  5,367,528.936                                         CLEVELAND OH  44101-4777
  19.89%                                                         SHARES:  11,097,134.311
                                                                 29.19%

  ARMADA SMALL CAP VALUE FUND I SHARES
  SHELDON & CO                                                   ARMADA SMALL CAP VALUE FUND I SHARES
  PO BOX 94984                                                   NATIONAL CITY BANK
  ATTN: TRUST MUTUAL FUNDS                                       ATTN TRUST MUTUAL FUNDS
  CLEVELAND OH  44101-4984                                       PO BOX 94984
  SHARES:  10,664,051.857                                        CLEVELAND OH  44101-4984
  28.05%                                                         SHARES:  6,059,295.297
                                                                 15.94%

  ARMADA SMALL CAP VALUE FUND I SHARES                           ARMADA SMALL CAP VALUE FUND I SHARES
  SHELDON & CO. (CASH/REINV)                                     CHARLES SCHWAB & CO INC
  C/O NATIONAL CITY BANK                                         ATTN MUTUAL FUNDS
  ATTN: TRUST MUTUAL FUNDS                                       SPECIAL CUSTODY ACCOUNT
  PO BOX 94777                                                   101 MONTGOMERY ST
  CLEVELAND OH  44101-4777                                       SAN FRANCISCO CA  94104-4122
  SHARES:  5,993,338.650                                         SHARES:  2,104,039.733
  15.77%                                                         5.53%

  ARMADA TREASURY MONEY MARKET A SHARES
  NATIONAL CITY MI/IL                                            ARMADA TREASURY MONEY MARKET A SHARES
  FBO CORPORATE SWEEP CUSTOMER                                   WHEAT FIRST SECURITIES
  CASH MANAGEMENT OERATIONS                                      PO BOX 6629
  770 W BROAD STREET LOC 16-0347                                 GLEN ALLEN VA  23058-6629
  COLUMBUS OH  43222-1419                                        SHARES:  9,825,620.420
  SHARES:  27,458,000.000                                        22.94%
  64.11%



  ARMADA TREASURY MONEY MARKET A SHARES
  NATIONAL CITY BANK                                             ARMADA MONEY MARKET FUND A SHARES
  FBO PCG/RETAIL SWEEP CUSTOMER                                  WHEAT FIRST SECURITIES
  770 W BROAD ST LOC 16-0347                                     PO BOX 6629
  COLUMBUS OH  43222-1419                                        GLEN ALLEN VA  23058-6629
  SHARES:  3,189,826.320                                         SHARES:  875,188,442.920
  7.45%                                                          42.65%

  ARMADA MONEY MARKET FUND A SHARES
  NATIONAL CITY BANK                                             ARMADA MONEY MARKET FUND A SHARES
  FBO CORPORATE AUTOSWEEP                                        NATIONAL CITY MI/IL
  770 W BROAD ST LOC 16-0347                                     FBO CORPORATE SWEEP CUSTOMER
  COLUMBUS OH  43222-1419                                        CASH MANAGEMENT OERATIONS
  SHARES:  328,016,604.400                                       770 W BROAD STREET LOC 16-0347
  15.99%                                                         COLUMBUS OH  43222-1419
                                                                 SHARES:  324,166,000.000
                                                                 15.80%

  ARMADA MONEY MARKET FUND A SHARES
  PENNSYLVANIA                                                   ARMADA MONEY MARKET FUND A SHARES
  FBO CORPORATE AUTOSWEEP CUSTOMERS                              NATIONAL CITY BANK
  C/O NATIONAL CITY BANK OF PA                                   FBO PCG/RETAIL SWEEP CUSTOMER
  300 FOURTH STREET  2-191                                       770 W BROAD STREET LOC 16-0347
  PITTSBURGH PA  15222-2003                                      COLUMBUS OH  43222-1419
  SHARES:  295,689,000.000                                       SHARES:  106,566,261.770
  14.41%                                                         5.19%

  ARMADA GOV'T MONEY MARKET A SHARES                             ARMADA GOV'T MONEY MARKET A SHARES
  NATIONAL CITY MI/IL                                            PENNSYLVANIA
  FBO CORPORATE SWEEP CUSTOMER                                   FBO CORPORATE AUTOSWEEP CUSTOMERS
  CASH MANAGEMENT OERATIONS                                      C/O NATIONAL CITY BANK OF PA
  770 W BROAD STREET LOC 16-0347                                 300 FOURTH STREET  2-191
  COLUMBUS OH  43222-1419                                        PITTSBURGH PA  15222-2003
  SHARES:  286,530,000.000                                       SHARES:  254,598,000.000
  38.12%                                                         33.87%

  ARMADA GOV'T MONEY MARKET A SHARES                             ARMADA GOV'T MONEY MARKET A SHARES
  NATIONAL CITY BANK                                             WHEAT FIRST SECURITIES
  FBO CORPORATE AUTOSWEEP                                        PO BOX 6629
  770 W BROAD STREET LOC 16-0347                                 GLEN ALLEN VA  23058-6629
  COLUMBUS OH  43222-1419                                        SHARES:  88,690,136.110
  SHARES:  94,538,400.000                                        11.80%
  12.58%

  ARMADA TAX EXEMPT MONEY MARKET A SHARES
  FIRST CLEARING CORPORATION                                     ARMADA TAX EXEMPT MONEY MARKET A SHARES
  PO BOX 6629                                                    NATIONAL CITY BANK
  GLEN ALLEN VA  23058-6629                                      FBO PCG/RETAIL SWEEP CUSTOMER
  SHARES:  162,831,834.960                                       770 W BROAD STREET LOC 16-0347
  51.68%                                                         COLUMBUS OH  43222-1419
                                                                 SHARES:  57,320,639.630
                                                                 18.19%

  ARMADA TAX EXEMPT MONEY MARKET A SHARES                        ARMADA TAX EXEMPT MONEY MARKET A SHARES
  NATIONAL CITY BANK                                             INDIANA
  FBO CORPORATE AUTOSWEEP                                        NATIONAL CITY BANK OF INDIANA
  770 W BROAD ST LOC 16-0347                                     FBO PCG/RETAIL SWEEP CUSTOMERS
  COLUMBUS OH  43222-1419                                        CASH MANAGEMENT OPERATIONS
  SHARES:  30,462,000.000                                        770 W BROAD ST. LOC. 16-0347
  9.67%                                                          COLUMBUS OH  43222-1419
                                                                 SHARES:  21,037,921.850
                                                                 6.68%

  ARMADA TAX EXEMPT MONEY MARKET A SHARES
  NATIONAL CITY MI/IL                                            ARMADA EQUITY GROWTH FUND A SHARES
  FBO CORPORATE PCG/RETAIL SWEEP CUST                            STATE STREET BANK & TRUST TTEE
  CASH MANAGEMENT OPERATIONS                                     FBO FIRST ENERGY CORP SAVINGS PLAN
  770 W BROAD STREET LOC 16-0347                                 DTD 7/1/98
  COLUMBUS OH  43222-1419                                        105 ROSEMONT AVE WES/IN
  SHARES:  18,206,676.920                                        WESTWOOD MA  02090-2318
  5.78%                                                          SHARES:  4,120,437.468
                                                                 75.55%

  ARMADA OHIO TAX EXEMPT BOND A SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LIMITED MATURITY BOND A SHARES
  A/C 3198-9668                                                  SOY CAPITAL AG SERVICES & TRUST CO
  HARRY E FIGGIE JR TRUST                                        455 N MAIN ST
  HARRY E FIGGIE JR TTEE                                         DECATUR IL  62523-1103
  37001 SHAKER BLVD                                              SHARES:  27,550.700
  CHAGRIN FALLS OH  44022-6643                                   5.12%
  SHARES:  464,769.484
  44.15%

  ARMADA TOTAL RETURN ADVANTAGE A SHARES                         ARMADA TOTAL RETURN ADVANTAGE A SHARES
  MAHONING NAT BANK  OF YOUNGSTOWN                               ARGO TOOL CORPORATION 401K PLAN
  FBO RICHARD WINIFRED                                           LASZLO N REPAY
  ATTN  TRUST DEPARTMENT                                         ATTN LINDA REPAY
  PO BOX 419                                                     PERSONAL AND CONFIDENTIAL
  FINDLAY OH  45839-0419                                         1962 CASE PARKWAY N
  SHARES:  5,848.794                                             TWINSBURG OH  44087
  5.40%                                                          SHARES:  5,461.643
                                                                 5.05%

  ARMADA SMALL CAP VALUE FUND A SHARES                           ARMADA PA TAX EXEMPT MONEY MKT I SHARES
  NATIONWIDE TRUST COMPANY FSB                                   NATIONAL CITY BANK
  C/O IPO PORTFOLIO ACCOUNTING                                   TRUST OPERATIONS
  PO BOX 182029                                                  OPERATIONS CENTER
  COLUMBUS OH  43218-2029                                        3RD FLOOR  NORTH ANNEX
  SHARES:  108,441.867                                           4100 W. 150 TH STREET
  10.75%                                                         CLEVELAND OH  44135-1389
                                                                 SHARES:  141,830,742.840
                                                                 97.73%

  ARMADA PA MUNICIPAL BOND FUND I SHARES
  SHELDON & CO                                                   ARMADA BOND FUND I SHARES
  PO BOX 94984                                                   SHELDON & CO. (CASH/REINV)
  ATTN: TRUST MUTUAL FUNDS                                       C/O NATIONAL CITY BANK
  CLEVELAND OH  44101-4984                                       ATTN: TRUST MUTUAL FUNDS
  SHARES:  4,185,168.386                                         PO BOX 94777
  92.94%                                                         CLEVELAND OH  44101-4777
                                                                 SHARES:  29,327,696.485
                                                                 36.16%

  ARMADA BOND FUND I SHARES
  SHELDON & CO                                                   ARMADA BOND FUND I SHARES
  PO BOX 94984                                                   SHELDON & CO
  ATTN: TRUST MUTUAL FUNDS                                       C/O NATIONAL CITY BANK
  CLEVELAND OH  44101-4984                                       TRUST MUTUAL FUNDS
  SHARES:  17,314,042.352                                        PO BOX 94777
  21.34%                                                         CLEVELAND OH  44101-4777
                                                                 SHARES:  16,967,014.932
                                                                 20.92%

  ARMADA BOND FUND I SHARES                                      ARMADA GNMA FUND I SHARES
  NATIONAL CITY BANK                                             SHELDON & CO TTEE
  ATTN TRUST MUTUAL FUNDS                                        C/O NATIONAL CITY BANK
  PO BOX 94984                                                   TRUST MUTUAL FDS
  CLEVELAND OH  44101-4984                                       PO BOX 94984
  SHARES:  15,010,122.095                                        CLEVELAND OH  44101-4984
  18.50%                                                         SHARES:  8,693,278.652
                                                                 63.03%

  ARMADA GNMA FUND I SHARES                                      ARMADA GNMA FUND I SHARES
  SHELDON & CO                                                   SHELDON & CO
  C/O NATIONAL CITY BANK                                         C/O NATIONAL CITY BANK
  TRUST MUTUAL FDS                                               TRUST MUTUAL FUNDS
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  3,163,559.504                                         SHARES:  1,853,151.139
  22.94%                                                         13.44%

  ARMADA PA TAX EXMPT MONEY MKT A SHARES
  PENNSYLVANIA                                                   ARMADA PA TAX EXMPT MONEY MKT A SHARES
  FBO CORPORATE AUTOSWEEP CUSTOMERS                              PENNSYLVANIA
  C/O NATIONAL CITY BANK OF PA                                   NATIONAL CITY BANK OF PENNSYLVANIA
  300 FOURTH STREET  2-191                                       FBO PCG/RETAIL SWEEP CUSTOMERS
  PITTSBURGH PA  15222-2003                                      CASH MANAGEMENT OPERATIONS
  SHARES:  33,703,000.000                                        770 W BROAD ST. LOC. 16-0347
  48.96%                                                         COLUMBUS OH  43222-1419
                                                                 SHARES:  30,655,501.730
                                                                 44.53%

  ARMADA PA MUNICIPAL BOND FUND A SHARES
  FIRST CLEARING CORPORATION                                     ARMADA PA MUNICIPAL BOND FUND A SHARES
  A/C 5158-1633                                                  FIRST CLEARING CORPORATION
  ELVA A LONGWELL &                                              A/C 1054-0958
  437 MORTON STREET                                              JAMES L AIELLO AND
  SHARON PA  16146-2419                                          CRYSTEL GABRICH
  SHARES:  14,233.932                                            141 CIRCLE DR
  16.94%                                                         PITTSBURGH PA  15228-2120
                                                                 SHARES:  10,628.416
                                                                 12.65%

  ARMADA PA MUNICIPAL BOND FUND A SHARES
  FIRST CLEARING CORPORATION                                     ARMADA PA MUNICIPAL BOND FUND A SHARES
  A/C 8963-5901                                                  FIRST CLEARING CORPORATION
  SARA ZIMMER                                                    A/C 8698-0511
  6315 WALDRON ST                                                JOAN A WICKERHAM
  PITTSBURGH PA  15217-2518                                      ALAN C WICKERHAM
  SHARES:  10,262.752                                            JTTEN
  12.21%                                                         462 S 7TH STREET
                                                                 SHARES:  9,469.697
                                                                 11.27%

  ARMADA PA MUNICIPAL BOND FUND A SHARES                         ARMADA PA MUNICIPAL BOND FUND A SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7618-3716                                                  A/C 8434-2907
  HELGA A. SUHR                                                  THIEL COLLEGE
  750 CHARTER DR #E-11                                           75 COLLEGE AVENUE
  LONGS SC  29568-5857                                           GREENVILLE PA  16125-2186
  SHARES:  8,587.149                                             SHARES:  7,792.062
  10.22%                                                         9.27%

  ARMADA PA MUNICIPAL BOND FUND A SHARES                         ARMADA GNMA FUND A SHARES
  NATIONAL FINANCIAL SERVICES CORP                               NFSC FEBO # Z10-075400
  FBO GARY S LENGEL                                              LANA S CHADWICK TTEE
  BIN  # TGA-100897                                              CHADWICK IRREV CHARITABLE UNI
  200 LIBERTY ST # FL                                            U/A 01/20/93
  NEW YORK NY  10281-1003                                        4719 KITTIWAKE CT
  SHARES:  5,476.058                                             NAPLES FL  34119-8864
  6.52%                                                          SHARES:  19,116.082
                                                                 10.77%

  ARMADA GNMA FUND A SHARES
  FIRST CLEARING CORPORATION                                     ARMADA GNMA FUND A SHARES
  A/C 8043-6048                                                  FIRST CLEARING CORPORATION
  TERRY R SHIRLEY IRA ROLLOVER                                   A/C 8604-0942
  FCC AS CUSTODIAN                                               R DUANE WALLACE (IRA ROLLOVER)
  3513 N BIGELOW                                                 FCC AS CUSTODIAN
  PEORIA IL  61604-1602                                          8527 SAWYER RD
  SHARES:  13,240.318                                            DECATUR IL  62526-9678
  7.46%                                                          SHARES:  9,284.658
                                                                 5.23%

  ARMADA INTERNATIONAL EQUITY I SHARES
  SHELDON & CO TTEE                                              ARMADA INTERNATIONAL EQUITY I SHARES
  C/O NATIONAL CITY BANK                                         SHELDON & CO. (REINV)
  TRUST MUTUAL FDS                                               ATTN TRUST MUTUAL FUNDS
  PO BOX 94984                                                   ACCOUNT #10023342
  CLEVELAND OH  44101-4984                                       PO BOX 94777
  SHARES:  18,420,301.893                                        CLEVELAND OH  44101-4777
  34.38%                                                         SHARES:  18,337,443.710
                                                                 34.22%

  ARMADA INTERNATIONAL EQUITY I SHARES
  SHELDON & CO                                                   ARMADA INTERNATIONAL EQUITY I SHARES
  C/O  NATIONAL CITY BANK                                        KEY BANK NA TTEE FBO
  TRUST MUTUAL FDS                                               FOUNDATION BALANCED FUND
  PO BOX 94777                                                   A/C 04 66 300
  CLEVELAND OH  44101-4777                                       PO BOX 94871
  SHARES:  10,471,067.446                                        CLEVELAND OH  44101-4871
  19.54%                                                         SHARES:  2,987,646.407
                                                                 5.58%

  ARMADA SMALL CAP GROWTH FUND A                                 ARMADA CORE EQUITY FUND I SHARES
  CHARLES SCHWAB & CO INC                                        SHELDON & CO
  SPECIAL CUSTODIAN ACCOUNT                                      C/O NATIONAL CITY BANK
  FBO OUR CUSTOMERS                                              TRUST MUTUAL FUNDS
  ATTN MUTUAL FUNDS                                              PO BOX 94777
  101 MONTGOMERY ST                                              CLEVELAND OH  44101-4777
  SAN FRANCISCO CA  94104-4122                                   SHARES:  9,091,818.363
  SHARES:  155,411.613                                           90.33%
  5.93%

  ARMADA CORE EQUITY FUND I SHARES                               ARMADA TREASURY PL MONEY MKT I SHARES
  SHELDON & CO TTEE                                              NATIONAL CITY INDIANA
  C/O NATIONAL CITY BANK                                         TRUST OPERATIONS
  TRUST MUTUAL FDS                                               MONEY MARKET 5312
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  568,740.286                                           SHARES:  159,847,239.070
  5.65%                                                          89.77%

  ARMADA TREASURY PL MONEY MKT I SHARES
  NATIONAL CITY                                                  ARMADA MID CAP GROWTH I SHARES
  MONEY MARKET UNIT/LOC 5312                                     NATIONAL CITY BANK
  4100 W 150TH ST                                                ATTN TRUST MUTUAL FUNDS
  CLEVELAND OH  44135-1389                                       PO BOX 94984
  SHARES:  16,869,982.720                                        CLEVELAND OH  44101-4984
  9.47%                                                          SHARES:  7,481,906.669
                                                                 32.94%

  ARMADA MID CAP GROWTH I SHARES
  SHELDON & CO. (REINV)                                          ARMADA MID CAP GROWTH I SHARES
  ATTN TRUST MUTUAL FUNDS                                        SHELDON & CO TTEE
  ACCOUNT #10023342                                              C/O NATIONAL CITY BANK
  PO BOX 94777                                                   TRUST MUTUAL FDS
  CLEVELAND OH  44101-4777                                       PO BOX 94777
  SHARES:  7,210,878.562                                         CLEVELAND OH  44101-4777
  31.74%                                                         SHARES:  5,290,370.635
                                                                 23.29%

  ARMADA MID CAP GROWTH I SHARES
  SHELDON & CO                                                   ARMADA MID CAP GROWTH C SHARES
  C/O NATIONAL CITY BANK                                         BURKE BROTHERS, INC. 401K
  TRUST MUTUAL FDS                                               JAMES P BURKE
  PO BOX 94777                                                   BOX 118
  CLEVELAND OH  44101-4777                                       WEEDVILLE PA  15868-0118
  SHARES:  2,660,842.798                                         SHARES:  9,311.330
  11.71%                                                         22.42%

  ARMADA MID CAP GROWTH C SHARES                                 ARMADA US GOVERNMENT INCOME I SHARES
  ELK COUNTY TOOL & DIE INC                                      SHELDON & CO TTEE
  MARK J SICHERI                                                 C/O NATIONAL CITY BANK
  115 NOVA COURT                                                 TRUST MUTUAL FDS
  ST MARYS PA  15857-3063                                        PO BOX 94777
  SHARES:  2,247.401                                             CLEVELAND OH  44101-4777
  5.41%                                                          SHARES:  12,149,765.364
                                                                 60.50%

  ARMADA US GOVERNMENT INCOME I SHARES                           ARMADA US GOVERNMENT INCOME I SHARES
  SHELDON & CO                                                   SHELDON & CO. (REINV)
  C/O  NATIONAL CITY BANK                                        ATTN TRUST MUTUAL FUNDS
  TRUST MUTUAL FDS                                               ACCOUNT #10023342
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  2,963,802.073                                         SHARES:  2,286,329.096
  14.76%                                                         11.38%

  ARMADA US GOVERNMENT INCOME I SHARES                           ARMADA US GOVERNMENT INCOME C SHARES
  NATIONAL CITY BANK                                             FIRST CLEARING CORPORATION
  ATTN TRUST MUTUAL FUNDS                                        A/C 6019-2188
  PO BOX 94984                                                   NORTHERN OHIO DISTRICT COUNCIL
  CLEVELAND OH  44101-4984                                       ATTN ROBERT FOZIO
  SHARES:  2,177,527.671                                         16600 SPRAGUE ROAD # 275
  10.84%                                                         MIDDLEBURG OH  44130-6398
                                                                 SHARES:  26,921.047
                                                                 36.85%

  ARMADA US GOVERNMENT INCOME C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA US GOVERNMENT INCOME C SHARES
  A/C 3555-4106                                                  FIRST CLEARING CORPORATION
  ANDREW L GLADISH (IRA R/O)                                     A/C 8697-5307
  FCC AS CUSTODIAN                                               WILDA I WILSON
  33681 RESERVE WAY                                              BARBARA A NAGY POA
  AVON OH  44011-3224                                            10137 HOBART RD
  SHARES:  7,987.220                                             APT 504
  10.93%                                                         SHARES:  7,399.207
                                                                 10.13%

  ARMADA US GOVERNMENT INCOME C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA MICHIGAN MUNI BOND I SHARES
  A/C 4585-0691                                                  SHELDON & CO TTEE
  HARRY J JAHNKE                                                 C/O NATIONAL CITY BANK
  MARY LOUISE JAHNKE                                             TRUST MUTUAL FDS
  2025 E LINCOLN ST APT 2324                                     PO BOX 94777
  BLOOMINGTON IL  61701-5995                                     CLEVELAND OH  44101-4777
  SHARES:  4,284.227                                             SHARES:  11,085,499.272
  5.86%                                                          85.15%

  ARMADA MICHIGAN MUNI BOND I SHARES                             ARMADA MICHIGAN MUNI BOND A SHARES
  SHELDON & CO. (REINV)                                          FIRST CLEARING CORPORATION
  ATTN TRUST MUTUAL FUNDS                                        A/C 7477-2627
  ACCOUNT #10023342                                              HENRY JOSEPH STANFORD TTEE
  PO BOX 94777                                                   HENRY JOSEPH STANFORD TRUST
  CLEVELAND OH  44101-4777                                       PO BOX 2507
  SHARES:  1,609,001.121                                         ANN ARBOR MI  48106-2507
  12.36%                                                         SHARES:  268,833.786
                                                                 15.43%

  ARMADA MICHIGAN MUNI BOND A SHARES                             ARMADA MICHIGAN MUNI BOND A SHARES
  MCDONALD INVESTMENTS INC FBO                                   FIRST CLEARING CORPORATION
  35617487                                                       A/C 7710-2393
  4900 TIEDEMAN ROAD                                             LOUIS C STANFORD
  BROOKLYN OH  44144-2338                                        10666 HARVEST COURT
  SHARES:  251,330.354                                           PLYMOUTH MI  48170-3200
  14.42%                                                         SHARES:  93,142.346
                                                                 5.34%

  ARMADA MICHIGAN MUNI BOND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA MICHIGAN MUNI BOND B SHARES
  A/C 4119-5327                                                  FIRST CLEARING CORPORATION
  TIMOTHY P. HIGGINS                                             A/C 1474-8811
  KATHLEEN M. HIGGINS                                            MARION E BELLONI
  6302 GREENWOOD CT                                              510 E BLOOMFIELD AVE
  BELLEVILLE MI  48111-5169                                      ROYAL OAK MI  48073-3562
  SHARES:  23,154.393                                            SHARES:  16,112.971
  12.06%                                                         8.40%

  ARMADA MICHIGAN MUNI BOND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA MICHIGAN MUNI BOND C SHARES
  A/C 6338-8396                                                  FIRST CLEARING CORPORATION
  BETTY MAY NICHOLAS                                             A/C 5837-0033
  866 DURSLEY                                                    ROBERT L MOTT
  BLOOMFIELD MI  48304-2010                                      GLORIA A MOTT TTEE
  SHARES:  10,412.362                                            9541 ANNE DRIVE
  5.43%                                                          PINCKNEY MI  48169-8929
                                                                 SHARES:  1,837.005
                                                                 28.86%

  ARMADA MICHIGAN MUNI BOND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LARGE CAP ULTRA FUND I SHARES
  A/C 4270-9762                                                  SHELDON & CO. (REINV)
  VETURIA HOTEA                                                  ATTN TRUST MUTUAL FUNDS
  TOD, RICHARD M HOTEA                                           ACCOUNT #10023342
  31080 SIBLEY                                                   PO BOX 94777
  ROMULUS MI  48174-9233                                         CLEVELAND OH  44101-4777
  SHARES:  897.898                                               SHARES:  5,967,202.723
  14.11%                                                         43.87%

  ARMADA LARGE CAP ULTRA FUND I SHARES                           ARMADA LARGE CAP ULTRA FUND I SHARES
  SHELDON & CO TTEE                                              SHELDON & CO
  C/O NATIONAL CITY BANK                                         C/O NATIONAL CITY BANK
  TRUST MUTUAL FDS                                               TRUST MUTUAL FDS
  PO BOX 94777                                                   PO BOX 94777
  CLEVELAND OH  44101-4777                                       CLEVELAND OH  44101-4777
  SHARES:  3,476,794.963                                         SHARES:  1,857,402.493
  25.56%                                                         13.66%

  ARMADA LARGE CAP ULTRA FUND I SHARES                           ARMADA LARGE CAP ULTRA FUND C SHARES
  NATIONAL CITY BANK                                             BURKE BROTHERS, INC. 401K
  ATTN TRUST MUTUAL FUNDS                                        JAMES P BURKE
  PO BOX 94984                                                   BOX 118
  CLEVELAND OH  44101-4984                                       WEEDVILLE PA  15868-0118
  SHARES:  1,438,566.769                                         SHARES:  10,588.153
  10.58%                                                         33.12%

  ARMADA EQUITY INDEX FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA EQUITY INDEX FUND C SHARES
  A/C 4509-9613                                                  FIRST CLEARING CORPORATION
  INDUSTRIAL POWER SYSTEMS, INC.                                 A/C 5911-3463
  ATTN: ANGELA KAMINKI                                           LYMAN F NARTEN IRA R/O
  410 RYDER ROAD                                                 FCC AS CUSTODIAN
  TOLEDO OH  43607-3106                                          15155 HERITAGE LN
  SHARES:  9,638.432                                             CHAGRIN FALLS OH  44022-2674
  10.60%                                                         SHARES:  8,009.613
                                                                 8.80%

  ARMADA EQUITY INDEX FUND C SHARES
  FIRST CLEARING CORPORATION
  A/C 7708-8569                                                  ARMADA BALANCED ALLOCATION C SHARES
  JAMES C TAYLOR IRA R/O                                         BURKE BROTHERS, INC. 401K
  WFS AS CUSTODIAN                                               JAMES P BURKE
  5902 ELAINE ST                                                 BOX 118
  SPEEDWAY IN  46224-3031                                        WEEDVILLE PA  15868-0118
  SHARES:  4,878.957                                             SHARES:  12,898.502
  5.36%                                                          23.92%

  ARMADA BALANCED ALLOCATION C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA BALANCED ALLOCATION C SHARES
  A/C 5851-0084                                                  FIRST CLEARING CORPORATION
  MENTOR CHIROPRACTIC CENTER INC                                 A/C 1543-2703
  DEFINED BENEFIT PENSION PLAN                                   AGNES BILLISITS (IRA)
  753 NICKLAUS                                                   FCC AS CUSTODIAN
  MELBOURNE FL  32940-1793                                       2737 W 33RD
  SHARES:  5,569.097                                             ERIE PA  16506-3303
  10.33%                                                         SHARES:  2,752.955
                                                                 5.11%

  ARMADA TAX MANAGED EQUITY C SHARES                             ARMADA TAX MANAGED EQUITY C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 6700-2399                                                  A/C 6108-1699
  GAYLE PAPESH                                                   KENNETH A OTTO &
  5408 TURNEY RD                                                 MERILEE W OTTO
  GARFIELD HTS OH  44125-3204                                    1710 ROOD POINT ROAD
  SHARES:  8,264.463                                             MUSKEGON MI  49441-4849
  9.54%                                                          SHARES:  7,346.420
                                                                 8.48%

  ARMADA TAX MANAGED EQUITY C SHARES                             ARMADA NAT'L TAX EXEMPT BOND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7561-2888                                                  A/C 2146-8768
  ROSALIA H STOJOVIC                                             P BRIAN COLEMAN
  1787 E 33RD STREET                                             RR #1
  CLEVELAND OH  44114-4517                                       PO BOX 254
  SHARES:  5,342.832                                             FLEMINGSBURG KY  41041-0254
  6.17%                                                          SHARES:  6,151.053
                                                                 99.82%

  ARMADA MONEY MARKET FUND C SHARES
  BURKE BROTHERS, INC. 401K                                      ARMADA MONEY MARKET FUND C SHARES
  JOHN DICK                                                      KATHERINE M MAHAN
  RD#1                                                           5956 ROBERTDALE RD
  WEEDVILLE PA  15868-9801                                       BEDFORD OH  44146-2552
  SHARES:  49,844.950                                            SHARES:  10,260.020
  41.41%                                                         8.52%


  ARMADA MONEY MARKET FUND C SHARES                              ARMADA MONEY MARKET FUND C SHARES
  J&S GRINDING COMPANY INC 401(K)                                STONEY HOLLOW TIRE, INC. 401(K) PLA
  VALIERY E MATTIUZ                                              LARRY J TRAVIS
  556 WEST MAIN STREET                                           ATTN: EARL BUONO
  KERSEY PA  15846-9604                                          PERSONAL AND CONFIDENTIAL
  SHARES:  9,622.420                                             1ST & HANOVER STREETS, PO BOX 310
  8.00%                                                          MARTINS FERRY OH  43935
                                                                 SHARES:  8,732.660
                                                                 7.26%

  ARMADA MONEY MARKET FUND C SHARES
  BURKE BROTHERS, INC. 401K                                      ARMADA MONEY MARKET FUND C SHARES
  CHARLES HABERBERGER                                            J&S GRINDING COMPANY INC 401(K)
  334 SOUTH MICHAEL STREET                                       WARD WONDERLING
  ST MARYS PA  15857-1778                                        389 TOBY RD
  SHARES:  6,344.400                                             KERSEY PA  15846-9675
  5.27%                                                          SHARES:  6,033.320
                                                                 5.01%

  ARMADA EQUITY GROWTH FUND C SHARES                             ARMADA EQUITY GROWTH FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 1294-3972                                                  A/C 1375-8906
  ROBERT HENRY BAKER JR IRA                                      JAMES J BARRY IRA ROLLOVER
  FCC AS CUSTODIAN                                               FCC AS CUSTODIAN
  530 ELWHA BLUFFS RD                                            8262 WASHINGTON AVENUE
  PORT ANGELES WA  98363-9586                                    NORTH ROYALTON OH  44133-7207
  SHARES:  5,318.391                                             SHARES:  3,433.564
  17.81%                                                         11.50%

  ARMADA EQUITY GROWTH FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA EQUITY GROWTH FUND C SHARES
  A/C 6142-5504                                                  INDEPENDENCE TRUST COMPANY
  CAROLYN A PAGEL IRA                                            PO BOX 682188
  FCC AS CUSTODIAN                                               FRANKLIN TN 37068-2188
  1421 CORDOVA AVE                                               SHARES:  2,318.038
  LAKEWOOD OH  44107-3601                                        7.76%
  SHARES:  3,029.253
  10.14%

  ARMADA EQUITY GROWTH FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA INTERMEDIATE BOND FUND C SHARES
  A/C 7081-0852                                                  FIRST CLEARING CORPORATION
  RIDGWAY COMMUNITY NURSES SRVCS                                 A/C 7721-3664
  ATTN:LORI MACDONALD                                            SAMUEL E TAYLOR
  94 HOSPITAL STREET                                             REVOCABLE TRUST
  3RD FLOOR                                                      PO BOX 91
  SHARES:  1,659.475                                             BROWNSVILLE PA  15417-0091
  5.56%                                                          SHARES:  9,496.676
                                                                 31.76%

  ARMADA INTERMEDIATE BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA INTERMEDIATE BOND FUND C SHARES
  A/C 1294-3972                                                  FIRST CLEARING CORPORATION
  ROBERT HENRY BAKER JR IRA                                      A/C 4155-4203
  FCC AS CUSTODIAN                                               DIANE L HISER
  530 ELWHA BLUFFS RD                                            5456 CARMOUSTIE CIR
  PORT ANGELES WA  98363-9586                                    DANVILLE IN  46123-7693
  SHARES:  8,538.351                                             SHARES:  2,309.524
  28.56%                                                         7.72%

  ARMADA INTERMEDIATE BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA INTERMEDIATE BOND FUND C SHARES
  A/C 2134-3053                                                  SEI PRIVATE TRUST CO CUST FBO
  JOSEPH H CROWLEY (IRA)                                         CUST FOR THE ROLLOVER IRA OF
  FCC AS CUSTODIAN                                               WALLACE STRICKLAND
  1630 CREEDMOOR AVE                                             3337 E 149TH ST
  PITTSBURGH PA  15226-2440                                      CLEVELAND OH  44120-4237
  SHARES:  2,236.619                                             SHARES:  2,083.785
  7.48%                                                          6.97%

  ARMADA OHIO TAX EXEMPT BOND C SHARES                           ARMADA OHIO TAX EXEMPT BOND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7100-0633                                                  A/C 7164-3090
  RUDOLPH FAMILY TRUST                                           ROBERT J RICE REVOCABLE TRUST
  KARL H & JANE N RUDOLPH TTEES                                  ROBERT J RICE TRUSTEE
  3033 LANDER RD                                                 1406 W 6TH ST SUITE 200
  PEPPER PIKE OH  44124-5440                                     CLEVELAND OH  44113-1300
  SHARES:  44,682.752                                            SHARES:  9,239.648
  33.90%                                                         7.01%

  ARMADA OHIO TAX EXEMPT BOND C SHARES                           ARMADA OHIO TAX EXEMPT BOND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 3709-6486                                                  A/C 1021-6227
  ANNA M GASCOIGNE NIXON                                         DOROTHY L ACKERS
  284 SOUTH OVAL DRIVE                                           6700 CINCINNATI/ZANESVILLE RD
  CHARDON OH  44024-1462                                         RUSHVILLE OH  43150-9641
  SHARES:  9,006.520                                             SHARES:  8,888.204
  6.83%                                                          6.74%

  ARMADA OHIO TAX EXEMPT BOND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA OHIO TAX EXEMPT BOND C SHARES
  A/C 5168-1198                                                  FIRST CLEARING CORPORATION
  JAMES LEVIN AND                                                A/C 3384-6316
  JILL LEVIN                                                     SYLVIA A. FRONISTA
  3099 VINE COURT                                                8969 ADAMS RD
  CLEVELAND OH  44113-2948                                       HUBER HEIGHTS OH  45424-4037
  SHARES:  7,724.458                                             SHARES:  7,331.425
  5.86%                                                          5.56%

  ARMADA OHIO TAX EXEMPT BOND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LIMITED MATURITY BOND C SHARES
  A/C 3330-1164                                                  FIRST CLEARING CORPORATION
  HARRY FRONISTA                                                 A/C 4870-6402
  8969 ADAMS RD                                                  KRIEG BROTHERS CATH SUPPLY INC
  HUBER HEIGHTS OH  45424-4037                                   119 S MERIDIAN ST
  SHARES:  7,331.425                                             INDIANAPOLIS IN  46225-1016
  5.56%                                                          SHARES:  5,002.393
                                                                 12.14%

  ARMADA LIMITED MATURITY BOND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LIMITED MATURITY BOND C SHARES
  A/C 2134-3053                                                  FIRST CLEARING CORPORATION
  JOSEPH H CROWLEY (IRA)                                         A/C 2849-5436
  FCC AS CUSTODIAN                                               PATRICK J DORAN (IRA)
  1630 CREEDMOOR AVE                                             FCC AS CUSTODIAN
  PITTSBURGH PA  15226-2440                                      3609 SHADY LANE
  SHARES:  4,682.880                                             MONROE MI  48161
  11.36%                                                         SHARES:  3,025.598
                                                                 7.34%

  ARMADA LIMITED MATURITY BOND C SHARES                          ARMADA LIMITED MATURITY BOND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 8697-5307                                                  A/C 2096-2965
  WILDA I WILSON                                                 LAURA E COLAROSA
  BARBARA A NAGY POA                                             DON C COLAROSA
  10137 HOBART RD                                                PITTSBURGH PA 15220
  APT 504                                                        DELAWARE OH  43015
  SHARES:  2,995.539                                             SHARES:  2,879.885
  7.27%                                                          6.99%

  ARMADA LIMITED MATURITY BOND C SHARES                          ARMADA LIMITED MATURITY BOND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 4055-3412                                                  A/C 6514-8589
  FARRELL HENDERSON AND                                          ESTER M QUARLES IRA
  PATRICIA HENDERSON                                             FCC AS CUSTODIAN
  4841 N GUILFORD AVE                                            2957 N WARMAN AVE
  INDIANAPOLIS IN  46205-1957                                    INDIANAPOLIS IN  46222-2260
  SHARES:  2,698.309                                             SHARES:  2,299.747
  6.55%                                                          5.58%


  ARMADA GNMA FUND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA GNMA FUND B SHARES
  A/C 2956-7340                                                  SEI PRIVATE TRUST COMPANY
  ROBERT K ERICKSON IRA                                          CUST FOR THE IRA OF
  FCC AS CUSTODIAN                                               FBO TWILA DOLBY DUNLAP
  RR 3 BOX 157                                                   RR 1 BOX 277A
  BLOOMINGTON IL  61704-9591                                     OIL CITY PA  16301-9609
  SHARES:  4,231.241                                             SHARES:  4,166.601
  12.96%                                                         12.76%

  ARMADA GNMA FUND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA GNMA FUND B SHARES
  A/C 6379-0631                                                  SHORE WEST CONSTRUCTION 401(K) PLAN
  JANE F OBODZINSKI                                              KENNETH M SOKOL
  1205 BROOKPARK RD                                              4055 BREWSTER DR
  CLEVELAND OH  44109-5827                                       WESTLAKE OH  44145-5302
  SHARES:  3,973.791                                             SHARES:  2,563.649
  12.17%                                                         7.85%

  ARMADA GNMA FUND B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA GNMA FUND B SHARES
  A/C 4907-5121                                                  SHORE WEST CONSTRUCTION 401(K) PLAN
  BERNADINE T KLIMASZEWSKI                                       AUDREY M SOKOL
  DANIEL J SITKOWSKI                                             4055 BREWSTER DR
  11600 HOSFORD ROAD                                             WESTLAKE OH  44145-5302
  CHARDON OH  44024-9651                                         SHARES:  2,039.337
  SHARES:  2,438.053                                             6.24%
  7.46%

  ARMADA GNMA FUND B SHARES                                      ARMADA LIMITED MATURITY BOND B SHARES
  FIRST CLEARING CORPORATION                                     SHORE WEST CONSTRUCTION 401(K) PLAN
  A/C 8613-9701                                                  GARY SCOTHON
  KAREN WYANT                                                    21271 NOTTINGHAM DR
  425 RICH HILL ROAD                                             FAIRVIEW PARK OH  44126-3014
  NEW KENSINGTON PA  15068-6931                                  SHARES:  4,709.982
  SHARES:  2,000.731                                             5.22%
  6.13%


                                                                 ARMADA TOTAL RETURN ADVANTAGE B SHARES
                                                                 FIRST CLEARING CORPORATION
                                                                 A/C 4025-9578
                                                                 DONALD P HAMILTON SR IRA
                                                                 FCC AS CUSTODIAN
                                                                 164 SOUTH DETROIT AVE
                                                                 TOLEDO OH  43609-2017
                                                                 SHARES:  5,179.270
                                                                 22.13%

  ARMADA TOTAL RETURN ADVANTAGE B SHARES
  FIRST CLEARING CORPORATION                                     ARMADA TOTAL RETURN ADVANTAGE B SHARES
  A/C 2867-1582                                                  FIRST CLEARING CORPORATION
  HENRY R & ANNA BELLE                                           A/C 1212-4397
  DOWDY TTEE HENRY R & ANNA                                      YORK ASH
  6100 LAKE BONITA RD                                            2772 S. MICHAEL
  CATLETTSBURG KY  41129-9704                                    TRAVERSE CITY MI  49686-4921
  SHARES:  4,106.276                                             SHARES:  3,014.209
  17.55%                                                         12.88%

  ARMADA TOTAL RETURN ADVANTAGE B SHARES
  FIRST CLEARING CORPORATION
  A/C 3816-3066                                                  ARMADA TOTAL RETURN ADVANTAGE B SHARES
  CLAUDE HALL IRA                                                RAYMOND JAMES & ASSOC INC CSDN
  FCC AS CUSTODIAN                                               ALFRED E COREY JR IRA
  416 SKYLARK DR                                                 1031 EDEN ISLE DR N E
  WINCHESTER KY  40391-2902                                      SAINT PETERSBURG FL  33704-1705
  SHARES:  2,587.007                                             SHARES:  1,995.088
  11.05%                                                         8.52%

  ARMADA TOTAL RETURN ADVANTAGE B SHARES                         ARMADA CORE EQUITY FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 3950-6394                                                  A/C 6019-2188
  EARL HARTWIG &                                                 NORTHERN OHIO DISTRICT COUNCIL
  ROBERT E HARTWIG                                               ATTN ROBERT FOZIO
  1507 COUNTY ROAD 5                                             16600 SPRAGUE ROAD # 275
  KITTS HILL OH  45645-8721                                      MIDDLEBURG OH  44130-6398
  SHARES:  1,720.197                                             SHARES:  22,851.920
  7.35%                                                          50.59%

  ARMADA CORE EQUITY FUND C SHARES                               ARMADA CORE EQUITY FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 5851-0084                                                  A/C 1146-6326
  MENTOR CHIROPRACTIC CENTER INC                                 MARY JANE ANDERSON
  DEFINED BENEFIT PENSION PLAN                                   125 E GLEN APT 102B
  753 NICKLAUS                                                   PEORIA IL  61614-4963
  MELBOURNE FL  32940-1793                                       SHARES:  2,691.313
  SHARES:  2,934.974                                             5.96%
  6.50%

  ARMADA LARGE CAP VALUE FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LARGE CAP VALUE FUND C SHARES
  A/C 5723-7156                                                  FIRST CLEARING CORPORATION
  ANTHONY R MOHORCIC DECEDENT                                    A/C 7081-0852
  IRA ROLLOVER                                                   RIDGWAY COMMUNITY NURSES SRVCS
  FCC AS CUSTODIAN DTD 3/17/97                                   ATTN:LORI MACDONALD
  8595 PARK RIDGE LN                                             94 HOSPITAL STREET
  SHARES:  2,981.515                                             3RD FLOOR
  15.98%                                                         SHARES:  2,066.405
                                                                 11.07%

  ARMADA LARGE CAP VALUE FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LARGE CAP VALUE FUND C SHARES
  A/C 6285-7564                                                  SEI PRIVATE TRUST CO CUST FBO
  NORTH RIVER DEVELOPMENT CORP.                                  CUST FOR THE ROLLOVER IRA OF
  725 LAGRANGE ST.                                               WALLACE STRICKLAND
  TOLEDO OH  43604-1673                                          3337 E 149TH ST
  SHARES:  1,594.395                                             CLEVELAND OH  44120-4237
  8.54%                                                          SHARES:  1,202.869
                                                                 6.45%

  ARMADA LARGE CAP VALUE FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA LARGE CAP VALUE FUND C SHARES
  A/C 2135-3210                                                  FIRST CLEARING CORPORATION
  HAROLD E CRUMLEY IRA R/O                                       A/C 3262-4363
  FCC AS CUSTODIAN                                               ROSELLA M FISHER (IRA)
  22089 SPRING CREEK RD                                          FCC AS CUSTODIAN
  EAST PEORIA IL  61611-1391                                     4874 S WASHINGTON
  SHARES:  1,131.290                                             NORTH EAST PA  16428-5014
  6.06%                                                          SHARES:  1,077.626
                                                                 5.78%

  ARMADA LARGE CAP VALUE FUND C SHARES                           ARMADA LARGE CAP VALUE FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7194-4927                                                  A/C 4855-7142
  WAYNE A RUHLMAN IRA R/O                                        VANGEL KOTSALIEFF IRA
  FCC AS CUSTODIAN                                               FCC AS CUSTODIAN
  4376 PORTER RD                                                 32712 SPRINGSIDE LANE
  NORTH OLMSTED OH  44070-2520                                   SOLON OH  44139-2067
  SHARES:  1,026.392                                             SHARES:  960.041
  5.50%                                                          5.15%

  ARMADA TOTAL RETURN ADVANTAGE C SHARES                         ARMADA TOTAL RETURN ADVANTAGE C SHARES
  FIRST CLEARING CORPORATION                                     SEI PRIVATE TRUST COMPANY
  A/C 3778-0803                                                  CUST FOR THE ROLLOVER IRA OF
  VIRGINIA M GILLESPIE                                           ROBERT R FELTES
  7037 PROSPECT DUBLIN RD                                        8853 MICHAELS LN
  PROSPECT OH  43342-9553                                        BROADVIEW HTS OH  44147-1774
  SHARES:  1,023.993                                             SHARES:  430.496
  12.43%                                                         5.22%


  ARMADA PA MUNICIPAL BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA PA MUNICIPAL BOND FUND C SHARES
  A/C 8681-9932                                                  FIRST CLEARING CORPORATION
  LEROY A WHEELER                                                A/C 6713-4142
  JUNE L JONES                                                   MILDRED P PHILLIPS
  23164 N TOWNLINE                                               2625 ASBURY RD
  CONNEAUTVILLE PA  16406-5548                                   ERIE PA  16506-1441
  SHARES:  9,678.586                                             SHARES:  5,089.189
  38.95%                                                         20.48%

  ARMADA PA MUNICIPAL BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA PA MUNICIPAL BOND FUND C SHARES
  A/C 3393-3402                                                  FIRST CLEARING CORPORATION
  CATHERINE M FRANTZ                                             A/C 4324-1382
  2617 ASBURY RD                                                 CARRIE D HUFFMAN
  ERIE PA  16506-1441                                            1290 BOYCE RD APT C312
  SHARES:  4,375.750                                             PITTSBURGH PA  15241-3992
  17.61%                                                         SHARES:  2,896.550
                                                                 11.66%

  ARMADA PA MUNICIPAL BOND FUND C SHARES                         ARMADA BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 2925-3576                                                  A/C 7081-0852
  ISABEL W DUNN                                                  RIDGWAY COMMUNITY NURSES SRVCS
  DUANE R DUNN JT TEN                                            ATTN:LORI MACDONALD
  215 OLIN AVENUE                                                94 HOSPITAL STREET
  GIRARD PA  16417-1529                                          3RD FLOOR
  SHARES:  2,399.232                                             SHARES:  3,866.104
  9.66%                                                          28.60%

  ARMADA BOND FUND C SHARES                                      ARMADA BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 2134-3053                                                  A/C 1682-6933
  JOSEPH H CROWLEY (IRA)                                         PETER P BOVA SEP IRA
  FCC AS CUSTODIAN                                               FCC AS CUSTODIAN
  1630 CREEDMOOR AVE                                             134 WINTERWOOD DR
  PITTSBURGH PA  15226-2440                                      BUTLER PA  16001-7334
  SHARES:  2,371.352                                             SHARES:  1,065.530
  17.54%                                                         7.88%

  ARMADA BOND FUND C SHARES
  SEI PRIVATE TRUST COMPANY                                      ARMADA BOND FUND C SHARES
  CUST FOR THE IRA OF                                            FIRST CLEARING CORPORATION
  FBO MARLENE A MESA                                             A/C 6099-1850
  7456 BARTHOLOMEW DR                                            ROBERT H MULLENS (IRA)
  MIDDLEBRG HTS OH  44130-6768                                   FCC AS CUSTODIAN
  SHARES:  1,057.234                                             1256 ROHR RD
  7.82%                                                          LOCKBOURNE OH  43137-9251
                                                                 SHARES:  903.969
                                                                 6.69%

  ARMADA BOND FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA BOND FUND C SHARES
  A/C 7743-2155                                                  FIRST CLEARING CORPORATION
  LYDIA M STALLING IRA                                           A/C 8642-6779
  FCC AS CUSTODIAN                                               LEOLA WILSON IRA
  311 SOUTHWOOD AVE                                              FCC AS CUSTODIAN
  COLUMBUS OH  43207-1269                                        7 MARIO DR
  SHARES:  863.466                                               TROTWOOD OH  45426-2914
  6.39%                                                          SHARES:  837.411
                                                                 6.19%

  ARMADA GNMA FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA GNMA FUND C SHARES
  A/C 6324-9932                                                  FIRST CLEARING CORPORATION
  ROBERT F NEUWAR IRA                                            A/C 5976-3055
  FCC AS CUSTODIAN                                               ELIZABETH M MOLNAR AND
  381 STERLING CIR                                               MARJORIE A SIMMONS
  BEREA OH  44017-2322                                           2866 TINKERS LANE
  SHARES:  9,765.625                                             TWINSBURG OH  44087-1887
  10.30%                                                         SHARES:  6,819.457
                                                                 7.19%

  ARMADA GNMA FUND C SHARES                                      ARMADA GNMA FUND C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 6108-8631                                                  A/C 8724-1586
  DORA E MUNRO                                                   MARILYN A WILLIAMS
  4117 KARL ROAD APT 309                                         4505 BLYTHE ROAD
  COLUMBUS OH  43224-2079                                        COLUMBUS OH  43224-1140
  SHARES:  4,930.832                                             SHARES:  4,837.270
  5.20%                                                          5.10%

  ARMADA INTERNATIONAL EQUITY C SHARES                           ARMADA INTERNATIONAL EQUITY C SHARES
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 8992-4993                                                  A/C 5168-1198
  JEFFREY ZORNOW IRA                                             JAMES LEVIN AND
  FCC AS CUSTODIAN                                               JILL LEVIN
  1884 STONE HOLLOW DR                                           3099 VINE COURT
  BOUNTIFUL UT  84010-1057                                       CLEVELAND OH  44113-2948
  SHARES:  6,177.017                                             SHARES:  4,362.050
  10.77%                                                         7.60%

  ARMADA INTERNATIONAL EQUITY C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA INTERNATIONAL EQUITY C SHARES
  A/C 7812-7731                                                  FIRST CLEARING CORPORATION
  RALPH E STEWART IRA                                            A/C 4503-0090
  FCC AS CUSTODIAN                                               EDWARD A ICOVE IRA R/O
  3037 BONNIE BRAE                                               FCC AS CUSTODIAN
  FLOSSMOOR IL  60422-2027                                       1751 S BELVOIR BLVD
  SHARES:  3,109.689                                             SOUTH EUCLID OH  44121-3744
  5.42%                                                          SHARES:  2,965.599
                                                                 5.17%

  ARMADA SMALL CAP GROWTH FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA SMALL CAP GROWTH FUND C SHARES
  A/C 8992-4993                                                  FIRST CLEARING CORPORATION
  JEFFREY ZORNOW IRA                                             A/C 8635-9569
  FCC AS CUSTODIAN                                               JANE B WESSEL IRA
  1884 STONE HOLLOW DR                                           FCC AS CUSTODIAN
  BOUNTIFUL UT  84010-1057                                       21280 AVALON DR
  SHARES:  6,162.717                                             ROCKY RIVER OH  44116-1122
  12.83%                                                         SHARES:  4,573.171
                                                                 9.52%

  ARMADA SMALL CAP GROWTH FUND C SHARES
  FIRST CLEARING CORPORATION                                     ARMADA EQUITY INDEX FUND B SHARES
  A/C 4365-5907                                                  FIRST CLEARING CORPORATION
  HUBER HEIGHTS MEDICAL CENTER                                   A/C 3672-7085
  6096 BRANDT PARKWAY                                            KEVIN J GRAY TTEE
  HUBER HEIGHTS OH  45424-4015                                   FBO KEVIN J GRAY TRUST
  SHARES:  3,791.469                                             410 RYDER RD
  7.90%                                                          TOLEDO OH  43607-3106
                                                                 SHARES:  7,223.310
                                                                 5.70%

  ARMADA AGGRESSIVE ALLOCATION FUND A SH                         ARMADA AGGRESSIVE ALLOCATION FUND B SH
  NATIONAL CITY CORPORATION                                      FIRST CLEARING CORPORATION
  ATTN CORP TREASURY                                             A/C 1923-4997
  1900 EAST NINTH STREET                                         NANCY BUNKER
  LOC 01-2101                                                    3130 CHESTNUT RD
  CLEVELAND OH  44114-3484                                       VENICE FL  34293-3014
  SHARES:  253,897.800                                           SHARES:  2,144.649
  91.78%                                                         28.55%

  ARMADA AGGRESSIVE ALLOCATION FUND B SH                         ARMADA AGGRESSIVE ALLOCATION FUND B SH
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7557-6931                                                  A/C 5989-0771
  MICHAEL A SHANNO                                               TIMOTHY MCKINZIE IRA
  7447 NEFF ROAD                                                 FCC AS CUSTODIAN
  MEDINA OH  44256-9427                                          6765 BONETA RD
  SHARES:  1,071.184                                             MEDINA OH  44256-9770
  14.26%                                                         SHARES:  710.362
                                                                 9.46%

  ARMADA AGGRESSIVE ALLOCATION FUND B SH
  SEI PRIVATE TRUST CO CUST FBO                                  ARMADA AGGRESSIVE ALLOCATION FUND B SH
  ROTH CONTRIBUTION IRA 1998                                     SEI PRIVATE TRUST CO CUST FBO
  FBO KATIA DUNN                                                 CUST FOR THE ROLLOVER IRA OF
  922-E CHESTNUT HILL DR                                         LARRY G DENNISON
  AUBURN HILLS MI  48326-3667                                    139 ELK CREEK ROAD
  SHARES:  503.050                                               TAYLORSVILLE KY 40071-9210
  6.70%                                                          SHARES:  495.661
                                                                 6.60%

  ARMADA AGGRESSIVE ALLOCATION FUND B SH
  FIRST CLEARING CORPORATION                                     ARMADA AGGRESSIVE ALLOCATION FUND B SH
  A/C 7005-7793                                                  SEI PRIVATE TRUST COMPANY
  BRYAN K REDINGER IRA                                           CUST FOR THE ROLLOVER IRA OF
  FCC AS CUSTODIAN                                               SHANNON M SMITH
  1042 W 21ST                                                    1969 ROLLING HOUSE LN
  ERIE PA  16502-2407                                            MARIETTA GA 30068-1523
  SHARES:  457.962                                               SHARES:  448.830
  6.10%                                                          5.98%

  ARMADA AGGRESSIVE ALLOCATION FUND B SH
  FIRST CLEARING CORPORATION                                     ARMADA AGGRESSIVE ALLOCATION FUND B SH
  A/C 6095-1719                                                  FIRST CLEARING CORPORATION
  KATHLEEN M NELSON IRA R/O                                      A/C 3440-0143
  FCC AS CUSTODIAN                                               ALLEN L FRANZ AND
  409 CANBERRA CT                                                SANDRA K FRANZ
  SALINE MI  48176-9159                                          17715 SOUTH COUNTY LINE RD
  SHARES:  445.831                                               MONROEVILLE IN  46773-9595
  5.94%                                                          SHARES:  405.787
                                                                 5.40%

  ARMADA AGGRESSIVE ALLOCATION FUND C SH                         ARMADA AGGRESSIVE ALLOCATION FUND C SH
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 7658-4923                                                  A/C 5565-8612
  JANE E SIBLEY IRA                                              ROBERT G MEAGHER IRA R/O
  FCC AS CUSTODIAN                                               FCC AS CUSTODIAN
  4153 SAWGRASS TRL                                              2534 BIG SKY CT
  MUSKEGON MI  49442-6806                                        ANN ARBOR MI  48108-9323
  SHARES:  1,628.435                                             SHARES:  1,587.302
  12.68%                                                         12.36%

  ARMADA AGGRESSIVE ALLOCATION FUND C SH                         ARMADA AGGRESSIVE ALLOCATION FUND C SH
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 1314-0087                                                  A/C 8691-6504
  SCOTT BANNER (IRA)                                             RUTH E WARNER
  FCC AS CUSTODIAN                                               3071 HAPPY VALLEY ROAD
  4718 HICKORY RIDGE                                             E SPRINGFIELD PA  16411-9719
  BRUNSWICK OH  44212-2534                                       SHARES:  998.926
  SHARES:  1,034.703                                             7.78%
  8.06%

  ARMADA AGGRESSIVE ALLOCATION FUND C SH
  SEI PRIVATE TRUST COMPANY                                      ARMADA AGGRESSIVE ALLOCATION FUND C SH
  CUST FOR THE ROLLOVER IRA OF                                   FIRST CLEARING CORPORATION
  MICHELLE R JENSEN                                              A/C 5883-5023
  3666 WAALKES ST                                                PATRICK J MRAZ
  MUSKEGON MI  49444-3724                                        MARIA M MRAZ
  SHARES:  997.164                                               4312 EAGLE AVE
  7.77%                                                          STOW OH  44224-2377
                                                                 SHARES:  957.447
                                                                 7.46%

  ARMADA AGGRESSIVE ALLOCATION FUND C SH
  FIRST CLEARING CORPORATION                                     ARMADA AGGRESSIVE ALLOCATION FUND C SH
  A/C 8614-9793                                                  FIRST CLEARING CORPORATION
  LEROY CHRIS WEIKART (IRA)                                      A/C 3126-7268
  FCC AS CUSTODIAN                                               TYRA F FALVEY IRA
  18518 GEAUGA LAKE RD                                           FCC AS CUSTODIAN
  CHAGRIN FALLS OH  44023-1706                                   1104 E MAIN STREET
  SHARES:  852.632                                               NEW ALBANY IN  47150-5845
  6.64%                                                          SHARES:  653.666
                                                                 5.09%

  ARMADA AGGRESSIVE ALLOCATION FUND C SH
  FIRST CLEARING CORPORATION                                     ARMADA AGGRESSIVE ALLOCATION FUND C SH
  A/C 5111-4579                                                  FIRST CLEARING CORPORATION
  LINDA A LIPP ROTH IRA                                          A/C 7820-8343
  FCC AS CUSTODIAN                                               TONYA LEE TIEDJE SEP IRA
  4853 STATE ROUTE 7                                             FCC AS CUSTODIAN
  NEW WATERFORD OH  44445-9786                                   2373 WEST BLVD
  SHARES:  652.607                                               HOLT MI  48842-1015
  5.08%                                                          SHARES:  646.690
                                                                 5.04%

  ARMADA AGGRESSIVE ALLOCATION FUND I SH                         ARMADA AGGRESSIVE ALLOCATION FUND I SH
  NATCITY INVESTMENTS                                            SHELDON & CO
  ATTN PAUL FABRIZI                                              PO BOX 94984
  LOC #3070                                                      ATTN: TRUST MUTUAL FUNDS
  1965 E 6TH ST                                                  CLEVELAND OH  44101-4984
  CLEVELAND OH  44114-2226                                       SHARES:  35,583.155
  SHARES:  254,418.794                                           12.24%
  87.49%

  ARMADA CONSERVATIVE ALLOC FUND A SH                            ARMADA CONSERVATIVE ALLOC FUND B SH
  NATIONAL CITY CORPORATION                                      FIRST CLEARING CORPORATION
  ATTN CORP TREASURY                                             A/C 1135-5168
  1900 EAST NINTH STREET                                         C MAX ANDERSON AND PATRICIA S
  LOC 01-2101                                                    ANDERSON REV TR C MAX AND
  CLEVELAND OH  44114-3484                                       9105 E 17TH ST
  SHARES:  256,766.310                                           INDIANAPOLIS IN  46229-2018
  99.03%                                                         SHARES:  3,088.765
                                                                 28.99%

  ARMADA CONSERVATIVE ALLOC FUND B SH
  FIRST CLEARING CORPORATION                                     ARMADA CONSERVATIVE ALLOC FUND B SH
  A/C 7859-4513                                                  FIRST CLEARING CORPORATION
  WILLIAM C SMITH IRA                                            A/C 6709-7279
  FCC AS CUSTODIAN                                               DUANE A PHILLIPS IRA ROLLOVER
  6150 W 100 S                                                   FCC AS CUSTODIAN
  NEW PALESTINE IN  46163-9799                                   307 SUBSTATION RD
  SHARES:  2,566.735                                             BRUNSWICK OH  44212-1026
  24.09%                                                         SHARES:  2,070.393
                                                                 19.43%

  ARMADA CONSERVATIVE ALLOC FUND B SH
  SEI PRIVATE TRUST COMPANY                                      ARMADA CONSERVATIVE ALLOC FUND B SH
  CUST FOR THE IRA OF                                            FIRST CLEARING CORPORATION
  FBO RAYMOND L MODEN                                            A/C 7798-6050
  9840 COUNTY ROAD 17-3                                          PATRICIA N THOMPSON IRA
  WAUSEON OH  43567-9746                                         FCC AS CUSTODIAN
  SHARES:  1,937.644                                             5929 GALLIA ST
  18.19%                                                         PORTSMOUTH OH  45662-5606
                                                                 SHARES:  930.714
                                                                 8.74%

  ARMADA CONSERVATIVE ALLOC FUND C SH
  FIRST CLEARING CORPORATION                                     ARMADA CONSERVATIVE ALLOC FUND C SH
  A/C 2136-5224                                                  FIRST CLEARING CORPORATION
  FREDERICK E CASSIDY IRA                                        A/C 5339-2739
  FCC AS CUSTODIAN                                               EMMAREE K MARTIN
  2223 CARROLL STREET                                            207 WINDSOR CT APT 30B
  ASHLAND KY  41102-4739                                         MARYSVILLE OH  43040-1564
  SHARES:  4,648.760                                             SHARES:  4,567.042
  8.59%                                                          8.44%

  ARMADA CONSERVATIVE ALLOC FUND C SH                            ARMADA CONSERVATIVE ALLOC FUND C SH
  FIRST CLEARING CORPORATION                                     FIRST CLEARING CORPORATION
  A/C 4247-9304                                                  A/C 5843-8123
  KEITH A HOPKINS IRA                                            MARY LOU MACKEBEE IRA
  FCC AS CUSTODIAN                                               FCC AS CUSTODIAN
  436 DRY RUN RD                                                 2601 GREENBO BLVD
  WEST PORTSMOUTH OH  45663-9018                                 FLATWOODS KY  41139-1830
  SHARES:  3,592.697                                             SHARES:  3,067.485
  6.64%                                                          5.67%

  ARMADA CONSERVATIVE ALLOC FUND C SH                            ARMADA CONSERVATIVE ALLOC FUND I SH
  FIRST CLEARING CORPORATION                                     SHELDON & CO
  A/C 7246-5350                                                  PO BOX 94984
  JAMES J RYAN JR IRA                                            ATTN: TRUST MUTUAL FUNDS
  FCC AS CUSTODIAN                                               CLEVELAND OH  44101-4984
  PO BOX 1018                                                    SHARES:  26,236.125
  ASHLAND KY  41105-1018                                         9.25%
  SHARES:  3,048.780
  5.64%

  ARMADA CONSERVATIVE ALLOC FUND I SH
  NATCITY INVESTMENTS
  ATTN PAUL FABRIZI
  LOC #3070
  1965 E 6TH ST
  CLEVELAND OH  44114-2226
  SHARES:  257,293.832
  90.74%

  ARMADA OHIO TAX EXEMPT BOND B SHARES
  FIRST CLEARING CORPORATION
  A/C 2615-4740
  DONNA J DALFERRO &
  PAUL R DALFERRO
  3322 MAPLE AVE
  CASTALIA OH  44824-9446
  SHARES:  3,626.473
  99.38%

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM ISSUE CREDIT

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently more vulnerable to nonpayment than obligations in higher rating categories and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                  Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt -protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

         "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends on sinking fund payments, but that is currently paying.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         "Rating Watch" - Both long-term and short-term ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contractS purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.